UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant
Check the appropriate box:
Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement
Definitive Additional Materials
Soliciting Materials under s240.14a-12

TYPHOON TOUCH TECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

TYPHOON TOUCH TECHNOLOGIES, INC.
1700-7th Ave, Suite 2100, PMB 134, Seattle Washington 98101

PROXY STATEMENT
 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20 , 2008

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF STOCKHOLDERS OF TYPHOON TOUCH TECHNOLOGIES, INC, A NEVADA CORPORATION ("TYPHOON"), WILL BE HELD ON TUESDAY MAY 20, 2008, AT 9:00 A.M. , PST TIME AT SUITE 618, 688 WEST HASTINGS STREET, VANCOUVER, BC V6B 1P1, FOR THE FOLLOWING PURPOSES:

1.	an acquisition agreement (the "Acquisition Agreement"), dated as April 29 , 2008 by and among Typhoon, Typhoon Ventures, Inc. and James Shepard, an officer and director of Typhoon and sole shareholder of Typhoon Ventures, Inc.
2.	the authority to Typhoon's Board of Directors to effect a forward stock split of Typhoon's common stock with a forward split on the basis of up to 100 post-split shares for each 1 pre-split share;
3.	an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of Typhoon to:
  900,000,000 shares of common stock with a par value of $0.001 per share; and
    50,000,000 shares of preferred stock with a par value of $0.001 per share.

b.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

c.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

4.	new bylaws.
5.	a new stock incentive plan and to authorize the directors in their discretion to grant stock options to directors, executive officers and employees and to make any amendments the Board of Directors considers necessary to outstanding options previously granted.

6.	to transact such other business as may properly come before the special meeting, and any adjournment or postponement.

The Board of Directors has fixed the close of business on March 5, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of Typhoon's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal being made.

The adoption of each proposal stands alone and is not subject to the approval or implementation of any other proposal prior to being implemented. You may vote in favor for all, some or none of the proposals presented at the Special Meeting.

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All stockholders of Typhoon are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.

THE BOARD OF DIRECTORS CONSISTING OF MESSRS. SHEPARD AND TELLINI, ONLY ONE OF WHOM MAY BE CONSIDERED DISINTERESTED WITH RESPECT TO THE ACQUISITION AGREEMENT, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS PRESENTED AT THE OTHER SPECIAL MEETING, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ James Shepard

_________________________________
James Shepard
President, Chief Executive Officer and Director

Approximate date of mailing: April 29 , 2008

TYPHOON TOUCH TECHNOLOGIES, INC.
1700-7th Ave, Suite 2100, PMB 134, Seattle Washington 98101

PROXY STATEMENT FOR STOCKHOLDERS

The Board of Directors of Typhoon Touch Technologies, Inc., a Nevada corporation ( "Typhoon"), is furnishing this PROXY STATEMENT (this "Proxy Statement") to its stockholders in connection with a special meeting (the "Special Meeting") of the stockholders of Typhoon to be on Tuesday , May 20 , 2008 at 9:00 A.M. , local time, at Suite 618, 688 West Hastings Street, Vancouver, BC V6B 1P1, in accordance with subdivision 78.310 of the Nevada Revised Statutes. The following actions are being proposed:

1.	an acquisition agreement (the "Acquisition Agreement"), dated as April 29 , 2008 by and among Typhoon, Typhoon Ventures ,Inc. and James Shepard, an officer and director of Typhoon and sole shareholder of Typhoon Ventures, Inc.
2.	the authority to Typhoon's Board of Directors to effect a forward stock split of Typhoon's common stock with a forward split on the basis of up to 100 post-split shares for each 1 pre-split share;
3.	an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of Typhoon to:
  900,000,000 shares of common stock with a par value of $0.001 per share; and
    50,000,000 shares of preferred stock with a par value of $0.001 per share.

b.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

c.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

4.	adopt new bylaws.
5,	a new stock incentive plan and to authorize the directors in their discretion to grant stock options to directors, executive officers and employees and to make any amendments the Board of Directors considers necessary to outstanding options previously granted.
6.	to transact such other business as may properly come before the special meeting, and any adjournment or postponement.

THE BOARD OF DIRECTORS CONSISTING OF MESSRS. SHEPARD AND TELLINI, ONLY ONE OF WHOM MAY BE CONSIDERED DISINTERESTED WITH RESPECT TO THE ACQUISITION AGREEMENT, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF ALL SPECIAL MEETING PROPOSALS, ALL OF WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors has fixed the close of business on March 5, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof. Only holders of record of Typhoon's common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any of Typhoon's stockholders at Suite 618 - 688 West Hastings Street, Vancouver BC, Canada, for purposes pertaining to the Special Meeting, during normal business hours for a period of 10 days prior to the Special Meeting, and at the time and place of the Special Meeting.

The approval by Typhoon's stockholders of the asset purchase agreement requires approval by a majority of votes cast on the proposal, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on that proposal. The approval by Typhoon's stockholders is a condition for completing the transactions contemplated by the asset purchase agreement. Approval of the other matters to come before the Special Meeting is not a condition to completing the asset sale.

The adoption of each proposal stands alone and is not subject to the approval or implementation of any other proposal prior to being implemented. You may vote in favor for all, some or none of the proposals presented at the Special Meeting.

All stockholders of Typhoon are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must follow the instructions on the voting instruction card furnished by the record holder. REMEMBER, YOUR VOTE IS IMPORTANT, SO PLEASE ACT TODAY.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the proposed transactions contemplated, the forward split, the other amendments to the Articles of Incorporation and Bylaws of Typhoon and the use of the proxy.

The date of this Proxy Statement is April 29 , 2008.

TYPHOON TOUCH TECHNOLOGIES, INC.

/s/ James G. Shepard
_______________________________
James G. Shepard
President, Chief Executive Officer and Director

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SUMMARY

 This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To understand the proposed transaction fully, and for a more complete description of the legal terms of the asset purchase agreement, you should carefully read this entire Proxy Statement, the exhibits attached to this proxy statement and the documents referred to or incorporated by reference in this Proxy Statement. We have included page references in parentheses to direct you to the appropriate place in this Proxy Statement for a more complete description of the topics presented in this summary. In this Proxy Statement, the terms "Typhoon", "Company," "we," "us" and "our" refer to Typhoon Touch Technologies, Inc.

The Parties to the Acquisition Agreement (page 11)

The main parties to the asset purchase agreement dated April 29 , 2008 are Typhoon and Typhoon Ventures, Inc., a company organized and existing under the laws of Nevada and James G. Shepard, an officer and director or Typhoon and the sole shareholder of Typhoon Ventures Inc. The contact information for each of the parties is as follows:

Seller: Typhoon Touch Technologies, Inc. 1700-7th Ave, Suite 2100, PMB 134 Seattle Washington 98101
Purchasers: James G. Shepard, 306-1917 West 4th Avenue, Vancouver, British Columbia V6J 1M7	Typhoon Ventures, Inc. 711 S. Carson Street, STE. #4 Carson City, Nevada 89701

The Special Meeting

Place, Date and Time (page 5)

The Special Meeting will be held at 618-688 West Hastings Street, Vancouver, British Columbia, Canada, on Tuesday, May 20 , 2008, beginning at 9:00 a.m. , local time.

Purpose (page 8)

You will be asked to consider and vote on the following matters:

1.	an acquisition agreement (the "Acquisition Agreement"), dated as April 29 , 2008 by and among Typhoon, Typhoon Ventures ,Inc. and James Shepard, an officer and director of Typhoon and sole shareholder of Typhoon Ventures, Inc.
2.	the authority to Typhoon's Board of Directors to effect a forward stock split of Typhoon's common stock with a forward split on the basis of up to 100 post-split shares for each 1 pre-split share;
3.	an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of Typhoon to:
  900,000,000 shares of common stock with a par value of $0.001 per share; and
    50,000,000 shares of preferred stock with a par value of $0.001 per share.

b.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

c.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

4.	adopt new bylaws.
5.	a new stock incentive plan and to authorize the directors in their discretion to grant stock options to directors, executive officers and employees and to make any amendments the Board of Directors considers necessary to outstanding options previously granted.
6.	to transact such other business as may properly come before the special meeting, and any adjournment or postponement.

The adoption of each proposal stands alone and is not subject to the approval or implementation of any other proposal prior to being implemented. You may vote in favor for all, some or none of the proposals presented at the Special Meeting.

The persons named in the accompanying proxy card will also have discretionary authority to vote upon other business, if any, that properly comes before the Special Meeting and any adjournments or postponements of the Special Meeting.

Record Date and Quorum (page 5)

You are entitled to vote at the Special Meeting if you owned shares of our common stock at the close of business on March 5, 2008, the record date for the Special Meeting. You will have one vote for each share of Typhoon's common stock that you owned on the record date. As of the record date, there were 62,080,000 shares of our common stock entitled to be voted.

The holders of a majority of the outstanding shares of our common stock at the close of business on the record date represented in person or by proxy will constitute a quorum for purposes of the Special Meeting.

Required Vote (page 8)

All matters being considered at the Special Meeting require an affirmative vote of the holders of a majority of the outstanding shares of our common stock at the close of business on the record date for the Special Meeting.

Share Ownership of Directors and Executive Officers (page 10)

As of the record date for the Special Meeting, our directors and executive officers beneficially owned, in the aggregate, 36,000,000 shares of our common stock, or approximately 57.99% of the outstanding shares of our common stock. Our directors and executive officers have informed us that they intend to vote all of their shares of Typhoon's common stock "FOR" the adoption of the Acquisition Agreement and "FOR" all other matters being considered at the Special Meeting.

Voting and Proxies (page 8)

Any stockholder of record of Typhoon entitled to vote may submit a proxy by returning a signed proxy card by mail, or may vote in person by appearing at the Special Meeting. If your shares are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.

Revocability of Proxy (page 5)

Any stockholder of Typhoon of record who executes and returns a proxy card may revoke the proxy at any time before it is voted in any one of the following ways:

delivering to the transfer agent of Typhoon, or its attorney for service in British Columbia, at or before the Special Meeting, a written notice of revocation that is dated a later date than the proxy;

advising the Chairman of the Special Meeting that you are voting in person at the Special Meeting; or

any other manner provided by law.

Simply attending the Special Meeting will not constitute revocation of a proxy. If you have instructed your broker to vote your shares, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change your vote.

Recommendation of Our Board of Directors (pages 8and 9)

After careful consideration, our Board of Directors consisting of Messrs. Shepard and Tellini, only one of whom may be considered disinterested with respect to the Acquisition Agreement, unanimously approved the Acquisition Agreement, the forward split(s) of the issued and outstanding shares of Typhoon, the amendments to the Certificate of Incorporation and    new Bylaws, and the Stock Incentive Plan. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ACQUISITION AGREEMENT, FORWARD STOCK SPLIT, NEW CHARTER DOCUMENTS, AND STOCK INCENTIVE PLAN.

In reaching its decision, our Board of Directors evaluated a variety of business, financial and market factors and consulted with our accounting, legal and financial advisors. In considering the recommendation of our Board of Directors with respect to the Acquisition Agreement, you should be aware that James Shepard, a director and executive officer of Typhoon, has an interest in the transaction that differ from, or are in addition to, your interests as a stockholder. See "INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON" on page 23 of this Proxy Statement.

For the factors considered by our Board of Directors in reaching its decision to approve the Acquisition Agreement and the transaction, see "ACQUISITION AGREEMENT -Background to the Sale" beginning on page 12.

The Acquisition Agreement

Reasons for the Sale of the Music Business Assets (see page 12)

During the last three years, our music portal and music download kiosks forming the "music business" has been in the concept and start-up stage and has incurred and will continue to incur operating losses for sometime in the future. The Music Business asset sale will result in us exiting the music industry and no longer being subject to the volatile and competitive nature of this industry. The Music Business accounted for approximately $0 of our revenues for the nine months ended February 28, 2008. During the nine month period ended February 28, 2008 Typhoon received other income in the form of an out-of-court settlement in the amount of $500,000 related to a patent infringement with an unrelated party. Under the terms of the settlement, Typhoon received cash proceeds of $200,000 on the date of settlement and is entitled to receive the remaining $300,000 over the following four years in payments of $75,000 per year. A gain of $362,010 being gross settlement proceeds of $500,000 less legal fees of $137,990 was recorded to reflect the net of the total proceeds received related to the settlement. Our board of directors has determined that the sale of our Music Business will allow us to focus on developing, inventing, seeking partnership and defending our patent concerning keyboard less touch screen devices.

General Terms of the Acquisition Agreement (page 11)

The basic terms of the Acquisition Agreement are as follows:

  Typhoon will sell its current music business assets to Typhoon Ventures, Inc. and James Shepard, Typhoon's President and Chief Executive Officer (the "Sale").
  In exchange Mr. Shepard has agreed to return to treasury 36,000,000 shares of common stock of Typhoon and Typhoon Ventures Inc. will assume all liabilities associated with the music business.

Conditions to Closing the Acquisition Agreement (page 13)

Before we can close the Acquisition Agreement, a number of conditions must be satisfied. These include:

  Typhoon must file all reports that it is required to file with the Securities and Exchange Commission;
  Typhoon having received majority stockholder approval of the Acquisition Agreement; and
  there be no regulatory or other bar to the transactions completing.

The Acquisition Agreement is also subject to other customary terms and conditions, including regulatory and third party approvals.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Regulatory Approvals.

To the knowledge of Typhoon, no approvals by any governmental authority are required in order to complete the Asset Purchase Agreement.

Assets and Liabilities to be Assumed by Mr. Shepard and Typhoon Ventures, Inc. (page 14)

The following summarizes the assets purchased and liabilities to be assumed by Mr. Shepard and Typhoon Ventures, Inc. which comprises the overall purchase price on a pro forma basis as of February 29, 2008:
Amount	Description
$7,335	Property, plant and equipment (Music Business assets)
57,470	Website development costs
(5,000)	Accounts payable and accrued liabilities assumed

$59,805	Purchase price (book value of shares cancelled)

The shares of Typhoon last traded at $3.50 per share. Mr. Shepard has agreed to return to treasury the 36,000,000 shares of Typhoon he currently holds in exchange for the Music Business assets. Based on the last trade price these shares are deemed worth $126,000,000 in market value. As stated in the financial statements the book value of the shares being returned to treasury are worth only $59,805.

Liabilities to be Retained by Typhoon (page 14)

We will retain the loan payable of $900,000.

Effect of the Transaction (page 13)

Typhoons continuing operations will focus solely on licensing, developing, and defending our patents concerning our touch screen technology and other technology we may acquire in the future.

The assets recorded on our balance sheet will be reduced by $64,805 from $1,105,146 prior to completion of the transaction to $1,040,341. Our liabilities will be reduced by $5,000 from $905,000 prior to completion of the transaction to $900,000.

Although the Music Business was the first business of Typhoon it is no longer a significant component of Typhoon's assets or business focus.

Termination of the Acquisition Agreement (page 14)

The Acquisition Agreement may be terminated at any time prior to the effective time of the merger, whether before or after stockholder approval has been obtained, as follows:

  by mutual written agreement;
  by either party if the Sale is not approved by Typhoon's stockholders;
  by either party if the other party has committed a material breach of any provision of the Acquisition Agreement that has not been cured within thirty (30) days of written notice of such breach subject to certain materiality limitations;
  by either party if an order, decree, ruling, judgment or injunction has been entered by any governmental authority permanently restraining, enjoining or otherwise limiting or prohibiting the consummation of the Sale; or

  by either party upon written notice if the closing has not occurred before 5 p.m., Eastern Standard Time, on June 30, 2008.

Accounting Treatment (page 14).

The proposed sale of the music business assets is expected to be accounted for as a sale of net assets. The results of operations will be treated as discontinued operations.

Material United States Federal Income Tax Consequences of the Acquisition Agreement (page 13)

The transaction will not attract any tax consequences for Typhoon's existing stockholders.

Stockholder Approval of the Sale of the Music Business Assets; Vote Required (page 8).

We are organized under the corporate laws of the State of Nevada. Under Section 78.565 of the Nevada Revised Statutes, the sale by us of our assets requires approval by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of our common stock on the record date. We are seeking the approval of the majority of the minority stockholders in addition to majority approval to the sale of our music business assets rather than risk a challenge to the sale to Mr. Shepard who is our President and Chief Executive Officer. As of the date of this Proxy Statement, Mr. Shepard holds of approximately 58% of the outstanding shares of our common stock and he intends to vote in favor of this transaction. We will not proceed with the sale unless over 50% of the non-interested stockholders in attendance at the Special Meeting vote in favor of the Acquisition Agreement.

When the Acquisition Agreement Is Expected to be Closed (page 13)

We are working to complete the transaction as soon as possible. We anticipate completing the transaction within five days after an affirmative vote at the Special Meeting.

Amendment to Articles of Incorporation and New Bylaws (page 15 to 19)

Typhoon's current authorized share capitalization does not allow for preferred stock. Increasing the authorized share capital of Typhoon to 900,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.001 per share should provide Typhoon with all the flexibility it may need to address its future needs. The amendment to the Articles of Incorporation to Opt out of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444 is not being undertaken in response to any pending or contemplated transaction. These provisions contain certain takeover defensive measures. The Board of Directors believes removing the applicability of these provisions will provide Typhoon and its stockholders greater flexibility in structuring future acquisitions.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Incentive Plan (page 20)

The Board of Directors of Typhoon has adopted a Stock Incentive Plan, subject to the approval of its stockholders. The Stock Incentive Plan provides for a reserve of 2,000,000 shares that could be issued in connection with awards granted under the Stock Incentive Plan.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Market Price of Our Stock (page 9)

Our common stock is quoted on the OTCBB under the trading symbol "TYPT". The closing bid price of our common stock on the OTCBB on March 13, 2008, was $1.55 and the last trade was February 15, 2008 at $3.50.

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Appraisal Rights (page 23)

Pursuant to Nevada Law, our stockholders are not entitled to appraisal rights in association with any of the matters being considered at the Special Meeting.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following actions:

1.	an acquisition agreement (the "Acquisition Agreement"), dated as April 29 , 2008 by and among Typhoon, Typhoon Ventures ,Inc. and James Shepard, an officer and director of Typhoon and sole shareholder of Typhoon Ventures, Inc.
2.	the authority to Typhoon's Board of Directors to effect a forward stock split of Typhoon's common stock with a forward split on the basis of up to 100 post-split shares for each 1 pre-split share;
3.	an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of Typhoon to:
  900,000,000 shares of common stock with a par value of $0.001 per share; and
    50,000,000 shares of preferred stock with a par value of $0.001 per share.

b.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

c.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

4.	adopt new bylaws.
5,	a new stock incentive plan and to authorize the directors in their discretion to grant stock options to directors, executive officers and employees and to make any amendments the Board of Directors considers necessary to outstanding options previously granted.

The adoption of each proposal stands alone and is not subject to the approval or implementation of any other proposal prior to being implemented. You may vote in favor for all, some or none of the proposals presented at the Special Meeting.

Q: How does the Board of Directors recommend I vote?

A: Please see the information included in the Proxy Statement relating to the proposals to be voted on. Our Board of Directors consisting of Messrs. Shepard and Tellini, only one of whom may be considered disinterested with respect to the Acquisition Agreement, unanimously recommends that you vote "for" the approval of the Acquisition Agreement, the forward split, amendments to the Articles of Incorporation, new bylaws and the stock incentive plan.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held at Suite 618 - 688 West Hastings Street Vancouver, BC V6B 1P1, on May 20 , 2008, at 9:00 a.m. , local time.

Q: How do I vote?

A: If you are a common stockholder of record as of the record date, you may vote in person by attending the Special Meeting or, to ensure your shares are represented at the Special Meeting, you may vote by signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold shares in the name of a bank or broker, please follow the voting instructions provided to ensure that your shares are represented at your Special Meeting. Please note that most banks and brokers permit their beneficial owners to vote by telephone.

Q: What if I don't vote or abstain? How are broker non-votes counted?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

Q: If my shares are held in street name by my broker, will my broker vote my shares for me?

A: If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you must provide the record holder (i.e., broker, bank or other nominee) of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to Typhoon or by voting in person at the Special Meeting unless you provide a "legal proxy," which you must obtain from your bank or broker. Further, brokers who hold shares of common stock on behalf of their customers may not give a proxy to Typhoon to vote those shares without specific instructions from their customers.

If you do not instruct your broker on how to vote your shares, your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors).

Q: What will happen if you return your proxy card without indicating how to vote?

A: If you return your proxy card without indicating how to vote on any particular proposal, the common stock represented by your proxy will be voted in favor of that proposal.

Q: Can I change my vote even after returning a proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways:

  you can send a signed notice of revocation;
  you can grant a new, valid proxy bearing a later date; or
  if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary or Assistant Secretary of Typhoon no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, you should contact your broker to change your vote.

Q: What do I need to do now?

A: Carefully read and consider the information contained in this Proxy Statement, including its exhibits. In order for your shares to be represented at the Special Meeting:

  you can attend the Special Meeting in person;
  you can vote by telephone by following the instructions included on your proxy card; or
  you can indicate on the enclosed proxy card how you would like to vote and return the proxy card in the accompanying pre-addressed postage paid envelope.

Q: Why have the Board of Directors and the Majority Shareholders agreed to the Sale of Typhoons music business assets?

A: The Board of Directors believes that all of Typhoon's efforts should be focused on licensing, developing and defending the intellectual property rights we acquired in June 2007. This intellectual property relates to certain patents concerning keyboardless touch screen devices which management believes will provide its stockholders with greater opportunities than the music business being sold.

Q: What are the basic terms of the transactions being undertaken?

A: Typhoon, pursuant to an asset purchase agreement (the "Acquisition Agreement"), will sell its current music business assets to Typhoon Ventures, Inc. and James Shepard, Typhoon's President and Chief Executive Officer (the "Sale"). In exchange Mr. Shepard has agreed to return to treasury 36,000,000 shares of common stock of Typhoon and Typhoon Ventures, Inc. will assume all the liabilities of the music business. Our board of directors, consisting of Messrs. Shepard and Tellini, only one of whom may be considered disinterested with respect to the Acquisition Agreement, unanimously approved the Acquisition Agreement and the Sale, determined that the Sale was in the best interests of Typhoon and its stockholders and recommended that our stockholders vote to approve the Acquisition Agreement and the Sale. Section 78.565 of the NRS allows us to sell all or substantially all of our assets by obtaining the approval of the holders of a majority of the shares of outstanding stock entitled to vote.

You will retain all of your present stockholdings in Typhoon and are not required to do anything.

Q: Who are the parties to the sale?

A: Seller:      Typhoon Touch Technologies, Inc., 1700-7th Ave, Suite 2100, PMB 134, Seattle Washington 98101

Purchasers: Typhoon Ventures, Inc.. 711 South Carson Street, Suite #4, Carson City, Nevada 89701;and
                      James G. Shepard, 306-1917 West 4th Avenue, Vancouver, BC V6J 1M7

Q: How was the purchase price for the sale of assets determined?

A: The purchase price for the business assets proposed to be sold to James Shepard was negotiated between Raymond P. Tellini, an independent and disinterested director of Typhoon, and Mr. Shepard. Since Mr. Shepard has an interest in the transaction, the disinterested member of our board of directors also approved the transaction. Messrs. Tellini and Shepard are the only two directors on our board of directors.

Q: Will I recognize gain or loss in connection with the sale of the music business of Typhoon?

A: No. The transaction will not attract any tax consequences for Typhoon's existing stockholders.

Q: Are there any conditions to closing the Sale?

A: Yes. There are several conditions, including the following:

  Typhoon must file all reports that it is required to file with the Securities and Exchange Commission;
  Typhoon having received majority stockholder approval of the Acquisition Agreement; and
  there be no regulatory or other bar to the transactions completing.

Typhoon and Purchaser will complete the Sale when all of the conditions to closing are satisfied or waived.

Stockholder approval of the Acquisition Agreement is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Q: What business will be conducted by Typhoon on close of the Sale?

A: Typhoon's continuing operations will be focused on licensing, developing, and defending our patents concerning our touch screen technology and other technologies.

Q: Are there risks involved in the Sale?

A: Yes. After the transaction is completed, Typhoon's success will be totally dependent on the success of its keyboardless touch screen technology. There are no assurances that Typhoon's business operations or activities going forward will be profitable after the closing of the Acquisition Agreement. (See "SALE OF CERTAIN ASSETS - Risks Factors").

Q: When do you expect to complete the Sale?

A: Within approximately a month after the initial filing date of this Proxy Statement. As mentioned previously, there are several conditions to the closing of the Sale.

Q: Have the parties agreed to any terms of indemnification?

A: Yes. Typhoon and Mr. Shepard have each agreed to indemnify the other for certain losses incurred in connection with a breach by the indemnifying party of its representations, warranties or covenants under the Acquisition Agreement and certain other matters, including taxes. These obligations are subject to certain limitations.

Q: Can the agreement be terminated?

A: The Acquisition Agreement may be terminated at any time prior to the closing date:

  by mutual written agreement;
  by either party if the Sale is not approved by Typhoon's stockholders;
  by either party if the other party has committed a material breach of any provision of the Acquisition Agreement that has not been cured within thirty (30) days of written notice of such breach subject to certain materiality limitations;
  by either party if an order, decree, ruling, judgment or injunction has been entered by any governmental authority permanently restraining, enjoining or otherwise limiting or prohibiting the consummation of the Sale; or
  by either party upon written notice if the closing has not occurred before 5 p.m., Eastern Standard Time, on June 30, 2008.

Q: Why have the Board of Directors and the Majority Stockholders agreed to approve the stock split and amendment to the authorized share capital?

A: The stock split is meant to increase the number of shares currently issued and outstanding in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with any private placement offerings or acquisitions Typhoon may undertake in the future. Further, the increase, while probably resulting in a lower trading price should Typhoon's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Typhoon's stock . The change to the share capitalization will provide Typhoon with increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Q: Will there be any changes made to the rights and restrictions attached to the common shares?

There will be no changes made to the voting rights or any other rights and restrictions attached to the common shares of Typhoon as a result of the forward split(s). The main effect of the forward split will be the increase of the number of common shares outstanding in accordance to the number selected by the Board of Directors in their sole discretion.

Q: What are Interests of Certain Officers and Directors in the Matters to be Acted Upon?

A: Certain of Typhoon's directors and officers may have interests in the Sale that may be different from, or in addition to, their interests as Company stockholders.  Upon the closing of the Sale, Typhoon's Chief Executive Officer, James G. Shepard, will receive all rights in Typhoons music division and have returned to treasury 36,000,000 shares of Common Stock of Typhoon he now holds. Management agreements will be entered into by Typhoon with Messrs. Shepard and Tellini to ensure their continued loyalty to Typhoon. Mr. Shepard's management agreement will provide him with a salary of $5,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. Mr. Tellini's management agreement will provide him with a salary of $3,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. The members of Typhoon's board of directors knew about these additional interests and considered them when they approved the Acquisition Agreement and individual management agreements.

Q: Do I have appraisal rights?

A: No. Under the Nevada Revised Statutes, the Acquisition Agreement, Sale, the forward split(s) of the issued and outstanding common stock, and change to its authorized share capitalization does not require Typhoon to provide dissenting stockholders with a right of appraisal and Typhoon will not provide stockholders with such a right.

Q: When do you expect to complete the changes proposed in this Proxy Statement?

A: The first forward split and the amendments to the articles of incorporation will become effective on the opening of business on the twenty-first day following the mailing of this Proxy Statement to the stockholders of Typhoon. Typhoon will file the Certificate of Amendment to Articles of Incorporation and notice of a forward split with the Secretary of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call James G. Shepard, the President and Chief Executive Officer of Typhoon, at: 206-407-2538.

GENERAL INFORMATION

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of Typhoon, a Nevada corporation, for use at the Special Meeting to be held on Tuesday, May 20 , 2008, at 9:00 a.m. , local time, at the Suite 618, 688 West Hastings Street, Vancouver, British Columbia, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of Typhoon. The directors, officers and regular employees of Typhoon will not receive any additional compensation for such activities. Typhoon may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of Typhoon held of record by such persons, and Typhoon will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by Typhoon. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about April 29 , 2008.

Record Date

The close of business on March 5, 2008, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive this Proxy Statement.

Outstanding Shares and Voting Rights

On March 5, 2008, Typhoon had 62,080,000 outstanding shares of common stock with a par value of $0.001 per share. The record holders of those securities outstanding on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date were held by 39 stockholders of record.

How You Can Vote

If you were a registered stockholder of Typhoon on the Record Date (i.e. your shares of Company common stock are held in your name on March 5, 2008), you may vote your shares of Company common stock either by attending the Special Meeting in person or, if you do not plan to attend the Special Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The person named in the accompanying form of proxy is James G. Shepard, President of Typhoon. You may also appoint some other person (who need not be a stockholder of Typhoon) to represent you at the Special Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Special Meeting in person. Registered stockholders may vote by proxy by submitting a proxy by mail or fax. Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to Typhoon's transfer agent of Texas, by fax: 972-612-4122, by mail or by hand at their offices at Signature Stock Transfer Incorporated, 2632 Coachlight Court, Plano, Texas 75093, at anytime, up to and including 2:00 p.m., local time, on May 16 , 2008.

Advice to Beneficial Holders of Common Shares

The Proxy set forth in this section is of significant importance to many stockholders of Typhoon as a substantial number of stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (the "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of Typhoon as the registered holders of shares of Company common stock can be recognized and acted upon at the Special Meeting. If shares of Company common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of Company common stock will not be registered in the stockholder's name on the records of Typhoon. Such shares of Company common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares of Company common stock are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of Company common stock are voted at the Special Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered stockholders by Typhoon. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communications Solution ("BROADRIDGE") in the United States and in Canada. Broadridge typically applies a special sticker to proxy forms, mails those forms to the Beneficial Stockholders and requests the Beneficial Stockholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Special Meeting. A Beneficial Stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of Company common stock directly at the Special Meeting - the proxy must be returned to Broadridge well in advance of the Special Meeting in order to have the shares of Company common stock voted.

Although a Beneficial Stockholder may not be recognized directly at the Special Meeting for the purposes of voting shares of Company common stock registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend the Special Meeting as proxyholder for the registered stockholder and vote the shares of Company common stock in that capacity. Beneficial Stockholders who wish to attend the Special Meeting and indirectly vote their shares of Company common stock as proxy holder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Special Meeting.

Alternatively, a Beneficial Stockholder may request, in writing, that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend the Special Meeting and vote his or her shares of Company common stock.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Special Meeting or, if the Special Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to Signature Stock Transfer Incorporated, 2632 Coachlight Court, Plano, Texas 75093 (Facsimile: 972-612-4122) or to the offices of the Attorney for Service of Typhoon in British

Columbia, which is located at the offices of Venture Law Corporation, 618 - 688 West Hastings Street, Vancouver, British Columbia, V6B 1P1 (Facsimile: 604-659-9178),

  advising the Chairman of the Special Meeting that you are voting in person at the Special Meeting, or any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;
  any amendment to or variation of any matter identified in the proxy; and
  any other matter that properly comes before the Special Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Proxy Statement, management of Typhoon knows of no amendment, variation or other matter that may come before the Special Meeting, but if any amendment, variation or other matter properly comes before the Special Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Stockholder Proposals for the 2009 Proxy Statement

Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2009 Annual Meeting of Stockholders should submit the proposal, along with proof of ownership of Typhoon stock in accordance with SEC Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, in writing to Typhoon 's principal executive offices, in care of the Office of the Corporate Secretary, Typhoon Touch Technologies, Inc., 1700-7th Ave, Suite 2100, PMB 134, Seattle Washington 98101. Alternatively, it may be faxed to: 604-688-6525 attention: James Shepard, President. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. The proposal must be received by April 12, 2008 for Typhoon to consider it for inclusion in the Proxy Statement for the 2008 Annual Meeting of Stockholders. Stockholders who wish to present other business for the 2008 Annual Meeting of Stockholders must notify the Corporate Secretary in writing of their intent. This notification must be received by Typhoon between April 12, 2008 and April 30, 2008. This requirement does not apply to the deadline for submitting stockholder proposals for inclusion in the Proxy Statement (see paragraph immediately above), nor does it apply to questions a stockholder may want to ask at the Special Meeting.

Delivery of Documents to Stockholders Sharing an Address

Only one copy of this Proxy Statement is being delivered to two or more security holders who share an address, unless Typhoon has received contrary instructions from one or more of the security holders. Upon written or oral request, Typhoon will deliver a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the Proxy Statement was delivered. Typhoon can be notified in this regard at the address and phone number below. Security holders sharing an address may request delivery of a single copy of annual reports and Proxy Statements by notifying Typhoon by telephone at: 206-407-2538 or in writing at:

Typhoon Touch Technologies, Inc.
1700-7th Ave, Suite 2100, PMB 134
Seattle Washington 98101

Expenses of Proxy Statement

The expenses of mailing this Proxy Statement will be borne by Typhoon, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the common stock, held of record by such persons, and that Typhoon will reimburse them for their reasonable expenses incurred in connection therewith.

Matters Subject to Vote at the Special Meeting

The following matters will be considered at the Special Meeting:

1.	an acquisition agreement (the "Acquisition Agreement"), dated as April 29 , 2008 by and among Typhoon and James Shepard, an officer and director of Typhoon.
2.	the authority to Typhoon's Board of Directors to effect a forward stock split of Typhoon's common stock with a forward split on the basis of up to 100 post-split shares for each 1 pre-split share;
3.	an amendment of the Articles of Incorporation to:
a.	amend the authorized share capital of Typhoon to:
  900,000,000 shares of common stock with a par value of $0.001 per share; and
    50,000,000 shares of preferred stock with a par value of $0.001 per share.

b.	expressly opt-out of, or elect not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1 and

c.	expressly opt-out of, and elect not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434

4.	adopt new bylaws.
5,	a new stock incentive plan and to authorize the directors in their discretion to grant stock options to directors, executive officers and employees and to make any amendments the Board of Directors considers necessary to outstanding options previously granted.

The adoption of each proposal stands alone and is not subject to the approval or implementation of any other proposal prior to being implemented. You may vote in favor for all, some or none of the proposals presented at the Special Meeting.

Approval of Acquisition Agreement. The Acquisition Agreement to sell our existing music business will effectively change the business focus of Typhoon to exclusively touch screen devices.

Approval of the adoption of the Acquisition Agreement and Sale requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, our President and Chief Executive Officer and a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action. In addition to receiving majority approval, we are seeking majority of minority approval of our stockholders approval to the sale of our music business assets rather than risk a challenge to the sale to Mr. Shepard. We will not proceed with the sale unless over 50% of the non-interested stockholders in attendance at the Special Meeting vote in favor of the Acquisition Agreement.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Approval of Forward Split. The primary purpose of the two forward splits is to provide the Board of Directors with discretion to increase the number of total shares issued and outstanding of Typhoon's common stock. Management believes this forward split is in the best interest of Typhoon and its stockholders.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased proportionally from the currently issued and outstanding to the new number. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the forward split requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Approval of Change to Existing Share Capitalization. Typhoon's current share capitalization consists of 300,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Typhoon to 900,000,0000 shares of common stock with a par value of $0.001 per share and   50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Typhoon increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Approval of the change to Typhoon's existing capitalization requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Opt out of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444.   Typhoon intends to opt out of certain provisions of Chapter 78 of the Nevada Revised Statute which contain certain takeover defensive measures as described in more detail below.  The Board of Directors believes removing the applicability of these provisions will provide Typhoon and its stockholders greater flexibility in structuring future acquisitions.

Approval of the opting out of the foregoing provisions requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Adoption of New Bylaws.  The current bylaws of Typhoon are standard private company bylaws.  Management believes the bylaws proposed will better serve Typhoon as a public company.

Approval of the adoption of new bylaws requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Adoption of Stock incentive plan. The Board of Directors has adopted the 2008 Stock Incentive Plan (the "Plan") and has approved the submission of the Plan for approval by the stockholders of Typhoon at the meeting. The purposes of the Plan are to retain key employees, directors, and consultants to Typhoon having experience and ability, to attract new employees, directors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of Typhoon. The Board of Directors believes that grants of options and other forms of equity participation are an increasingly important means to retain and compensate employees, directors and consultants. If approved by the stockholders, a total of 2,000,000 shares of common stock will be initially reserved for issuance under the Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the common stock or capital structure of Typhoon. As of April 14, 2008, the closing bid price of our Common Stock reported on the OTC Bulletin Board, was $1.01 the last trade price was on February 15, 2008 at $3.50.

Approval of the adoption of the stock incentive plan requires the affirmative consent of at least a majority of the outstanding shares of common stock of Typhoon. James Shepard, a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of common stock with respect to stockholders who were known to Typhoon to be beneficial owners of more than 5% of the common stock and the officers, directors and management of Typhoon individually and as a group as of the Record Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of April 14, 2008.
	Shares Beneficially Owned(1)		Percentage of Voting Stock(1)
Name and Address of Beneficial Owner	Before Sale(2)	After Sale(3)	Before Sale(2)	After Sale(3)
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	22,080,000	22,080,000	35.6%	84.66%
James G. Shepard 306-1917 West 4th Avenue Vancouver, BC V6J 1M7	36,000,000	0	57.99%	0%
Ray Tellini 1700-7th Ave, Suite 2100, PMB 134 Seattle Washington 98101	0	0	0%	0%
All Officers and Directors as a Group that consists of two people	36,000,000	0	0%	0%

Notes:

  The above table does not include any shares of Common Stock which are or become issuable on the exercise of stock options or warrants.
  Based on 62,080,000 shares outstanding as of April 14, 2008 and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.
  Based on 26,080,000 shares outstanding as of the close of the Sale and return to treasury of 36,000,000 shares of Common Stock of Typhoon by Mr. Shepard, and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options within 60 days.

SHARE CAPITALIZATION OF TYPHOON

Material Terms of the Common Stock

As of the Record Date, there were 62,080,000 shares of common stock issued and outstanding held by thirty-nine (39) registered stockholders.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Typhoon legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Typhoon and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Typhoon, holders of shares of common stock are entitled to receive their proportionate share of the assets of Typhoon available for distribution to stockholders after satisfaction of all Company liabilities and obligations.

The foregoing summary of the material terms of the common stock of Typhoon does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Certificate of Incorporation of Typhoon. The Certificate of Incorporation of Typhoon is to be amended as attached hereto as Exhibit B.

Dividends

There are no restrictions in Typhoon's Articles of Incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  Typhoon would not be able to pay its debts as they become due in the usual course of business; or
  Typhoon's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Typhoon has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by Typhoon of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon Typhoon's earnings, its capital requirements and its financial condition, as well as other relevant factors.

Stock Options

As of April 5, 2008, Typhoon had no stock options outstanding or exercisable to acquire shares of common stock of Typhoon.

Warrants

As of April 14, 2008, Typhoon had warrants outstanding for 26,080,000 shares of common stock of Typhoon. Each common share purchase warrant entitles the holder to purchase one additional share of common stock of Typhoon at a price of $0.025 per share for a period of two years from the date of issuance (Expiry May 18, 2008).

SALE OF CERTAIN ASSETS

The Parties to the Sale

Seller: Typhoon Touch Technologies, Inc. 1700-7th Ave, Suite 2100, PMB 134 Seattle Washington 98101
Purchasers: James G. Shepard, 306-1917 West 4th Avenue, Vancouver, British Columbia V6J 1M7	Typhoon Ventures, Inc. 1700-7th Ave, Suite 2100, PMB 134 Seattle Washington 98101

Typhoon Ventures, Inc. was formed in Nevada on March 20, 2008, by Mr. Shepard to conduct this transaction and hold the assets to be acquired under the Acquisition Agreement. Mr. Shepard is a director and officer of Typhoon.

The Business of Typhoon After the Sale

Upon consummation of the proposed Sale of the music business, our core focus will be on developing, inventing and seeking partnerships in the touch technology field.

Typhoon currently holds two patents for portable, self-contained, general purpose, keyboard-less computing devices which utilize a touch-screen display for data entry purposes. Typhoon is exploring relevant licensing opportunities and acquisitions to advance the corporate mission of Typhoon.

Typhoon's business model will include licensing the manufacturing and distribution of products to experienced licenses to accelerate the growth of the Typhoon business in key global markets while minimizing costs and risks. Typhoon will also aggressively protect its patents by pursuing any infringements it becomes aware of by unlicensed third parties.

The Sale

Structure of the Sale. Pursuant to the Acquisition Agreement, we will sell, and Typhoon Ventures, Inc., a newly formed Nevada incorporated company, and Mr. James Shepard, and officer director of Typhoon and the sole shareholder of Typhoon Ventures, Inc., will acquire, 100% of the assets associated with the music portal and music download kiosks forming the "music business" in exchange for the assumption of liabilities associated with the music business and return to treasury 36,000,000 shares of Common Stock of Typhoon owned by Mr. Shepard, among other terms and conditions.   Since the bulk of our business is associated with the music business, the Sale may constitute the sale of substantially all of our assets.

Background of the Sale. We were incorporated on August 30, 3005 in the State of Nevada. We were originally known as "Typhoon Tunes Inc." and were set up to pursue our concept of making the worldwide inventory of online music available to customers in a friendly and accessible fashion through retail mall kiosks with a touch screen interface and other point-of-purchase locations, including on the World Wide Web at typhoonmusic.net. We completed a registered public offering of our securities in 2006 and our Common Stock is quoted on the OTC Bulletin Board under the symbol TYPT.

Our business focus expanded to include keyboardless touch screen devices when on June 5, 2007, when we signed an agreement to purchase U.S. patent application 5,379,057 and 5,675,362, including related intellectual property, from Nova Mobility Systems Inc. As consideration for these rights we paid cash, agreed to secure proper conditions for the future development and enforcement of the patent applications and agreed to a 10% royalty to be retained by Nova Mobility Systems Inc.

Through the process patent acquisition, Typhoon realized that its touch-screen concept had a much broader application beyond the world of music, and expanded its initiatives accordingly. The name of the company was officially changed to Typhoon Touch Technologies in September 2007 to better reflect its mission to: "Invent. Partner. Own." Today, Typhoon is in the business of exploring the numerous ways touch-sensitive devices can be used in the field of personal electronics, developing such technologies through its own development lab and through partnerships with other companies.

Management believes the efforts of Typhoon should be focused exclusively on licensing, developing and enforcing its touch screen patent applications instead of the music business. Touch screen technology is found in: mobile phones, personal digital assistants, laptop computers and other mobile computing devices. On March 11, 2008, the board of directors signed a written consent to approval the sale of the music business to Mr. Shepard. Mr. Shepard formed Typhoon Ventures, Inc., a Nevada corporation to acquire the music business from Typhoon.

Reasons for the Asset Sale; Benefits. During the last three years, our music portal and music download kiosks forming the "Music Business" has been in the concept and start-up stage and has incurred and will continue to incur operating losses for sometime in the future. The Music Business asset sale will result in us exiting the music industry and no longer being subject to the volatile and competitive nature of this industry. The Music Business accounted for approximately $0 of our revenues for the nine months ended February 28, 2008. During the nine month period ended February 28, 2008 Typhoon received other income in the form of an out-of-court settlement in the amount of $500,000 related to a patent infringement with an unrelated party. Under the terms of the settlement, Typhoon received cash proceeds of $200,000 on the date of settlement and is entitled to receive the remaining $300,000 over the following four years in payments of $75,000 per year. A gain of $362,010 being gross settlement proceeds of $500,000 less legal fees of $137,990 was recorded to reflect the net of the total proceeds received related to the settlement. Our board of directors has determined that the sale of our Music Business will allow us to focus on developing, inventing, seeking partnership and defending our patent concerning keyboard touch screen devices.

In reaching its decision to approve the asset sale and to recommend approval of the asset purchase agreement to our stockholders, our board of directors consisting of Messrs. Shepard and Tellini consulted with our legal counsel in the US and Canada, and our auditors as to whether it would be better to spin-off Typhoon's Music Business, abandon the Music Business or sell the Music Business to an arms-length party or Mr. Shepard.

Prior to approving the asset sale, our board of directors considered the possible effect each of the various alternative ways would maximize stockholder value. After considerable discussion and due consideration, our board of directors concluded that the asset sale to Mr. Shepard and Typhoon Ventures, Inc. presented the best course of action for us at this time.

The material factors considered by our board of directors in making its determination to pursue the asset sale included the following:

  the amount and form of the consideration to be paid in the transaction;
  the belief that, after conducting an extensive review of our financial condition, results of operations and business and earning prospects, the sale of the Music Business and the focus on touch screen technology business was likely to create greater value for our stockholders as compared to continuing to pursue the Music Business strategy in tandem; and
  the belief that potential arms-length buyers were not reasonably likely to provide an equal or greater value to us and our stockholders than the return to treasury and cancellation of 36,000,000 shares of common stock by Mr. Shepard.

We did not seek or receive any offers to purchase the Music Business assets from any person other than Mr. Shepard and Typhoon Ventures, Inc.

Determination of Sale Price. We did not consider obtaining an independent evaluation of the fairness of the consideration being paid by Mr. Shepard and Typhoon Ventures, Inc. for the Music Assets. Instead, the price was determined through negotiations between Mr. Tellini and Mr. Shepard. Messrs. Tellini and Shepard are the only two directors forming our board of directors.

The total consideration to be paid was based on:

  the book value of the assets forming the Music Business, which is approximately$64,805;
  the book value of the stock being returned to treasury is $59,805 and the liabilities being assumed by the purchasers on sale add up to $5,000 (total book value consideration of $64,805); and
  the deemed market value of the stock being returned to treasury. The last trade price of our common shares on the OTCBB was $3.50 on February 15, 2008. The deemed market value of the shares being returned to treasury is therefore $126,000,000.

As our common stock is thinly traded the actual value of our shares of common stock is probably much less than the last trade price but at the same time much higher than its book value. Regardless of the actual value of the shares being tendered, Mr. Tellini determined that it was unlikely an arms-length third party would pay Typhoon more than book value for its Music Business and may have paid Typhoon even less than book value given the current start-up condition of the Music Business. Further, the Music Business concept and development is dependent on Mr. Shepard's efforts. Without Mr. Shepard there would be no Music Business. The Music Business is still in the development stage and not earning revenue and is unlikely to earn revenue in the near future.

The return to treasury of 36,000,000 shares of common stock represents almost 58% of the issued and outstanding shares of Typhoon. The remaining 42% of the shareholders would immediately benefit from this action.

Assets and Liabilities to be Assumed by Mr. Shepard and Typhoon Ventures, Inc. The following summarizes the assets purchased and liabilities to be assumed by Mr. Shepard and Typhoon Ventures, Inc. which comprises the overall purchase price on a pro forma basis as of February 29, 2008:
Amount	Description
$7,335	Property, plant and equipment (Music Business assets)
57,470	Website development costs
(5,000)	Accounts payable and accrued liabilities assumed

$59,805	Purchase price (book value of shares cancelled)

The shares of Typhoon last traded at $3.50 per share. Mr. Shepard has agreed to return to treasury the 36,000,000 shares of Typhoon he currently holds in exchange for the Music Business assets. Based on the last trade price these shares are deemed worth $126,000,000 in market value. As stated in the financial statements the book value of the shares being returned to treasury are worth only $59,805.

Liabilities to be Retained by Typhoon. We will retain the loan payable of $900,000.

Effect of the Transaction. Typhoons continuing operations will focus solely on licensing, developing, and defending our patents concerning our touch screen technology and other technology we may acquire in the future.

The assets recorded on our balance sheet will be reduced by $64,805 from $1,105,146 prior to completion of the transaction to $1,040,341. Our liabilities will be reduced by $5,000 from $905,000 prior to completion of the transaction to $900,000.

Although the Music Business was the first business of Typhoon it is no longer a significant component of Typhoon's assets or business focus.

Accounting Treatment of the Proposed Sale. In accordance with the liquidation basis of accounting, our asset values have been adjusted to reflect the proposed sale to Typhoon Ventures, Inc. and Mr. Shepard. For financial reporting purposes, the consummation of the asset sale would have produced a gain of approximately $4,949 if the transaction had closed on February 28, 2008 in accordance with the terms of the Acqusition Agreement.

Acquisition Agreement. The following summarizes material provisions of the Acquisition Agreement, a copy of which is attached to this Proxy Statement as Exhibit A and which we incorporate by reference into this document. This summary does not purport to be complete, and the rights and obligations of the parties are governed by the express terms of the Acquisition Agreement and not by this summary or any other information contained in this Proxy Statement. The discussion of the Acquisition Agreement is qualified in its entirety by reference to the document. All our stockholders are urged to read the Acquisition Agreement carefully and in its entirety.

The description of the Acquisition Agreement in this Proxy Statement has been included to provide you with information regarding its terms. The Acquisition Agreement contains representations and warranties. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

On April 29 , 2008, we executed an acquisition agreement (the "Acquisition Agreement") by and among Typhoon, a Nevada company (seller) and Typhoon Ventures, Inc. and James G. Shepard , an officer and director of Typhoon, (Typhoon Ventures, Inc. and Mr. Shepard together the "Purchaser"), who have executed the Acquisition Agreement. Pursuant to the Acquisition Agreement, we agreed to sell all interest in the music portal and music download kiosks forming the "music business" in exchange for the assumption of liabilities associated with the music business and return to treasury 36,000,000 shares of Common Stock of Typhoon owned by Mr. Shepard, among other terms and conditions contained in the Acquisition Agreement as explained below (the "Sale").

The other terms of the acquisition agreement Acquisition Agreement include:

  Typhoon must file all reports that it is required to file with the Securities and Exchange Commission;
  Typhoon having received majority stockholder approval of the Acquisition Agreement; and
  there be no regulatory or other bar to the transactions completing.

The Acquisition Agreement may be terminated at any time prior to the closing date:

  by mutual written agreement;
  by either party if the Sale is not approved by Typhoon's stockholders;
  by either party if the other party has committed a material breach of any provision of the Acquisition Agreement that has not been cured within thirty (30) days of written notice of such breach subject to certain materiality limitations;
  by either party if an order, decree, ruling, judgment or injunction has been entered by any governmental authority permanently restraining, enjoining or otherwise limiting or prohibiting the consummation of the Sale; or
  by either party upon written notice if the closing has not occurred before 5 p.m., Eastern Standard Time, on June 30, 2008.

Each of the parties to the Acquisition Agreement provided customary representations and warranties and closing conditions. We anticipate completing the transaction within five days after an affirmative vote at the Special Meeting.

Related Agreements. Management agreements will be entered into by Typhoon with Messrs. Shepard and Tellini to ensure their continued loyalty to Typhoon. Mr. Shepard's management agreement will provide him with a salary of $5,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. Mr. Tellini's management agreement will provide him with a salary of $3,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents.

Approval of the Sale. After careful consideration, on March 11, 2008, our Board of Directors consisting of Messrs. Shepard and Tellini, only one of whom may be considered disinterested with respect to the Acquisition Agreement, unanimously approved the terms of the Acquisition Agreement and the transactions contemplated thereby.

The Sale may constitute a sale of substantially all of our assets within the meaning of the NRS. Section 78.565 of the NRS permits a Nevada corporation to sell all or substantially all of its assets if the sale is approved by stockholders holding a majority of the shares entitled to vote thereon. Under Section 78.320 of the NRS, unless otherwise provided in a corporation's articles of organization or bylaws, any action required or permitted to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a written consent to that action is signed by the stockholders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares were present and voted.

We are seeking majority of minority approval of our stockholders in addition to majority approval to the sale of our music business assets rather than risk a challenge to the sale to Mr. Shepard who is our President and Chief Executive Officer. As of the date of this Proxy Statement, Mr. Shepard holds of approximately 58% of the outstanding shares of our common stock and he intends to vote in favor of this transaction. We will not proceed with the sale unless over 50% of the non-interested stockholders in attendance at the Special Meeting vote in favor of the Acquisition Agreement.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Absence of Dissenters' Rights. No dissenters' or appraisal rights are available to our stockholders under the NRS or our articles of incorporation or bylaws in connection with the Acquisition Agreement or transactions contemplated thereby.

Regulatory Approvals. To the knowledge of Typhoon, no approvals by any governmental authority are required in order to complete the Acqusition Agreement.

Material United States Federal Income Tax Consequences of the Acquisition Agreement.

The transaction will not attract any tax consequences for Typhoon's existing stockholders other than possibly Mr. Shepard.

Risk Factors

Risks Related to the Sale

We will incur certain costs in connection with the Sale of the music business, whether or not we complete it.

We expect to incur certain costs related to the Sale of the music business.  These expenses include financial advisory, legal and accounting fees and expenses, filing fees, printing expenses and other related charges. We may also incur additional unanticipated expenses in connection with the transaction.  A portion of the costs related to the Sale, such as legal and accounting fees, will be incurred regardless of whether the transaction is completed.  These expenses may affect our business operations going forward.

Mr. James Shepard, a director and executive officer of Typhoon has interests in the Sale that may be different from, or in addition to, the interests of our stockholders.

James Shepard, a director and executive officer of Typhoon has interests in the Sale that may be different from, or in addition to, the interests of other Typhoon stockholders. These interests include, among other things, the assumption of Typhoon's music business assets and the right to continued indemnification by us for acts or omissions occurring prior to the Sale and for liabilities retained by us, and the entering into a new management agreement. As a result of these interests, Mr. Shepard could be more likely to recommend a vote in favor of approval of the Sale than if he did not hold these interests, and may have reasons for doing so that are not the same as the interests of our other stockholders.

Failure to complete the Sale could negatively impact our stock price and future business and operations.

If the Sale is not completed for any reason, we may be subject to a number of material risks, including the following:
we may be required to pay the liabilities of the music business and not have the funds to do so;
the price of our Common Stock may decline to the extent that the current market price of our Common Stock reflects an assumption that the Sale will be completed; and
We must pay our accrued costs related to the Sale, such as legal and accounting fees, even if the Sale is not completed.

Risks Related To Typhoon Following the Sale

If we are not successful in our businesses after the Sale, the anticipated benefits of the Sale may not be realized.

We will be dependent on a single business line for a majority of our revenues and our future success will depend on market acceptance of that product.

Going forward, a majority of our revenues will be derived from the licensing and successful enforcement of our touch screen patents. Our success will depend, in significant part, upon our ability to license our patents and make timely and cost-effective decisions concerning litigation matters. We expect new products to be developed and introduced by other companies that are based on our patents or infringe or compete with our patented products. There can be no assurance that we will be successful in responding to these or other technological changes, to evolving industry standards or to new products offered by our current and future competitors. In addition, we may not have access to sufficient capital for our research and development needs in order to develop or acquire new products and product enhancements based on our patents.

Loss of key personnel from the Sale could have a material adverse effect on the business and results of operations of Typhoon.

The success of Typhoon after the Sale will depend in part upon our ability to retain key employees.  It is anticipated that new directors and management will be added to Typhoon following effectiveness of the Sale. Competition for qualified personnel can be very intense.  In addition, we may have trouble hiring new management because of issues relating to the uncertainty or a desire not to remain with the smaller company after the Sale.  Accordingly, no assurance can be given that we will be able to retain or hire key employees.  Loss of key personnel could have a material adverse effect on the business and results of operations of our company after the Sale.

Our Common Stock after the Sale may be affected by factors different from those affecting the price of our Common Stock prior to the Sale.

As our business remaining after the Sale are different from the current business of Typhoon, the results of operations as well as the price of Common Stock on completion of the Sale may be affected by factors different from those factors affecting us as an entity today.  After the Sale we will face additional risks and uncertainties not otherwise facing the former music business of Typhoon.

Our controlling stockholder has significant influence over Typhoon.

According to our stock records, as of March 5, 2008, the date upon which stockholders of record were entitled to give written consent to the Sale, James G. Shepard, was the largest stockholders of Typhoon, being the record holders of 36,000,000 shares of Typhoon's outstanding Common Stock.   As a result, Mr. Shepard possesses significant influence over our affairs.  Mr. Shepard' stock ownership and relationships with members of our present and future board of directors may have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company, which in turn could materially and adversely affect the market price of our Common Stock.

Selected Historical Financial Data

The following table sets forth selected historical financial data for Typhoon as of the dates and for the periods indicated. The consolidated balance sheet data and the consolidated operations data for fiscal years 2006 through 2007 and the Quarter ended February 29, 2008 have been derived from our audited consolidated financial statements included in our filings on Form 10-KSB for each of the years presented.

	Nine Month Period Ended Feb. 29, 2008 (Unaudited)	Year Ended May 31, 2007 (Audited)	Year Ended May 31, 2006 (Audited)
BALANCE SHEET DATA:
Current Assets: Other Assets: Total Assets: Total Liabilities: Retained Earnings (Deficit): Shareholder Equity:	$421,682	$50,675	$585
	$683,464	$47,848	$0
	$1,105,146	$98,523	$585
	$905,000	$4,412	$14,521
	$(13,854)	$(101,889)	$(22,936)
	$200,146	$94,111	$(13,936)

INCOME STATEMENT DATA
Net Revenues	$364,010	$0	$0
Total Expenses	$275,975	$78,953	$22,936
Net Profit (Loss)	$88,035	$(78,953)	$(22,936)

BASIC & DILUTED NET INCOME (LOSS) PER SHARE	$0.001	$(0.006)	(0.003)

Selected Unaudited Pro Forma Financial Data Assuming the Transaction Closed February 29, 2008

	Nine Month Period Ended Feb. 29, 2008 (Unaudited)	Year Ended May 31, 2007 (Audited)
BALANCE SHEET DATA:
Current Assets: Other Assets: Total Assets: Total Liabilities: Retained Earnings (Deficit): Shareholder Equity:	$421,682
	$618,659
	$1,040,341
	$900,000
	$(13,854)
	$140,341

INCOME STATEMENT DATA
Net Revenues	$364,010	$0
Total Expenses	$271,026	$136,716
Net Profit (Loss)	$92,984	$(136,716)

BASIC & DILUTED NET INCOME (LOSS) PER SHARE	$0.004	$(0.007)

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the sale of substantially all of the assets relating to our Music Business. The unaudited pro forma consolidated balance sheet and statements of earnings filed with this Proxy Statement are presented for illustrative purposes only. The pro forma balance sheet as of February 29, 2008 has been prepared to reflect the sale of substantially all of the assets of our Music Business to Typhoon Tunes Ventures, Inc. and Mr. Shepard, as if such sale had taken place on February 29, 2008. The pro forma financial statements should be read in conjunction with the unaudited financial statements filed in our Form 10-QSB for the quarter ended February 29, 2008.

Typhoon Touch Technologies Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)

PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

February 29, 2008

Unaudited - Prepared by Management

Set forth below are the unaudited pro forma consolidated balance sheet as at February 29, 2008 assuming the transaction occurred as at February 29, 2008 and the unaudited pro forma consolidated statements of operations for the nine months ended February 29, 2008 and year ended May 31, 2007, respectively, assuming the transaction occurred at the beginning of the fiscal year 2007.

The pro forma balance sheet, consolidated statement of operations and notes of Typhoon Touch Technologies Inc., as required by Article 11 of Regulation S-X, set forth below, provide investors with information about the continuing impact of a transaction by showing how it might have affected historical financial information if the transaction had been consummated at an earlier time. Such pro forma information is designed to assist the investors in analyzing the future prospects of a company because they illustrate the possible scope of the change in a company's financial position and results of operations caused by the transaction or transactions. These pro forma statements and notes reflect the sale of Typhoon Touch Technologies' music business to Typhoon Ventures Inc., a company organized by James G. Shepard, the CEO and member of the Board of Directors.

The information presented below is for informational purposes only and is not necessarily indicative of the actual results that would have occurred had the transaction been consummated as at February 29, 2008 or June 1, 2006, nor are they necessarily indicative of future operating results of the consolidated companies under the ownership and management of the Company. The unaudited pro forma consolidated financial information should be read in conjunction with the financial statements and related notes.

Typhoon Touch Technologies Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Pro Forma Balance Sheet
As of February 29, 2008
Expressed in U.S. Dollars
Unaudited - Prepared by Management
				Pro Forma		Pro Forma
		Typhoon		Adjustments and		Typhoon
		Touch		Eliminating		Touch
		Technologies		Entries		Technologies
ASSETS		Inc.		(Note 2)		Inc.
Current	$		$		$
Cash and cash equivalents		401,885		-		401,885
Prepaid expenses		19,797		-		19,797
		421,682		-		421,682

Patent infringement settlement receivable		300,000				300,000

Property, plant and equipment		7,335		(7,335)	a	-
Website development costs		57,470		(57,470)	a	-
Patents		318,659		-		318,659

		$1,105,146		$(64,805)		$1,040,341

LIABILITIES
Current	$		$		$
Accounts payable and accrued liabilities		5,000		(5,000)	a	-
Note payable						-
Loan payable		900,000		-		900,000
		905,000		(5,000)		900,000

STOCKHOLDERS' EQUITY
Capital Stock
Authorized
300,000,000 common shares, par value $0.001						-
Issued and outstanding
29 February 2008 - 62,080,000 common shares and 26,080,000 after transaction		62,080		(36,000)	a	26,080
Additional paid-in capital		148,301		(23,805)	a	124,496
Accumulated Comprehensive Gain (Loss) - Statement 2		-				-
Warrants		3,619				3,619
Deficit, accumulated during the development stage		(13,854)		-		(13,854)
		200,146		(59,805)		140,341
		$1,105,146		$(64,805)		$1,040,341

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Pro Forma Statement of Operations
For the Nine Months Ended February 29, 2008
Expressed in U.S. Dollars
Unaudited - Prepared by Management
				Pro Forma		Pro Forma
		Typhoon		Adjustments and		Typhoon
		Touch		Eliminating		Touch
		Technologies		Entries		Technologies
		Inc.		(Note 2)		Inc.
General and Administrative Expenses	$		$		$
Consulting fees		25,270		(4,823)	b	20,447
Depreciation and amortization		32,419		(32,419)	b	-
Filing fees		4,686		-		4,686
Investor relations		122,250		-		122,250
Legal and accounting		45,305		-		45,305
Management fees		13,500		58,500	c	72,000
Office and miscellaneous		5,491		(1,121)	b	4,370
Rent		4,500		(4,500)	b	-
Transfer agent fees		1,968		-		1,968
Website planning costs		20,586		(20,586)	b	-

Net (Loss) for the Period		(275,975)		4,949		(271,026)

Other Income (Expense)
Gain on settlement of patent infringement suit		364,010		-		364,010

Income (Loss) for the Period		$88,035		$4,949		$92,984

Income (Loss) per Share - Basic and Diluted		$0.001	$			$0.004

Weighted Average Shares Outstanding		62,080,000		(36,000,000)	a	26,080,000

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Pro Forma Statement of Operations
For the Year Ended May 31, 2007
Expressed in U.S. Dollars
Unaudited - Prepared by Management
		Pro Forma		Pro Forma
	Typhoon	Adjustments and		Typhoon
	Touch	Eliminating		Touch
	Technologies	Entries		Technologies
	Inc.	(Note 2)		Inc.
General and Administrative Expenses
Depreciation	386	(386)	b	-
Filing fees	1,080	-		1,080
Legal and accounting	36,528	-		36,528
Management fees	18,000	78,000	c	96,000
Office and miscellaneous	2,367	(928)	b	1,439
Rent	6,000	(6,000)	b	-
Transfer agent fees	1,669	-		1,669
Website planning costs	12,923	(12,923)	b	-

Income (Loss) for the Period	(78,953)	(57,763)		(136,716)

Income (Loss) per Share - Basic and Diluted	(0.001)			(0.007)

Weighted Average Shares Outstanding	55,251,496	(36,000,000)	a	19,251,496

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies Inc. (formerly Typhoon Enterprises Inc.) (A Development Stage Company) Notes To Pro Forma Consolidated Financial Statements
As at February 29, 2008
Expressed in US Funds
Unaudited - Prepared by Management

1. Proposed Arrangement and Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements have been compiled for purposes of inclusion in the 14A filing relating to the sale by Typhoon Touch Technologies Inc. (formerly Typhoon Enterprises Inc.) ("Typhoon"). These pro forma statements and notes reflect the sale of Typhoon Touch Technologies' music business to Typhoon Ventures Inc., a company organized by James G. Shepard, the CEO and member of the Board of Directors. As consideration, James G. Shepard will return 36,000,000 common shares to Typhoon's treasury.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Typhoon. The balance sheet of Typhoon as at February 29, 2008 was used in the preparation of the unaudited pro forma balance sheet as at February 29, 2008. The statement of operations of Typhoon for the nine months ended February 29, 2008 and year ended May 31, 2007 were used in the preparation of the unaudited pro forma statement of operations for the nine months ended February 29, 2008 and year ended May 31, 2007 and the unaudited pro forma consolidated loss per share for the nine months ended February 29, 2008 and year ended May 31, 2007.

2. Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet as at February 29, 2008 has been prepared assuming that the transaction related to the arrangement occurred on February 29, 2008.

The unaudited pro forma consolidated statement of operations for the Nine months ended February 29, 2008 and the Year ended May 31, 2007 has been prepared assuming that the transaction related to the arrangement occurred on June 1, 2006.

The unaudited pro forma consolidated financial statements give effect to the sale of the Typhoon Touch Technologies' music business and the related cancellation of the 36,000,000 common shares owned by James G. Shepard as follows:

a) Record the sale of the assets pertaining to the Touch Technologies' music business pursuant to the Asset Purchase Agreement and the assumption of certain liabilities and the related cancellation of the 36,000,000 common shares owned by James G. Shepard;

b) Eliminate the effect of the operations of the Touch Technologies' music business; and

c) Eliminate the effect of the management fee expense of the Touch Technologies' music business and record the pro forma expense of the management agreements to be entered into with James G. Shepard and Raymond Tellini upon the closing of the sale of the music business.

Typhoon Touch Technologies Inc. (formerly Typhoon Enterprises Inc.) (A Development Stage Company) Notes to Pro Forma Consolidated Financial Statements
As at February 29, 2008
Expressed in US Funds
Unaudited - Prepared by Management

The following summarizes the assets purchased and liabilities assumed which comprises the overall purchase price on a pro forma basis as of February 29, 2008:
Amount	Description
$7,335	Property, plant and equipment
57,470	Website development costs
(5,000)	Accounts payable and accrued liabilities assumed

$59,805	Purchase price (book value of shares cancelled)

3. Pro Forma Loss Per Share

The unaudited pro forma consolidated loss per share is not necessarily indicative of the results of operations that would have been attained had the acquisition taken place as at January 1, 2006 and does not purport to be indicative of the effects that may be expected to occur in the future.

4. Summary of Significant Accounting Policies

See the Company's May 31, 2007 Form 10KSB for a complete summary of the Company's accounting policies.

FORWARD SPLIT AND AMENDMENTS TO ARTICLES OF INCORPORATION

Forward Split

The Board of Directors has recommended that the shareholders grant authority to the Board of Directors to amend Typhoon's Articles of Incorporation to effect a forward stock split of the issued and outstanding Common Stock at any time until April 30, 2009 at a specific ratio on the basis of up to 100 post-split shares for each 1 pre-split share to be determined by the Board of Directors in its sole discretion, subject to such stock split not exceeding the authorized capital of Typhoon. The Board has not necessarily determined that it will effect a forward stock split if this proposal is approved but, for the reasons discussed below, the Board recommends that the shareholders vote in favor of this proposal.

If the amendments to Typhoon's Articles of Incorporation are approved by a majority of Typhoon's shareholders, the Board of Directors will have the discretion to elect, as it determines to be in the best interest of Typhoon at any time until April 30, 2009, whether or not to effect a forward stock split, and if so, the specific ratio to be used within this range and the exact timing of the forward stock split. If the Board were to effect a forward stock split, a number of shares of outstanding Common Stock would be automatically converted from one share of Common Stock on the basis of up to 100 post-split shares for each 1 pre-split share, the exact number to be determined by the Board of Directors in its sole discretion and the market price of Typhoon's Common Stock should decrease proportionately. The forward stock split in no way is to exceed the total authorized share capital of Typhoon. As of April 14, 2008, Typhoon had outstanding 62,080,000 shares of Common Stock of which 36,000,000 are to be cancelled leaving a total of 26,080,000 shares of Common Stock outstanding. If the Board of Directors authorized a forward split of the maximum 100 post split share for each 1 pre-split shares it would be limited to issuing 900,000,000 or 34.5489 post split shares for each 1 pre-split shares.

Should this proposal be adopted by a majority of the issued and outstanding shareholders, any such amendment to Typhoon's Articles of Incorporation must be made prior to Typhoon's next annual or special shareholder meeting.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

In deciding whether to implement the forward stock split, and the ratio to be used, the Board of Directors will consider, among other things, (i) the potential impact and anticipated benefits as Typhoon moves toward profitability, (ii) the market price of Typhoon's Common Stock at such time, (iii) the number of shares that will be outstanding after the split, (iv) the shareholders' equity at such time, (v) the shares of Common Stock available for issuance in the future, (vi) the liquidity of Typhoon's Common Stock in the market, and (vii) the nature of Typhoon's operations. The forward stock split would only become effective upon filing Articles of Amendment to Typhoon's Articles of Incorporation (the "Articles of Amendment").

Purposes of the Forward Stock Split. The primary purpose of the forward split is to increase the number of total shares issued and outstanding of the Typhoon's common stock in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with a private placement, merger or an acquisition in the future. Further, the increase, while probably resulting in a lower trading price should Typhoon's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for Typhoon's stock.

The new shares of common stock issued pursuant to the forward split will be fully paid and non-assessable. All shares of common stock will have the same par value, voting rights and other rights as shares of the existing common stock have. Stockholders of Typhoon do not have preemptive rights to acquire additional shares of common stock that may be issued. Typhoon has no definitive plans or commitments to issue additional shares of common stock.

The principal effect of the forward stock split will be that the number of shares of common stock issued and outstanding will be increased depending on conversion ratio used and the number of fractional shares that are rounded up or rounded down on conversion. The forward stock split itself will not change the proportionate equity interests of Typhoon's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The common stock issued pursuant to the forward stock split will remain fully paid and non-assessable. Typhoon will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Manner of Effecting the Amendment. The forward stock split and changes to the Articles of Incorporation will be effected by the filing of the Articles Amendment with the Secretary of State of the State Nevada. The Certificate of Amendment to Articles of Incorporation will specify the effective date of each forward split with the earliest to occur after close of business on May 21 , 2008 which is approximately 21 days after this Proxy Statement was first mailed to our stockholders ("Forward Split Effective Date").

As soon as practicable after the Forward Split Effective Date we will send a letter of transmittal to each holder of record of old shares outstanding on that date which will contain instructions for the surrender of certificates representing the old shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the old shares, stockholders will receive a certificate representing the number of the new shares into which his old shares have been reclassified as a result of the forward stock split. Stockholders should not submit any certificates until requested to do so. No new certificate will be issued to a stockholder until such stockholder has surrendered his outstanding certificates together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the old shares will be deemed for all corporate purposes after the Forward Split Effective Date to evidence ownership of the new shares in the appropriately increased number.

Federal Income Tax Consequences of Forward Split

The following summary of certain material federal income tax consequences of the forward split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Typhoon's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE FORWARD SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the forward split. The aggregate tax basis of the shares received in the forward split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the forward split will include the period during which the stockholder held the shares surrendered as a result of the forward split. Typhoon's views regarding the tax consequences of the forward split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the forward split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Amendment to Authorized Share Capital

Typhoon's current share capitalization consists of 300,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of Typhoon to 900,000,0000 shares of common stock with a par value of $0.001 per share and   50,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of Typhoon increased flexibility in the future for corporate purposes, such as financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as our Board of Directors may deem advisable, without the necessity of further stockholder action.

Management may use the additional shares to resist or frustrate a third party transaction. The issuance of additional shares of our common stock would have the effect of diluting our current stockholders and could have the effect of making it more difficult for a third party to acquire, or discourage a third party from attempting to acquire, control of us. We are not aware of any attempts on the part of a third party to effect a change of control of us and the amendment has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

Material Terms of the Common Stock. As of April 14, 2008, there were 62,080,000 shares issued and outstanding. The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to stockholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Typhoon legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Typhoon and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Typhoon, holders of shares of common stock are entitled to receive pro rata all of the assets of Typhoon available for distribution to stockholders. The foregoing summary of the material terms of the capital stock of Typhoon does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Typhoon, as amended by the Amendment to the Articles attached hereto as Exhibit B.

Other than the issuance of additional shares of common stock in the proposed stock splits, Typhoon does not have any current plans, proposals or arrangements, written or otherwise, to issue any additional shares of common stock.

Material Terms of Preferred Stock. Typhoon will be authorized to issue up to 50,000,000 shares of preferred stock. Under the amended Articles of Incorporation the Board of Directors will now have the power, without further action by the holders of common stock to designate the relative rights and preferences of the preferred stock, and issue the preferred stock in one or more series as designated by the Board. The designation of rights and preferences could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of the common stock or the preferred stock of any other series. The Board effects a designation of each series of preferred stock by filing with the Nevada Secretary of State a Certificate of Designation defining the rights and preferences of each series. Documents so filed are matters of public record and may be examined according to procedures of the Nevada Secretary of State, or copies may be obtained from Typhoon. The ability of directors, without stockholder approval, to issue additional shares of preferred stock could be used as an anti-takeover measure. Anti-takeover measures may result in you receiving less for your stock than you otherwise might. The issuance of preferred stock creates additional securities with dividend and liquidation preferences over common stock, and may have the effect of delaying or preventing a change in control without further stockholder action and may adversely effect the rights and powers, including voting rights, of the holders of common stock. In certain circumstances, the issuance of preferred stock could depress the market price of the common stock.

The Board of Director intends to designate two series of Preferred Stock.

Series A Preferred Stock

The Board of Directors intends to designate 4,000,000 of these shares Series A Preferred Stock, pursuant to a Certificate of Designation (the "Certificate of Designation") to be filed with the Nevada Secretary of State. Each share of Typhoon Series A Preferred Stock shall be entitled as a group to participate in 40% of net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. The Typhoon Series A Preferred Stock will vote together as a single class and will not vote with the Typhoon Common Stock on any matters presented to the stockholders, except as otherwise required by law.

In the event of any liquidation, dissolution, or winding up of Typhoon, either voluntary or involuntary, all stockholders shall participate pari passu in the distribution of any of the assets or surplus funds of Typhoon in accordance with the number of shares of Common Stock held by them up to $10 per share. We must obtain the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, in order amend the Certificate of Designation, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Series A Preferred Stock.

The Board of Directors is contemplating offering the Series A Preferred Stock to accredited investors but has not made any formal plans, proposals or arrangements with any such investors. The potential financing may consist of just Series A Preferred Stock, or a combination of Series A Preferred Stock, common stock and or warrants. The price of any combination or class of the securities issued will be determined by the Board of Directors of Typhoon at the time of the financing. The price of the Series A Preferred Stock and warrants may be at, above, or beneath the trading price of the common stock of Typhoon at the time of the financing. The issuance would be made in a private placement to one or more accredited investors, as defined in Rule 501 of Regulation D pursuant to the Securities Act of 1933, as amended or to offshore investors as defined in to Regulation S

If Typhoon were to issue shares of the Series A Preferred Stock, the rights and privileges of the holders of the Series A Preferred Stock will be superior to those of holders of the common stock of Typhoon as set out in the Certificate of Designation.

The principal purposes of such a financing would be to secure additional funds, as and when needed, to support Typhoon's protection and licensing of its patents and legal actions taken on infringement.

There is no certainty that we will be able to obtain private financing on acceptable terms or that we will need to secure additional funding during the next twelve months. However, the Board of Directors considers it advisable to seek stockholder approval at this time in order to be able to respond quickly to changes in the capital markets as and when necessary in light of the Typhoon's capital requirements at that time.

Series B Preferred Stock

The Board of Directors intends to designate 600 of these shares Series B Preferred Stock, pursuant to a Certificate of Designation (the "Certificate of Designation") to be filed with the Nevada Secretary of State. Each share of Typhoon Series B Preferred Stock shall be entitled to 0.01% of the net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. The Typhoon Series A Preferred Stock will vote together as a single class and will not vote with the Typhoon Common Stock on any matters presented to the stockholders, except as otherwise required by law.

In the event of any liquidation, dissolution, or winding up of Typhoon, either voluntary or involuntary, all stockholders shall participate pari passu in the distribution of any of the assets or surplus funds of Typhoon in accordance with the number of shares of Common Stock held by them up to $1 per share. We must obtain the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Preferred Stock, in order amend the Certificate of Designation, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Series B Preferred Stock.

The Board of Directors is contemplating issuing a portion of the Series B Preferred Stock to Messrs. Shepard and Telleni as part of their management agreement As previously disclosed, Typhoon intends to enter into management agreements with Messrs. Shepard and Tellini to ensure their continued loyalty to Typhoon. Mr. Shepard's management agreement will provide him with a salary of $5,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. Mr. Tellini's management agreement will provide him with a salary of $3,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. Series B Preferred Stock would be issued to Messrs. Shepard and Telleni to provide them with the right to the 2% net profits component of their management agreement. The members of Typhoon's board of directors knew about these additional interests and considered them when they approved the Acquisition Agreement and individual employment agreements.

The issuance would be made in a private placement to one or more accredited investors, as defined in Rule 501 of Regulation D pursuant to the Securities Act of 1933, as amended or to offshore investors as defined in to Regulation S.

If Typhoon were to issue shares of the Series A Preferred Stock, the rights and privileges of the holders of the Series A Preferred Stock will be superior to those of holders of the common stock of Typhoon as set out in the Certificate of Designation.

The principal purposes of such a financing would be to secure additional funds, as and when needed, to support Typhoon's protection and licensing of its patents and legal actions taken on infringement.

Outstanding Warrants.  Typhoon has 26,080,000 common share purchase warrants issued and outstanding as of April 14, 2008.  Each common share purchase warrant entitles the holder to purchase one additional share of common stock of Typhoon at a price of $0.025 per share for a period of two years from the date of issuance (May 18, 2008).  On the effective date of the forward split each warrant issued and outstanding will be deemed to be exercisable for that number of additional shares of common stock of Typhoon as set out in the forward split at a price divided by the original exercise price divided by the number or additional shares.

Stock Options. As of April 14, 2008, Typhoon had no stock options outstanding or exercisable to acquire shares of common stock of Typhoon.

Election Regarding Nevada Revised Statute Provisions 78.378 - 78.3793 AND 78.411 - 78.444

Nevada Law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Nevada Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

  is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or
  the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, the Nevada Law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of Typhoon vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to notify any stockholders who did not vote in favor of such action and who delivered a written notice to the corporation prior to the meeting that he or she intended to exercise his or her dissenter's rights if the voting rights of the control shares were restored, of his or her right to demand payment for their shares. The notice must set a date by which the corporation must receive demand for payment, which may not be less than 30 days or more than 60 days after the notice was delivered. The corporation must comply within 30 days.

The provisions in the statute was enacted to protect Nevada corporations against the disruptive effects of hostile tender offers. The statute generally is viewed as an antitakeover measure. At the time these provisions were adopted by Nevada, control share acquisition provisions were viewed as an important means for protecting shareholders against coercive and manipulative practices arising in connection with unsolicited tender offers and other control transactions. Since that time, takeover practices have changed, and other tools have become available for the protection of shareholders against abusive takeover techniques such as shareholders rights agreements.

In addition, there may be circumstances in which the control share acquisition provisions might not be in our interests and the interests of our shareholders. For example, even if the Board approves a tender offer and recommends it to shareholders, the tender offer may not be completed without first calling a special meeting and obtaining shareholder approval in accordance with the control share acquisition provisions. In addition, control share acquisition provisions generally are opposed by corporate governance advisors and therefore the waiver of these provisions should enhance our governance ratings by any institutional investors we may attract in the future.

These laws could prohibit or delay a merger or other takeover or change in control and may discourage attempts by other companies to acquire us.

The proposed Certificate of Amendment to Articles of Incorporation will modify or repeal the provisions containing certain takeover defensive measures described above. The Board of Directors believes removing the applicability of these provisions will provide Typhoon and its stockholders greater flexibility in structuring future acquisitions by:

    the power to structure and greenlight a transaction will now vest with the Typhoon's board;
    the potential of the statute to stifle bids is eliminated; and
    empowering the board to negotiate a better deal for shareholders without taking into consideration these provisions.

On the effective date, the applicable provision of the restated Articles of Incorporation will read as follows:

ARTICLE XII
CONTROL SHARE ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1.

ARTICLE XIII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

General

The foregoing amendments will become effective on the opening of business on the twenty first day following the mailing of the Definitive Stockholders Proxy Statement to Typhoon's stockholders. Any executive officer, as required by the Nevada Law, is entitled to execute and file the Certificate of Amendment to Articles of Incorporation with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Following the forward split the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new CUSIP, but this in no way will affect the validity of your current share certificates. The forward split(s) will occur on the effective date without any further action on the part of stockholders of Typhoon and without regard to the date or dates on which share certificates representing shares of pre-split common stock, actually surrendered by each holder thereof, for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the forward split. After the effective date of the forward split, each share certificate representing shares of pre-split common stock will be deemed to represent that number of additional shares of common stock of Typhoon as authorized in the forward split. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Signature Stock Transfer, 2632 Coachlight Court, Plano, Texas 75093, USA; telephone: 972-612-4120 and facsimile: 972-612-4122.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

ADOPTION OF NEW BYLAWS

The current bylaws of Typhoon are standard private company bylaws.  As Typhoon is no longer a private company, the bylaws were reviewed for their suitability to Typhoon as a public company.  Although Typhoon could continue with its current bylaws, Management believes the bylaws proposed will better serve Typhoon as a public company. The complete text of the new bylaws have been attached hereto as Exhibit C.

The following discussion is a summary of material changes in your rights as a shareholder following the adoption of the proposed bylaws.
CURRENT BYLAWS	PROPOSED BYLAWS
Meetings of Shareholders
Under Section 2.01 of the current bylaws, the annual meeting of shareholders shall be held in August of each year or at such other time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.	Under Article 1, Section 2 of the proposed bylaws, the annual shareholders meeting shall be held on such date and at such time fixed by the Board of Directors, provided, that there shall be an annual meeting held every calendar year at which the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

Special Meetings of Shareholders
Under Section 2.02 of the current bylaws, special shareholders meetings may be called at any time by the Board of Directors and may be called by the President or, in their absence or disability, by a Vice President or by the secretary on the written request of the shareholders holding at least 10% of the voting shares.	Under Article 1, Section 3 of the proposed bylaws, special shareholders meetings may be called at any time by the President, the Chairman, or the Board, and shall be called by the Secretary upon the written request of shareholders holding at least 50% of the voting shares.

Meeting Record Date
Under Section 2.06 of the current bylaws, the Board of Directors may provide that the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at an annual shareholders meeting, but not for a period exceeding 50 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such a meeting, such books shall be closed for at least 10 days immediately preceding such meeting.	Under Article 2, Section 13 of the proposed bylaws, the Board of Directors may fix in advance a date as the record date for any determination of shareholders entitled to vote at a shareholders' meeting, receive a dividend, or any other proper purpose. Such date shall not be more than 70 days, and, in case of a meeting of shareholders, not less than 10 days, before the meeting or action requiring such determination of shareholders. If no record date is fixed, the date before the day on which the first notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted shall be the record date for such determination of shareholders.

Quorum
Under Section 2.08 of the current bylaws, one-half of the total voting power of the outstanding shares of Typhoon entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.	Under Article 1, Section 7 of the proposed bylaws, shares representing a majority of the shares entitled to vote constitute a quorum at a meeting of the shareholders, except as otherwise provided in the Articles of Incorporation or applicable laws

Voting of Shareholders
Under Section 2.09 of the current bylaws, each outstanding share is entitled to one vote at each matter submitted to a vote at a shareholders meeting, except as provided otherwise in the Articles of Incorporation.	Under Article 1, Section 8 of the proposed bylaws, each outstanding share is entitled to one vote at each matter submitted to a vote at a shareholders meeting, except as provided otherwise in the Articles of Incorporation or the Nevada Corporations Code.

Action by Written Consent
Under Section 2.11 of the current bylaws, shareholders may act by written consent if a consent in writing is given by at least the minimum number of votes that would be necessary to approve such an action at a shareholders meeting.	Under Article 1, Section 12 of the proposed bylaws, shareholders may act by written consent if a consent in writing is given by at least the minimum number of votes that would be necessary to approve such an action at a shareholders meeting.

Advance Notice Requirements for Shareholder Proposals and Director Nominations
Under Section 2.05 of the current bylaws, waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place as the place for holding any annual or special meeting. The secretary or assistant secretary shall mail notice of the time, place, and purposes of shareholders meetings at least 10 days but not more than 50 days prior to the meeting to each shareholder entitled to vote.	Under Article 2, Section 5 of the proposed bylaws, notice stating the place, date, time, and purposes of a shareholders meeting shall be delivered at least 10 days but not more than 60 days prior to the date of the meeting to each shareholder entitled to vote.

Special Meetings of Directors
Under Section 3.05 of the current bylaws, special meetings of the Board of Directors may be called by or at the request of the President, Vice President, or any two directors.	Under Article 3, Section 7 of the propose bylaws, special meetings of the Board of Directors may be called by the President, the Chairman, and shall be called by the Secretary on the request of a majority of the directors. At least 48 hours' prior written notice of the date, time, and place of special meetings of the Board of Directors shall be given to each director.
Number of Directors
Under Section 3.02 of the current bylaws, the Board of Directors shall consist of one to nine persons.	Under Article 3, Section 2 of the proposed bylaws, the number of directors of Typhoon shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors.

Quorum of Directors
Under Section 3.08 of the current bylaws, a majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.	Under Article 3, Section 8 of the proposed bylaws, a majority of the prescribed number of directors determined as provided in the Articles of Incorporation shall constitute a quorum. Whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled.

Removal of Director
With or without cause by a majority vote of the stockholders.	With or without cause by a majority vote of the stockholders.

Qualifications of Officers
Under Section 4.02 of the current bylaws, any one person may hold two or more of the offices of Typhoon, except that the president shall not also be the secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain a director of Typhoon during the term of his or her office. No other officer need be a director.	Under Section 1 of Article 4 of the proposed bylaws, any two or more offices may be held by the same person. Officers other than the Chairman of the Board need not be members of the Board of Directors.

Distributions and Dividends; Share Repurchases
Under Article 10 of the current bylaws, the Board of Directors may declare, and Typhoon may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided in the Articles of Incorporation and these Bylaws.	Under Article 6, Section 1 of the proposed bylaws, the Board of Directors may declare, and Typhoon may pay, dividends on its outstanding shares in cash, property, stock or otherwise pursuant to law and subject to the Articles of Incorporation.

Stock Ledger
Under Section 6.04 of the current bylaws, a share book shall be kept at the principal place of business of Typhoon or at such other place as determined by the Board of Directors and contain the list of all stockholders of Typhoon. Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.	This provision has been removed as the transfer agent keeps the stock ledger of Typhoon.

Indemnification of Directors and Officers
Under Section 8.01 of the current bylaws, Typhoon has the power to indemnify any director, officer, or employee of Typhoon, against any threatened, pending, or completed legal action. The termination of any suit by a judgment, order, settlement, conviction, or a plea of no contest shall not, of itself, create the presumption that the person did not act in good faith.	The articles of incorporation provide sufficient coverage to our directors and officers and there is no need to duplicate it in the bylaws.

There are no provisions in the new bylaws which would have the effect of impeding an attempted take-over of Typhoon.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting.

ADOPTION OF STOCK INCENTIVE PLAN

General

The Board of Directors and Majority Shareholders have adopted and approved a stock incentive plan (the "Plan"). The purpose of the Plan is to enable Typhoon to offer its officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in Typhoon, thereby attracting, retaining, and rewarding such personnel. Typhoon believes that increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of Typhoon There is reserved for issuance under the Plan an aggregate of 2,000,000 shares of Common Stock. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of or rights to purchase shares of Typhoon's Common Stock ("Stock Rights") may be granted under the Plan. A copy of the Plan is attached as Exhibit D. As of April 14, 2008, the closing bid price of our Common Stock reported on the OTC Bulletin Board, was $1.01 or last trade price was $3.50 on February 15, 2008.

This proposal is not related to or conditioned on the approval of any other proposals which may come before the Special Meeting. There are no grant of awards under the Plan contemplated to made concurrent with the approval of the Plan.

Administration

The Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). The Administrator, subject to the terms and conditions of the plan, has authority to:

    select the persons to whom options and Stock Rights are to be granted;
    determine the number of shares of Common Stock to be covered by each option and Stock Right granted;
    approve forms of option agreement for use under the Plan;
    determine the terms and conditions of any option or Stock Right;
    reduce the exercise price of any option or Stock Right if the fair market value of the Common Stock covered by such Option or Stock Right has declined since the date the option or Stock Right was granted;
    institute an option exchange program;
    interpret the Plan and awards granted under the Plan;
    prescribe, amend and rescind rules and regulations relating to the Plan or sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
    modify or amend each option or Stock Right issued;
    allow Optionees to satisfy withholding tax obligations by electing to have Typhoon withhold from the shares to be issued on exercise of an option or Stock Right that number of shares having a fair market value equal to the amount required to be withheld;
    authorize any person to execute on behalf of Typhoon any instrument required to effect the grant of an option or Stock Right previously granted by the Administrator; and
    make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Administrator are final and binding on all holders of options and Stock Rights.

Eligibility; Limitations of Options

Non-statutory stock options and Stock Rights may be granted under the Plan to employees, directors and consultants of Typhoon or any parent or subsidiary of Typhoon. Incentive stock options may be granted only to employees. As discussed above, Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Typhoon. In order to preserve Typhoon's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of Typhoon, options to purchase more than 1,000,000 shares of Common Stock plus options to purchase up to an additional 1,000,000 shares of Common Stock in connection with such employee's initial commencement of service to Typhoon.

Terms and Conditions of Options

Options granted under the Plan are subject to additional terms and conditions under the individual option agreement. These terms and conditions include:

  Exercise Price. The Administrator will determine the exercise price of options granted at the time of grant. The exercise of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a non-statutory stock option may be determined by the Administrator, provided however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.
  Exercise of Option. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.
  Form of Consideration. The means of payment for shares issued on exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of Typhoon (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

  Term of Option. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.
  Termination of Employment. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or stock option agreement or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.
  Permanent Disability; Death. If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the Plan will generally expire on the earlier of (i) twelve months from the date of termination of optionee's employment or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that the option was exercisable at the time of termination of employment.
  Non-transferability of Options. Options granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.
  Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such option will be treated as a non-statutory stock option.
  Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Rights. A Stock Right may award the recipient Common Stock or may give the recipient the right to purchase Common Stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between Typhoon and the recipient. Unless the Administrator determines otherwise, the restricted stock agreement will give Typhoon a reacquisition option exercisable on the voluntary or involuntary termination of the recipient's employment or consulting relationship with Typhoon for any reason (including death and disability). The acquisition price for any shares reacquired by Typhoon will be the original price paid by the recipient, if any. The reacquisition option lapses at a rate determined by the Administrator. A Stock Right and the stock acquired (while restricted) is generally nontransferable other than by will or the laws of descent and distribution.

Adjustments of Options on Changes in Capitalization.

In the event that the stock of Typhoon changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of Typhoon effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or Stock Right outstanding under the Plan, and the exercise price of any such award. In the event of a liquidation or dissolution, any unexercised options will terminate.

The Administrator may, in its discretion, provide that each optionee will fully vest in and have the right to exercise the optionee's option or Stock Right as to all of the optioned stock, and shall release all restrictions on any restricted stock prior to the consummation of the liquidation or dissolution. In the event of a merger, sale or change of business of Typhoon into another corporation that results in a change of control of Typhoon, options that would have become vested within 18 months after the closing date of the merger transaction will accelerate and become fully vested on the closing of the transaction. In the event of a change of control transaction, any other outstanding options that are not accelerated would be assumed by the successor company or an equivalent option would be substituted by the successor company. If any of these options are not assumed or substituted, they would terminate.

Amendment and Termination of the Plan.

The Administrator may amend, alter, suspend or terminate the Plan, or any part of the Plan, at any time and for any reason. No such action by the Board or stockholders may alter or impair any option or Stock Right previously granted under the Plan without the written consent of the optionee/recipient. Unless terminated earlier, the Plan will terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences of Options

Incentive Stock Options. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or on its exercise, although the exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of:

  the fair market value of the shares at the date of the option exercise; or
  the sale price of the shares.

Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of Typhoon is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Typhoon is subject to tax withholding by Typhoon is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Rights. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to Typhoon's right to reacquire the stock on the recipient's termination of employment with Typhoon At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by Typhoon Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Typhoon.

The foregoing is only a summary of the effect of federal income taxation on optionees and Typhoon with respect to the grant and exercise of options, and on recipients of Stock Rights, under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

New Plan Benefits

As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any awards under the Plan. The benefits to be received by Typhoon's directors, executive officers and employees pursuant to the Plan are not determinable at this time.

BUSINESS

Corporate Overview

Typhoon was incorporated in the State of Nevada on August 30, 2005 under the name "Typhoon Tunes Inc." with an authorized capital of 75,000,000 shares of common stock with a par value of $0.001. On July 31, 2007, we changed our name to "Typhoon Enterprises Inc." We effected this name change by merging with our wholly owned subsidiary, named "Typhoon Enterprises Inc.", a Nevada corporation that we formed specifically for this purpose. We changed the name of our company to better reflect the direction and business of our company.

In February 2006, we filed a registration statement on Form SB-2 with the U.S. Securities and Exchange Commission and received clearance to sell a total of 10,000,000 Units of our Common Stock at a price of $0.025 per Unit. Each Unit consisted of one share of common stock, par value $0.001, and one common stock purchase warrant. Each common stock purchase warrant (the "Warrants") entitles the holder to purchase one additional share of common stock at an exercise price of $0.10 per Warrant, expiring in May 2008, two years from the effective date of the registration statement. We completed the registered public offering of these securities in 2006. Our common stock is quoted on the OTC Bulletin Board under the symbol "TYPT".

In addition, effective July 31, 2007, we effected a four for one stock split of our authorized, issued and outstanding common stock. As a result, our authorized capital increased from 75,000,000 shares of common stock with a par value of $0.001 to 300,000,000 shares of common stock with a par value of $0.001. Our issued and outstanding share capital increased from 15,520,000 shares of common stock to 62,080,000 shares of common stock.

We were formed to pursue our concept of making the worldwide inventory of online music available to customers in a friendly and accessible fashion through retail mall kiosks and other point-of-purchase locations, including on the World Wide Web at typhoonmusic.net.

Our business focus expanded to include keyboardless touch screen devices when on June 5, 2007, when we signed an agreement to purchase U.S. patent application 5,379,057 and 5,675,362, including related intellectual property, from Nova Mobility Systems Inc. As consideration for these rights we paid cash, agreed to secure proper conditions for the future development and enforcement of the patent applications and agreed to a 10% royalty to be retained by Nova Mobility Systems Inc.

Through the process patent acquisition, Typhoon realized that its touch-screen concept had a much broader application beyond the world of music, and expanded its initiatives accordingly. The name of the company was officially changed to Typhoon Touch Technologies in September 2007 to better reflect its mission to: "Invent. Partner. Own." Today, Typhoon is in the business of exploring the numerous ways touch-sensitive devices can be used in the field of personal electronics, developing such technologies through its own development lab and through partnerships with other companies.

Management believes the efforts of Typhoon should be focused exclusively on licensing, developing and enforcing its touch screen patent applications instead of the music business. Touch screen technology is found in: mobile phones, personal digital assistants, laptop computers and other mobile computing devices. On March 11, 2008, the board of directors signed a written consent to approve the sale of the music business to Mr. Shepard. Mr. Shepard formed Typhoon Ventures, Inc., a Nevada corporation to acquire the music business from Typhoon.

Our registered office is located at 711 South Carson Street, Suite 4, Carson City, Nevada 89701.

Our Music Business to be Sold

General. We originally planned on becoming a retail-based reseller and distributor of music. We intended to enter the market by establishing ourselves as the first retailer to provide music exactly as demanded by the customer on a song-by-song basis. We planned to establish a presence in malls and high traffic retail locations in the form of kiosks where we would make music available to people.

Initially, we intended to direct our customers to online music suppliers and be, in essence, a gateway or portal to third-party music content websites. As a result, the type and amount of music available to our customers would be virtually unlimited or limited only by the number of suppliers we used. Our management planned to closely monitor trade publications, like "Billboard" magazine, and other media to stay abreast of emerging trends in the music industry.

We believed there would be no costs associated with directing our customers to music supplier websites and no written agreements would be required. Once we were operational and directing significant traffic to specific music suppliers, we intended to approach them to request discounts for our customers and/or payment for "top positions", as well as pay per click fees (PPC's).

We anticipated that the majority of our revenues would be generated from usage fees charged to our customers for using our computers and software to download music directly to their portable music device, such as an iPod, MP3 player or personal computer, rather than from the compilation of CD's. Customers would be charged a per minute fee, with a minimum 10 minute usage charge. We intended to keep our usage charges as low as possible initially in order to build a loyal customer base. Our initial research indicated an acceptable usage fee would be US $2.50-$3.00 for the first 10 minutes and US $0.25 per minute after that.

Once we were operational and established, we believed other potential sources of revenue would develop from PPC's and advertising fees from web-based companies who place ads/links to their websites on our website. In addition, as resources and demand allow, we also intended to eventually sell retail merchandise, including branded clothing, hardware such as MP3 players, CD cases and other related products.

For each customer's convenience, the process of purchasing music though our kiosk would be easy: customers would be able to download music to their digital music device or to a CD, which we would supply and do for them on a computer located in our kiosk, complete with a CD label that itemizes each song's title and related information, in minutes on-the-spot. Additionally, the kiosks would sell pre-made music mixes and, in the future when resources and demand allowed, we intended to include other items for sale, possibly such as digital music players. The customer would pay for our usage charges and services, as well as for the music they choose to download using a credit card over the internet.

Because we did not initially plan on selling music, but rather, serving as a portal to the music download sites and simply assisting our customers with the compilation and download of the music they choose, we anticipated that we would not be subject to any intellectual property or copyright laws. The customers instead would have been responsible for complying with and agreeing to any laws regarding intellectual property rights and copyright infringement from the website(s) they choose to download their music content from.

Customers would have been required to log into the music-on-demand websites, create their own account, accept any agreements regarding content download and use their own credit card. As we expanded and funds allowed, we planned to offer "music on demand" to the public in what we believed to be a new format. We planned to purchase music (individual songs or pieces) from a wide variety of sources on the Internet, download them to our server and then invite customers to purchase their preferences through a website. The chosen music could then be either burned on a CD or downloaded onto a personal, portable music device in the order chosen by the customer. As such they would be subject to all the risks related to government regulation, content, copyright and intellectual property rights and are continuing to assess those risks. We had not yet completed our evaluation of the costs to expand our services to "music on demand" and it was unclear whether we would have been able to afford to comply with the legal requirements when we were financially able to do so in the future.

We intended to place our kiosks in malls and other public locations with high pedestrian traffic and decorate them with bright, attractive graphics featuring both popular and classic titles to both draw attention to our offerings and to assist in customer decision-making.

Physically, the dimensions of the kiosks were planned at approximately 7' x 12' in order to conform to retail space limitations, while allowing convenient sizing opportunities for other venues such as trade show, fairs and other such special events. The counter space of the kiosks would feature promotional displays that highlight popular and top-selling songs from a number of musical genres to help with the customers' buying decisions and aid in impulse purchases. Another feature of the "Typhoon Tunes" kiosks would have been terminals where customers could sample music clips and conduct searches for songs they may wish to purchase.

Once we had established a number of mall locations, we intended to pursue additional retail partnerships, where Typhoon Tunes kiosks would be available on a sublease basis within a larger store or high traffic environment. By choosing partners on a strategic basis, it was believedTyphoon Tunes and the retail partner would be able to offer additional products and potentially increase sales in a complementary customer base. These partnerships could include national electronic chains, mobile telecom outlets, coffee shops (e.g., Starbucks' Hear Music), bookstores and other similar retailers..

Competition. We did not have direct competition in this area but rather, significant indirect competition. In the music retailing space, there are many players and potentially any of them could be competitors. Some of those are listed below:

Traditional retailers:
  HMV
  Barnes & Noble
  Borders
  Tower Records
  Wal-Mart Future Shop/Best Buy
  Chapters/Indigo
  A&B Sound

On-line retailers:
  iTunes
  Puretracks
  My Music Inc.
  Wal-Mart
  Amazon
  Lycos Music
  MP3.com

To the date of our original proposal, none of these retailers has identified the niche opportunity offered by Typhoon's Music Business - customized music-on-demand. While various electronic stores may burn CDs upon request, these outlets are not adequately set up for high demand.

Market Analysis. We believed that today's consumer has become a sophisticated and individualistic shopper. From personal ring tones on their telephones to personalized lattes to personal computers to video-on-demand, the age of customization is definitely upon us. In the case of music, consumers can opt to download music themselves from the Internet, but if time and technical know-how are commodities they lack, or they have security fears regarding use of online purchasing via credit card, then Typhoon intended to offer an attractive alternative. In our opinion, this had provided us with an opportunity to set up a low-fixed cost business model, while offering a high value proposition for all types of people who are looking for a convenient, service-oriented, customized music solution.

Sale and Distribution Methods. Marketing and sales in the Music Business plays an important function in creating awareness and inducing individuals to try out products and services such as our music kiosks. We believed the opening of each kiosk would have been accompanied by a launch campaign. Specific marketing programs would have included:

  Multimedia launch campaign. We intended to make the opening of each Typhoon kiosk location an exciting occasion. Making use of advertising, public relations, radio/radio remotes and other promotional.

programs, to introduce Typhoon kiosks quickly and effectively to each location's market base. To help encourage potential business to give the kiosks a try, two free songs would have been offered to each new customer.
  Advertising. An advertising maintenance campaign executed on an ongoing basis to keep the "Typhoon" brand name in the minds of customers and to introduce new musical offerings that have been added to our library. We also intended to conduct advertising to help promote our pre-mixed music CDs and other merchandise offerings.
  Cross-promotions with partners/media partners. Many companies today offer music downloads as rewards in their promotional campaigns. With this in mind, Typhoon intended to seek out marketing and promotional partners to increase sales while leveraging the Typhoon's brand to the wider audience offered by these promotional partner programs.
  Database marketing. We planned to add each customer to our database, including email address. This database was to serve as a significant marketing tool and, with the customer's permission, in communicating news regarding Typhoon and its recent promotions, song additions and sales programs. This database could have also been customized such that customers would only be emailed information relating to their specific musical tastes. Emails would have provided directional links to Typhoon's website.

While the above programs represent the beginning of an integrated marketing strategy, we also planned to embark upon a product strategy to help differentiate our offering from other music providers. To do this, we intended to work to develop relationships with independent music labels to be able to offer music from emerging and local artists, as well as the well-known and established artists.

In order to accomplish these proposed marketing and advertising programs, we needed to be able to secure sufficient funds though our initial public offering, revenues or through bank loans or other funding, none of which was guaranteed.

Operational Phases:

We had started implementing the following three phases in steps, as our funds allowed:

  Outsourced Branded Solution (Phase 1). We began working on implementing this method first, as we believe it would be the quickest and most cost effective way to implement our plans and begin offering our music to the public. Typhoon would act as a portal to direct customers to established outsourced music distributors, generating revenue by charging usage fees. We believe this solution can be done on a modest budget and would allow us to both build an online presence and get an operational kiosk to market for immediate customer feedback. We have made initial contact with a number of potential suppliers and have compiled a list of contacts.

Assuming we were successful in implementing our initial Phase 1 business plan sufficient to generate revenues, we had planned to expand our operations to include Phases 2 and 3 below, if and when funds are available either through revenues or from outside funding, such as bank loans or additional sales of our securities. We have made no arrangements for any such financing or sales of our securities.
  Partial In-House Solution (Phase 2). This next step solution would have been to integrate an in-house system that monitors and manages Typhoon's music and integrates the Typhoon kiosks and integrates with Phase 1 - the outsourced distributor. This step would have been required to maintain Typhoon's music inventory, branding and to establish a successful long-term marketing plan.
  In-House Solution (Phase 3). An in-house solution for building, collecting and distributing music would ultimately be the best solution, although it would be very costly (originally we believed a minimum $300,000 would be necessary but now believe this number to be much higher). This solution would have, however, provided freedom from contractual obligations and no limit to the music library that Typhoon could have built.

We had begun our marketing and distribution plans with Phase 1. Phases 2 and 3 were never implemented.

Equipment. Each kiosk would have required an up-to-date computer and ability to accept debit and credit cards. The kiosks also require specific software for ensuring fast and easy downloads through our distributors. The software would have needed to be purchased directly from the distributor. In the long term, if we were able to implement Phase 3 of our program, we may have eventually chosen to develop our own in-house software, however, as mentioned above, we would not have been able to do this until we are generating revenues and funds were available for expansion. It was our opinion that all equipment for the kiosks is readily available and no special orders or waiting period would be required to purchase the equipment.

Patents and Trademarks. We do not currently have any patent or trademark protection for our brand name or in relation to the Music Business in general. If we determine it is feasible to file for such trademark protection, we may do so but at present we have no plans in this regard. Even if we do try to copyright our branding, graphics or logo, we still have no assurance that doing so will prevent competitors from using the same or similar names, marks, concepts or appearance. Should this happen, we may have to enter into litigation to prevent the use of our property and, at least at present, we do not feel we have the resources to do so and would probably avoid any such litigation.

Government and Industry Regulation. Websites are not currently subject to direct federal laws or regulations applicable to access, content or commerce on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet covering issues such as:

  user privacy
  freedom of expression
  pricing
  content and quality of products and services
  taxation
  advertising
  intellectual property rights
  information security

The adoption of any such laws or regulations might decrease the rate of growth of Internet use, which in turn could decrease the demand for our Music Business services, increase the cost of doing business or in some other manner have a negative impact on our Music Business, financial condition and operating results. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is uncertain. The vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies.

Initially, it was our intent that our customers would be responsible for agreeing to copyright infringement laws when downloading their music content from our third-party suppliers; however, once we expanded our business and began downloading music ourselves for resale to the public, we intended to abide by all copyright laws to ensure that any copyrighted information that is provided on our website or included in any or our music offerings had received approval from the source of the copyright information. When using the information provided or refurbished from other sources and to protect us from any potential intellectual property claims, we also intended to obtain all necessary consents prior to the use of the sources and will reference the sources on our website to give full credit where it is due.

Our Touch Technology Business

General. Typhoon acquired two patents in 2007, for portable, self-contained, general purpose, keyboard-less computing devices which utilize a touch-screen display for data entry purpose. Through the process of the patent acquisition, Typhoon realized that its touch-screen concept had a much broader application beyond the world of music, and expanded its initiatives accordingly. The name of the company was officially changed to Typhoon Touch Technologies in September 2007 to better reflect its mission to: "Invent. Partner. Own." Today, Typhoon Touch Technologies, Inc. is in the business of exploring the numerous ways touch-sensitive devices can be used in the field of personal electronics, developing such technologies through its own development lab and through partnerships with other companies.

We believe Typhoon is in a unique position to leverage its patented intellectual property through strategic licensing partnerships and capture of royalty revenue.

Our objective is to develop, invent and seek partnerships in the touch technology field. To achieve this objective, we intend to pursue the following strategies:

  Utilize our Concept Lab to develop and test products and serve as an incubator of invention for advances in touch-screen technology;
  Seek out and enter into partnerships with similar-minded companies to enhance and expand our technology and acquire applications and intellectual property that enable Typhoon to become the leading source of touch technology ;
  License the manufacturing and distribution of products to experienced licensees to accelerate the growth of Typhoon's business in key global markets while minimizing costs and risks; and
  Aggressively protect our patents by pursuing any infringements we become aware of by unlicensed third parties.

Touch technology is still in early stages of adoption and we believe possesses enormous potential for numerous industries. We are committed to maximizing this opportunity, and partner with a wide variety of companies interested in our applications and products.

Industry Background. The first touch-screens were introduced in the early 1970s. It wasn't until the mid 1990s however that touch-screens have become commonplace. Since their introduction, advancements in computing power, operating systems, graphical user interfaces, and multimedia software, combined with gradual cost reductions, have today made the touchscreen the user interface technology of choice for many applications.

Principal Markets. There are five main markets for touch-screen technologies:

  Communications. Communication devices such as personal digital assistants, mobile phones. This market includes companies such as Alcatel, Cisco, Ericsson, Motorola, Nokia, Philips, Qualcomm, Samsung and Siemens.
  Consumer Electronics. Touch-screen technology is also used in a broad variety of consumer electronics products such as portable navigation devices, point of sale systems, information kiosks, ATMs, gaming machines, juke boxes, and personal media players among other things.
  Computing, and Computing Peripherals. The computing and computing-peripherals devices such as notebook screens, computer monitors, laser printers, inkjet printers, copy machines, equipment control panels, clean room controls, and scanners. This market includes companies such as Dell, Hewlett-Packard, IBM, Intel, M-Systems, Seagate and Western Digital.
  Security. Data security devices such as touch entry systems.
  Automotive. Automotive electronics markets includes such devices as vehicle entertainment components. This market includes companies such as Continental-Temic, Daimler-Chrysler, Delphi, Hella, Marelli, Robert Bosch, Siemens-VDO and TRW.

Sales, Marketing and Distribution. We are currently working on a sales and marketing plan to promote our patents. We currently do not have any stand alone products and as such do not have a need for a distribution plan at this time.

Licensing and Royalty Interest. Typhoon has conducted a detailed analysis of the marketplace, and has identified the most appropriate candidates with whom to pursue initial licensing agreements. Further, Typhoon has recently initiated a licensing campaign with respect to use of its patents, including identification of potential infringers for possible enforcement actions. Typhoon has identified numerous potential infringers already in the marketplace and anticipates that legal proceedings may be necessary to assert Typhoon's intellectual property rights.

We believe the number of potential licensing and partnership opportunities are significant and potential royalties are considerable for Typhoon's touch screen patents. Typhoon's opportunity to negotiate licensing and royalty agreements with many organizations is constrained solely by the breadth of the organization. In order to successfully execute a strategy of "negotiation with limited litigation," Typhoon has engaged qualified legal counsel knowledgeable in this area.

Manufacturing. We do not engage or intend to engage in any manufacturing operations. Instead, we intend to utilize third-party manufacturers to build any resulting products. We believe the use of external manufacturing partners will allow us to respond more quickly and effectively to any fluctuations in customer demand.

Research and Development. Typhoon has formed a high-tech product development laboratory (the "Concept Lab") focusing on the development and testing of products that incorporate novel applications for touch-screen technology. The laboratory's objective is to develop a pipeline of touch related computing inventions potentially leading to additional licensing opportunities and/or joint venture partnerships. Typhoon's touch screen technology is in the process of establishing a forum for bringing forward-thinking individuals together from diverse backgrounds to explore, and advance touch-related invention concepts. We intend to conduct research in connection with proprietary patents principally in the United States though our Concept Lab and through joint ventures with outside third parties. We believe significant investment in research and development will be vital to our success, growth and profitability, and we intend to devote substantial resources, including management time, to this activity.

Competition. We operate in markets that are intensely competitive and are characterized by rapid technological change, product obsolescence and price decline. We compete with a number of large manufacturers, such as 3M Touch Systems, Dell, Immersion Corporation, LG, Microchip, Protouch Manufacturing Ltd., Quantum Research Group Ltd., Riva Logic, Samsung, SensAble Technologies, Sharp, Spansion, STMicroelectronics, Texas Instruments, Trident Systems, Inc. and Toshiba. Most of these competitors have substantially greater financial, technical, marketing and management resources than we do. As we introduce new products, we will be increasingly competing directly with these companies, and we may not be able to compete effectively. We also compete with emerging companies that are attempting to sell technology and products in specialized markets that our touch-screen technology and patents address. We expect to compete principally on the basis of the technical innovation and performance of our underlying patents in touch-screen applications.

In addition to the factors described above, our ability to compete successfully depends on a number of other factors, including the following:

  our success in designing and manufacturing new products that implement patents, technologies, and processes;
  our ability to offer integrated solutions using our touch technology with other technologies;
  the rate at which third parties incorporate our touch technologies and products into their systems;
  product introductions by our competitors;
  the number and nature of our competitors in a given market;
  the incumbency of our competitors' products;
  general market and economic conditions; and
  our ability to defend our patents

Many of these factors are outside of our control, and we may not be able to compete successfully in the future.

Patents and Trademarks. Typhoon currently owns two U.S. Patents: no. 5,379,057[i] and no. 5,675,362[ii]. Patent 5,675,362, which is dated as of October 7, 1997, is a continuation of U.S. Patent 5, 379,057, dated as of January 3, 1995. These patents are directed to portable, self-contained, general-purpose, keyboard-less, computing devices, which utilize a touch-screen display for data entry purposes. The objective of both patents is to provide an improved, portable, general purpose computer which permits facilitated data entry, is ergonomically designed in a streamlined case with an integral touch screen for overall ease of use, and is convenient for the user on the go. This represents what we believe is an improved system for data collection in that it requires minimal instruction for use and eliminates the need for a keyboard for data entry.

Employees. At April 14, 2008, we relied on consultants, professionals and our board of directors to implement our business plans.

We intend to continue to heavily rely on technical and management consultants in the future. We also intend to enter into management agreements with Messrs. Shepard and Tellini. Our future success depends in large part on the continued service of our key technical and management personnel and on our ability to attract and retain qualified employees, particularly highly skilled design, process and test engineers necessary for the development of new products and processes. The competition for such personnel is intense, and the loss of key employees, most of whom are not subject to an employment agreement for a specified term or a post-employment non-competition agreement, could harm our business.

Description of Property

Our registered statutory office is located at 6100 Neil Road, Suite 500, Reno, Nevada 89544.

We do not own or lease any property. All work for the online service is done from the home of the contractors and all service work in the building of the kiosks is done on the premises of the building contractor. The current facilities arrangements by Typhoon are expected to meet Typhoon's operational needs for the coming two to three years.

Legal Proceedings

On December 5, 2007, Typhoon commenced in the United States District Court for the Eastern District of Texas, Tyler Division, captioned Typhoon Touch Technologies, Inc. and Nova Mobility Systems, Inc. v. Motion Computing, Inc. and Dell, Inc., Civil Action No. 6:07cv546. In this complaint Typhoon alleges that the defendants have infringed and continue to infringe its U.S. Patent No. 5,379,057 ("the '057 patent") issued January 3, 1995 and entitled "Portable Computer with Touch Screen and Computer System Employing Same," and U.S. Patent No. 5,675,362 ("the '362 patent") issued October 7, 1997 and entitled "Portable Computer with Touch Screen and Computing System Employing Same," through various actions including the manufacturing, selling, offering for sale, and/or importing a variety of portable computer products, including but not limited to tablet PCs, slate PCs, handheld PCs, personal digital assistants (PDAs), ultra mobile PCs (UMPCs), smart phones, and/or other products covered by the patents-in-suit.

On February 22, 2008 Typhoon and its licensee and co-plaintiff, Nova Mobility Systems, Inc, reached an out-of-court settlement of the above complaint with defendant Motion Computing, Inc. Motion Computing acknowledged the validity of Typhoon's touch screen patents at issue in the litigation. Dell filed its response to the patent infringement Complaint on January 31, 2008 and was not part of the settlement with Motion Computing.

In March 2008, Typhoon amended the action it commenced in the United States District Court for the Eastern District of Texas, Tyler Division, captioned Typhoon Touch Technologies, Inc. and Nova Mobility Systems, Inc. v. Motion Computing, Inc. and Dell, Inc., Civil Action No. 6:07cv546 to add Xplore Technologies Corporation of America (XLRTF.OB), Electrovaya, Inc. (EFLVF.OB) and Sand Dune Ventures, Inc. (a/k/a TabletKiosk) as defendants.

We know of no other material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The principal market on which our common stock is quoted is the OTC Bulletin Board under the Symbol "TYPT". The OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Bulletin Board stocks are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Our common shares have been quoted for trading on the OTCBB since January 5, 2007; no trades in our common shares occurred on this quotation system until December 2007. The following sets forth the high and low closing prices in United States funds of our common shares traded on the OTCBB since January 5, 2007:

Period	High	Low
2008
February 29, 2008	$8.00	$1.00
2007
November 30, 2007	$--	$--
August 31, 2007	$--	$--
May 31, 2007	$--	$--
February 28, 2007	$--	$--

Holders of our Common Stock

As of March 5, 2008, there were thirty-nine registered holders of record of our common stock. As of such date, 62,080,000 common shares of our company were issued and outstanding.

Dividend Policy

Since the inception of our Company, we have not paid any cash dividends on our common stock and have no present intention of paying any dividends on the shares of our common stock. Our current policy is to retain earnings, if any, for use in our operations and in the development of our business. Our future dividend policy will be determined from time to time by our board of directors.

Recent Sales of Unregistered Securities

None.

Equity Compensation Plan Information

We currently do not have any stock option or equity compensation plans or arrangements.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended May 31, 2007 or up to the period ended February 29, 2008.

AUDITED AND UNAUDITED FINANCIAL STATEMENTS

The audited balance sheets for Typhoon as of May 31, 2007 and 2006 and the related audited statements of operations, stockholders' equity and cash flows for each of these periods, together with the report of our independent registered public accounting firm, James Stafford, CA, are attached to this Proxy Statement as Exhibit E. The unaudited balance sheets for Typhoon as of February 29, 2008 and the related unaudited statements of operations, stockholders' equity and cash flows for each of this period are attached to this Proxy Statement as Exhibit F. You are encouraged to review such financial statements in their entirety.

FORWARD LOOKING STATEMENTS

This Proxy Statement, including the following management's discussion and analysis, and other reports filed by the registrant from time to time with the securities and exchange commission (collectively the "filings") contain forward-looking statements which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results. These forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances. You can generally identify forward-looking statements through words and phrases such as "seek", "anticipate", "believe", "estimate", "expect"," intend", "plan", "budget", "project", "may be", "may continue", "may likely result", and similar expressions. When reading any forward-looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of our company, and are subject to risks, uncertainties, assumptions and other factors relating to our industry and results of operations, including but not limited to the following factors:
our ability to attract and retain the personnel qualified to implement our growth strategies;
our ability to obtain approval from government authorities for our products;
our ability to protect the patents on our proprietary technology;
our ability to fund our short-term and long-term financing needs;
our ability to compete against large competitors in a rapidly changing market;
changes in our business plan and corporate strategies; and
other risks and uncertainties discussed in greater detail in various sections of this report.

Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Each forward-looking statement should be read in context with, and with an understanding of, the various other disclosures concerning our company and our business made in our filings. You should not place undue reliance on any forward-looking statement as a prediction of actual results or developments. We are not obligated to update or revise any forward-looking statement contained in this report to reflect new events or circumstances unless and to the extent required by applicable law.

This list is not an exhaustive list of the factors that may affect any of our forward-looking statements. These and other factors should be considered carefully and readers should not place undue reliance on our forward-looking statements.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles.

In this information in this Proxy Statement, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this Proxy Statement, the terms "we", "us", "our", "Typhoon", "Typhoon Tunes Inc.", Typhoon Enterprises Inc. mean "Typhoon Touch Technologies Inc.", unless the context clearly requires otherwise.

MANAGEMENT DISCUSSION AND ANALYSIS - PLAN OF OPERATIONS

Introduction

We were incorporated in the State of Nevada on August 30, 2005 under the name "Typhoon Tunes Inc." with an authorized capital of 75,000,000 shares of common stock with a par value of $0.001. On July 31, 2007, we changed our name to "Typhoon Enterprises Inc." In addition, effective July 31, 2007, we effected a four for one stock split of our authorized, issued and outstanding common stock. As a result, our authorized capital has increased from 75,000,000 shares of common stock with a par value of $0.001 to 300,000,000 shares of common stock with a par value of $0.001. On October 10, 2007, we changed our name to "Typhoon Touch Technologies Inc."

We were formed to pursue our concept of making the worldwide inventory of online music available to customers in a friendly and accessible fashion through retail mall kiosks and other point-of-purchase locations, including on the World Wide Web at typhoonmusic.net. We currently have no patents on our kiosk programs and no patents pending. We have not generated any revenues to date; and we have been issued a "substantial doubt" going concern opinion from our auditors.

Initially, we intend to direct our customers to online music suppliers and be, in essence, a gateway or portal to their music content websites. As a result, we believed the type and amount of music available to our customers will be virtually unlimited or limited only by the number of suppliers we use. Our management intends to closely monitor trade publications, like "Billboard" magazine, and other media to stay abreast of emerging trends in the music industry. Our customers will be required to log into music provider websites, create an account using their own credit cards and agree to the intellectual property and copyright laws posted by each provider. We will merely be assisting our customers with this process and directing them to the websites, thereby eliminating any intellectual property or copyright infringement liability on our part. Our goal is to assist customers who want to download their music choices from the internet to their personal players, but are either not computer savvy or do not want or have the time to search for their music choices. We had initially planned to begin our business with the development of a series of music kiosks to be placed in areas of high pedestrian traffic for download assistance and retail distribution of music. At these sites, the public will be able to choose music of their choice either for download onto their personal storage device or for burning onto a CD. The high cost of rental space, however, has lead us to initiating the online store first.

Our business focus expanded to include keyboardless touch screen devices on June 5, 2007, when we signed an agreement to purchase U.S. patent application 5,379,057 and 5,675,362, including related intellectual property, from Nova Mobility Systems Inc. As consideration for these rights we paid cash, agreed to secure proper conditions for the future development and enforcement of the patent applications and agreed to a 10% royalty to be retained by Nova Mobility Systems Inc.

Through the process patent acquisition, Typhoon realized that its touch-screen concept had a much broader application beyond the world of music, and expanded its initiatives accordingly. The name of the company was officially changed to Typhoon Touch Technologies in September 2007 to better reflect its mission to: "Invent. Partner. Own." Today, Typhoon is in the business of exploring the numerous ways touch-sensitive devices can be used in the field of personal electronics, developing such technologies through its own development lab and through partnerships with other companies.

We recently agreed to enter into an asset purchase agreement "Acquisition Agreement" to sell our music business assets to James G. Shepard, our President and Chief Executive Officer and Typhoon Ventures, Inc., a Nevada company formed for the purpose of this acquisition (the "Sale"). In exchange for these assets, Mr. Shepard has agreed to return to treasury 36,000,000 shares of common stock of Typhoon and Typhoon Ventures, Inc. will assume all the liabilities of the music business. Our board of directors, consisting of Messrs. Shepard and Tellini, only one of whom may be considered disinterested with respect to the Acquisition Agreement, unanimously approved the Acquisition Agreement and the Sale, determined that the Sale was in the best interests of Typhoon and its stockholders and recommended that our stockholders vote to approve the Acquisition Agreement and the Sale. Section 78.565 of the NRS allows us to sell all or substantially all of our assets by obtaining the approval of the holders of a majority of the shares of outstanding stock entitled to vote.

James Shepard, our President and Chief Executive Officer and a majority stockholder holding a total of 36,000,000 shares of common stock of Typhoon (57.99%) has indicated he intends to vote his majority share position in favor of this action. In addition to receiving majority approval, we are seeking majority of minority approval of our stockholders approval to the sale of our music business assets rather than risk a challenge to the sale to Mr. Shepard. We will not proceed with the sale unless over 50% of the non-interested stockholders in attendance at the Special Meeting vote in favor of the Acquisition Agreement.

Plan of Operation - Music Business

As disclosed above, we intend to sell the assets of our Music Business to Typhoon Ventures, Inc. and Mr. Shepard if the transaction is approved by a majority of our minority stockholders. The following information is being provided as if our Music Business were not to be sold.

In order to become fully operational and profitable, we will need to achieve each of the milestones outlined below.
1.

Complete technical requirements to have a fully functional software application based on the programming language .Net (a free desktop application which allows uses to get free MP3 music files from 12 genres and over 70 sites);

2.	Develop and begin to initiate advertising and PR plan. Status: in process
3.	Evolve software to conduct ecommerce and embed promotional advertising within the application
4.	Develop a Mac and mobile version of the software.
5.	Further develop our website to include user forums, FAQ's, contact information, screen shots. blogs, etc.
5.	Launch advertising and marketing program:
- affiliate advertising;
- banner advertising;
- promotional pages in the application and the website ;
- download sponsorships; and
- sale of Ad Free edition of Typhoon Tunes
6.	Continue to work on the development of new touch screen technology. Status: on-going

We will need approximately $200,000 in additional funding to complete the foregoing and to continue with current operational expenses, and instigate a tactical and wide reaching advertising and marketing strategy.

Due to the scalability of our business model we have sufficient cash on hand to continue operations for the next six months.

Plan of Operation - Touch Screen Devices Business

Typhoon is focused on licensing its technology to manufacturers and distributors (experienced licensees) in order to accelerate the growth of the Typhoon business in key global markets while minimizing costs and risk. Typhoon is actively looking to expand its patent portfolio to include other related intellectual property.

Typhoon has and continues to negotiate the licensed use of its technology to developers and other parties looking to incorporate relevant touch functionality into their device specifications. When deemed appropriate, Typhoon will seek to engage in partnerships with prospective licensees. Typhoon will also endeavor to establish licensing arrangements with current unlicensed users of its proprietary technology, and will seek legal relief and restitution in situations where appropriate.

Typhoon intends to focus on the following strategic initiatives over the next twelve months:
1.	Commence licensing and royalty initiatives (ongoing);
2.	Promote and build Typhoon brand name with marketing program (to be initiated in next 6 months);
3.	Narrow initial research focus of Concept Lab to one or two new products using our touch screen technology (next six months);
4.	Establish joint venture and strategic partnerships for continued research and development of our patents;
5.	Identify and attempt to acquire complementary patents and technology;
5.	Identify and commence legal action against any parties breaching our existing patents (ongoing)

We anticipate the capital costs to fully implement our business plan over the next twelve months to be approximately $875,000.

Our estimated expenses for the next 12 months are as follows:

EXPENSE	COST

Consulting	$10,000
Filing fees	$10,000
Investor relations	$35,000
Legal and accounting	$650,000
Management	$84,000
Administrative	$7,500
Transfer Agent	$4,000
Website costs	$70,000
Miscellaneous	$5,000

Total	$875,500

Typhoon currently has $401,885 in cash. Typhoon will need to raise a significant amount of capital and/or generate revenue to fully implement its business plan. We believe that our cash on hand will be insufficient to meet our anticipated needs for working capital, capital expenditures and business development for the next twelve months.

Since entering the development stage, we have obtained financing from the proceeds of loan, a public offering and private placements of equity securities. Until such time as we generate sufficient revenues from the sale of our software program, we will continue to be dependent on raising substantial amounts of additional capital through any one of a combination of debt offerings or equity offerings, including but not limited to:

  debt and equity instruments;
  private placements of common stock and preferred stock;
  additional funding from banking and non-bank sources; and
  funding from potential licensees or future industry partners.

We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue or expand our operations. Equity financing could result in additional dilution to existing shareholders.

Results of Operations

	Three Months Ended Feb 29		Nine Months Ended February 29
	2008	2007	2008	2007

Revenue	$0	$0	$0	$0
Other Income (Gain on settlement of patent infringement suit)	364,010	0	364,010	0
Operating Expenses	85,759	15,314	275,975	40,954

Net income (loss) for the period	$278,251	(15,314)	88,035	(40,954)

Revenue

We have had no revenues since inception and have incurred a net loss of $13,854 since inception. We have obtained an unsecured loan to support the next phase of our development, payable in five years or convertible to shares if desired.

Minimal comparative analyses are made in this report, as we were only incorporated in August 2005 and had only conducted minimal operations as of February 29, 2008. We have however, successfully completed the development of our original plan and could put that plan into operation as originally stated. Market growth in the interim, however, has led us to believe that our shareholders will be better served if we widen our focus and bring an added value to the company.

During the nine month period ended 29 February 2008 the Company received an out-of-court settlement in the amount of $500,000 related to a patent infringement with an unrelated party. Under the terms of the settlement, the

Company received cash proceeds of $200,000 on the date of settlement and is entitled to receive the remaining $300,000 over the following four years in payments of $75,000 per year. A gain of $362,010 being gross settlement proceeds of $500,000 less legal fees of $137,990 was recorded to reflect the net of the total proceeds received related to the settlement.

Operating expenses for the three-month period ended February 29, 2008 were $85,759 ($15,315 for the three month period ended February 28, 2007). These expenses were mainly attributed to patent purchase as well as legal and accounting fees incurred in the preparation and filing of our quarterly report, audited financial statements and other business requirements. We paid $47,250 in investors relations during this quarter.

Net income for the three-months ended February 29, 2008 was $278,251 or $0.004 per share.

Expenses

Our operating expenses for the quarters ended February 29, 2008 and 2007 are outlined in the table below:

	3rd Quarter Ended February 29, 2008				Nine Months Ended February 29, 2008
	2008		2007		2008	2007

Expenses	$		$		$		$
Consulting fees		0		0		25,270		0
Depreciation (Note 3)		16,941		141		32,419		235
Filing fees		4,274		0		4,686		1,080
Investor relations		47,250		0		122,250		0
Legal and accounting		5,353		3,786		45,305		10,230
Management fees (Notes 8, 9 and 11)		4,500		4,500		13,500		13,500
Office and miscellaneous		1,118		541		5,491		1,976
Rent (Notes 8, 9 and 11)		1,500		1,500		4,500		4,500
Transfer agent fees		500		313		1,968		1,294
Website planning costs		4,323		4,533		20,586		8,139

Total Operating Expenses		$85,759		$15,314		$275,975		$40,954

Our operating expenses for the nine months ended February 29, 2008 increased slightly compared to the comparative period in 2007. This was due to depreciation, investor relations, website planning costs and accounting and lawyer's costs associated with ensuring that correct procedure was followed.

Liquidity and Capital Resources

Working Capital

	As at February 29, 2008 (unaudited)	As at 31 May 2007 (Audited)	Percentage Increase / Decrease
Current Assets	$421,682	$50,675	832%
Other Assets	683,464	47,848	1,438%
Total Assets	1,105,146	98,523	1,122%
Current Liabilities	905,000	4,412	20,512%
Working Capital (Deficit)	$200,146	$94,111	213%

The increase in our working capital from $94,111 in May 2007 to $200,146 at February 29, 2008 is due to an out-of-court settlement in the amount of $500,000 related to a patent infringement with an unrelated party that we took in during the period.

Cash Flows

	Nine Months Ended
	February 29, 2008	February 28, 2007
Cash flows from operating activities	$(157,755)	$(28,240)
Cash flows from investing activities	(368,035)	(43,487)
Cash flows from financing activities	900,000	(154,500)
Increase (decrease) in cash and cash equivalents	$374,210	$(82,773)

Future Financings

We recorded a net increase in cash and cash equivalents of $401,885 for the nine months ended February 29, 2008 and have an accumulated increase in cash and cash equivalents of $401,885 since inception. As at February 29, 2008 we had cash reserves in the amount of $401,885. This is less than what we anticipate spending on our development programs and the anticipated costs associated with our continuing operations. Accordingly, we expect that we will need to obtain additional financing in the near future.

Obtaining additional financing is subject to a number of factors. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us. Since our inception, we have used our common stock to raise money for our operations and for our property acquisitions. We have not attained profitable operations and are dependent upon obtaining financing to pursue our plan of operation. For these reasons, our independent auditors believe there exists a substantial doubt about our ability to continue as a going concern.

Employees

At present, we have no employees, other than our current officers and directors, who devote their time as required to our business operations. We rely primarily on consultants and other contractors and expect to continue to do so in the upcoming year.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements with any party.

Critical Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared as of 29 February 2008 and for the nine month period then ended, in accordance with accounting principles generally accepted in the United States of America relating to the preparation of financial statements for interim periods. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine month period ended February 29, 2008 are not necessarily indicative of the results that may be expected for the year ending 31 May 2008.

These interim financial statements follow the same accounting policies and methods of their application as the most recent annual financial statements, except as noted below. These interim financial statements should be read in conjunction with the audited financial statements of Typhoon as at 31 May 2007.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, loan payable and due to related party approximates their fair value because of the short maturity of these instruments. Typhoon's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. Typhoon's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, Typhoon does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

Typhoon has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Software, kiosk and website development costs

The costs of computer software developed or obtained for internal use, during the preliminary project phase, as defined under AICPA Statement of Position 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", will be expensed as incurred. The costs of website development during the planning stage, as defined under Emerging Issued Task Force ("EITF") No. 00-2 "Accounting for Web Site Development Costs", will also be expensed as incurred.

Computer software, website, and kiosk development incurred during the application and infrastructure development stage, including external direct costs of materials and services consumed in developing the software and creating graphics and website content, will be capitalized and amortized over the estimated useful life, beginning when the software is ready for use and after all substantial testing is completed and the website is operational.

Patents

Patents developed by the company are recorded at cost less accumulated amortization. Amortization is recorded on a straight-line basis over the life of the patents, which has been determined to be 5 years.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"), which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Typhoon provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Basic and diluted net loss per share

Typhoon computes net loss per share in accordance with SFAS No. 128, "Earnings per Share" ("SFAS 128"). SFAS 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Comprehensive loss

SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"), establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at 30 November 2007, Typhoon has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Revenues and expenses recognition

Typhoon recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements" ("SAB 104"). Typhoon recognizes revenue when all of the following criteria are met: 1) there is persuasive evidence that an arrangement exists, 2) delivery of goods has occurred, 3) the sales price is fixed or determinable, and 4) collectibility is reasonably assured. Typhoon uses guidance provided by the Financial Accounting Standards Board's Emerging Issues Task Force Item 99-19 ("EITF 99-19") in determining whether to report revenues on either a gross or net basis.

Revenues are reported on a gross basis when the majority of the following indicators exist: 1) Typhoon is the primary obligor in the arrangement, 2) Typhoon has general inventory risk, 3) latitude in establishing price rests with Typhoon, 4) Typhoon changes the product or performs part of the service, 5) Typhoon has discretion in supplier selection, 6) product or service specifications are determined in part by Typhoon, 7) physical loss inventory risk exists for Typhoon, and 8) Typhoon has credit risk. Typhoon reports revenues on a gross basis when it acts as principal and the preceding indicators exist.

Revenues are reported on a net basis when the majority of the following indicators exist: 1) the supplier is the primary obligor in the arrangement, 2) the amount Typhoon earns is fixed, and 3) the supplier has credit risk. Typhoon reports revenues on a net basis when it provides brokerage services, including assisting buyers and sellers in preparing and coordinating the purchase and delivery of products, generating commission revenues from facilitating the process.

Segments of an enterprise and related information

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), supersedes SFAS No.14, "Financial Reporting for Segments of a Business Enterprise". SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Typhoon has evaluated this SFAS and does not believe it is applicable at this time.

Start-up expenses

Typhoon has adopted Statement of Position No. 98-5, "Reporting the Costs of Start-up Activities", which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with Typhoon's formation have been included in Typhoon's general and administrative expenses for the period from the date of inception on 30 August 2005 to 31 May 2006.

Foreign currency translation

Typhoon's functional and reporting currency is the U.S. dollar. The financial statements of Typhoon are translated to U.S. dollars in accordance with SFAS No. 52, "Foreign Currency Translation" ("SFAS 52"). Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Typhoon has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Stock-based compensation

Effective 1 March 2006, Typhoon adopted the provisions of SFAS No. 123(R), "Share-Based Payment" ("SFAS 123(R)"), which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees' requisite service period (generally the vesting period of the equity grant). Before 1 March 2006, Typhoon accounted for stock-based compensation to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and complied with the disclosure requirements of SFAS 123, "Accounting for Stock-Based Compensation".  Typhoon adopted SFAS 123(R) using the modified prospective method, which requires Typhoon to record compensation expense over the vesting period for all awards granted after the date of adoption, and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. Accordingly, financial statements for the periods prior to 1 March 2006 have not been restated to reflect the fair value method of expensing share-based compensation. Adoption of SFAS 123(R) does not change the way Typhoon accounts for share-based payments to non-employees, with guidance provided by SFAS 123 (as originally issued) and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services".

Recent accounting pronouncements

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159").  SFAS 159 allows the company to choose to measure many financial assets and financial liabilities at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.  SFAS 159 is effective for fiscal years beginning after 15 November 2007.  Typhoon is currently evaluating the requirements of SFAS 159 and the potential impact on Typhoon's financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). SFAS 158 requires an employer that sponsors one or more single-employer defined benefit plans to (a) recognize the overfunded or underfunded status of a benefit plan in its statement of financial position, (b) recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS 87, "Employers' Accounting for Pensions", or SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", (c) measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end, and (d) disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. SFAS 158 is effective for Typhoon's fiscal year ending 31 May 2007. The adoption of SFAS 158 is not expected to have a material impact on Typhoon's financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurement" ("SFAS 157"). The Statement provides guidance for using fair value to measure assets and liabilities. The Statement also expands disclosures about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurement on earnings. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not expand the use of fair value measurements in any new circumstances. Under this Statement, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the entity transacts. SFAS 157 is effective for Typhoon for fair value measurements and disclosures made by Typhoon in its fiscal year beginning on 1 June 2008. The adoption of SFAS 157 is not expected to have a material impact on Typhoon's financial position, results of operations or cash flows.

In July 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes (an interpretation of FASB Statement No. 109)" ("FIN 48"), which is effective for fiscal years beginning after 15 December 2006. This interpretation was issued to clarify the accounting for uncertainty in income taxes recognized in the financial statements by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Typhoon is currently evaluating the potential impact of FIN 48, but it is not expected to have a material impact on Typhoon's financial position, results of operations or cash flows.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140. SFAS 156 may be adopted as early as 1 January 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after 15 September 2006 (e.g., 1 January 2007, for calendar year-end entities).  The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting.  Specifically, the FASB said SFAS 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value.  The adoption of SFAS 156 is not expected to have a material impact on Typhoon's financial position, results of operations or cash flows.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the Acquisition Agreement, Sale, the forward split(s) of the issued and outstanding common stock, and change to its authorized share capitalization does not require Typhoon to provide dissenting stockholders with a right of appraisal and Typhoon will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Proxy Statement regarding Typhoon, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of Typhoon. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT ACCOUNTANTS

Typhoon's current auditor is the firm of James Stafford, Chartered Accountants. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON

Mr. James Shepard, a director and officer of Typhoon, will be the purchaser of our music business assets. If the asset sale is consummated, Mr. Shepard will return an aggregate total of 36,000,000 shares of common stock of Typhoon for return to treasury. These shares will be received by Typhoon as full consideration for the assets being sold. Mr. Shepard will remain as a director and officer of Typhoon following the closing of the Acquisition Agreement.

Management agreements will be entered into by Typhoon with Messrs. Shepard and Tellini to ensure their continued loyalty to Typhoon. Mr. Shepard's management agreement will provide him with a salary of $5,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents.

Mr. Tellini's management agreement will provide him with a salary of $3,000 per month and 2% net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents.

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the forward split of Typhoon's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders, which is not shared by all other stockholders.

PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

Typhoon's Board of Directors does not know of any other matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of stockholders other than those referred to in this Proxy Statement.

DELIVERY OF DOCUMENT TO SECURITY HOLDERS SHARING AN ADDRESS

One Proxy Statement will be delivered to multiple stockholders sharing an address unless Typhoon receives contrary instructions from one or more of the stockholders.

Upon receipt of such notice, Typhoon will undertake to deliver promptly a separate copy of the Proxy Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify Typhoon that the stockholder wishes to receive a separate copy of the Proxy Statement. In the event a stockholder desires to provide such a notice to Typhoon such notice may be given verbally by telephoning Typhoon's offices at 206-407-2538 or by mail Typhoon's mailing address at 1700-7th Ave, Suite 2100, PMB 134, Seattle Washington 98101.

WHERE YOU CAN FIND MORE INFORMATION

Typhoon files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Typhoon files with SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

 INCORPORATION OF DOCUMENTS BY REFERENCE

 The SEC allows Typhoon to "incorporate by reference" the information it files with them, which means that Typhoon can disclose important information to you without re-printing the information in this Proxy Statement by referring you to prior and future filings with the SEC. The information Typhoon incorporates by reference is an important part of this Proxy Statement. Subsequent information that Typhoon files with SEC will automatically update and supersede this information.

Typhoon incorporates by reference the following documents filed by Typhoon pursuant to the Securities Exchange Act of 1934 any future filings Typhoon makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this Proxy Statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Typhoon has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Typhoon at the following address:

Typhoon Touch Technologies, Inc.
1700-7th Ave, Suite 2100, PMB 134
Seattle Washington 98101
Telephone: 206-407-2538

You should rely only on the information Typhoon has provided or incorporated by reference in this Proxy Statement or any supplement. Typhoon has not authorized any person to provide information other than that provided here. Typhoon has not authorized anyone to provide you with different information.

You should not assume that the information in this Proxy Statement or any supplement is accurate as of any date other than the date on the front of the document.

 BY ORDER OF THE BOARD OF DIRECTORS

/s/ James Shepard

____________________________________
James G. Shepard
President, Chief Executive Officer and Director

EXHIBIT "A"

ACQUISITION AGREEMENT

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is dated for reference the 29th day of April 2008, between TYPHOON TOUCH TECHNOLOGIES, INC. ("Typhoon"), and JAMES SHEPARD (the "Mr. Shepard").

RECITALS

WHEREAS:

A. Typhoon is engaged in the business of creating, developing, acquiring and licensing touch-screen technology. The company's Concept Lab develops and tests products that incorporate innovative applications of touch technology and Typhoon Tunes is a service under development that will offer a unique method of promoting music.

B. Mr. Shepard desires to purchase from Typhoon, and Typhoon desires to sell to Mr. Shepard, upon the terms and conditions specified herein, all of the Purchased Assets, as defined in Article I, of such business.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the promises, covenants, terms and conditions specified herein, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS.

For all purposes of this Agreement, the following defined terms shall have the meanings set forth in this Article I:

1.1 "Accounts Receivable" means all of the monies owed to Typhoon by its customers of the Business, including by way of example, but not limitation, current receivables, delinquent receivables and finance charges.

1.2 "Business" means the Typhoon Tunes music business conducted by Typhoon prior to the Closing Date and by Mr. Shepard after the Closing Date and includes promotion and , marketing, of music and sales of advertising using kiosks and through its software application that works through the Internet.

1.3 "Closing" means the actions taken as provided in Article VI in connection with the consummation of the transactions contemplated by this Agreement.

1.4 "Closing Date" means the time and date when the Closing of the transactions contemplated by this Agreement shall be deemed effective, which shall be 12:01 a.m. on the day of the Closing.

1.5 "Code" means the Internal Revenue Code of 1986, as amended.

1.6 "Contracts" means all written or oral contracts, agreements, commitments and orders, purchase orders (including but not limited to Customer Contracts), and license agreements of the Business, but does not include any leases, contracts, agreements or arrangement for or in regard to real estate, equipment or leased employees. Contracts also include all of Typhoon's rights under any non-competition/restrictive covenant agreements with employees or former employees.

1.7 "Customer Contracts" means all or oral written contracts, agreements, commitments and orders from customers of the Business.

1.8 "Encumbrance" means with respect to the Business or any Purchased Asset, any mortgage, pledge, security interest, lien, claim, charge, encumbrance, option, lease, restriction or restraint on transfer.

1.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.10 "Excluded Assets" means the assets of Typhoon which are not Purchased Assets. The "Excluded Assets" include, without limitation: (i) Typhoon's books and records, other than the Records, (ii) the patents and business assets associated with creating, developing, acquiring and licensing touch-screen technology, and (iii) Typhoon's contracts, other than the contracts included in the Purchased Assets.

1.11 "Knowledge" means actual knowledge or knowledge that could be expected to be obtained after a reasonable investigation.

1.12 "Lease" means (i) any lease, sublease or rental agreement by which Typhoon leases any tangible property which is used in the Business, or (ii) any lease or rental agreement by which Typhoon leases or rents any of the Purchased Assets.

1.13 "Litigation" means claims, suits, actions, investigations, proceedings or written claims or demands related to the Business.

1.14 "Material Adverse Effect" means a materially adverse effect on the Business, Purchased Assets, operations, prospects or condition, financial or otherwise, of Typhoon taken as a whole, or an effect which could reasonably foreseeably impair (i) the ability of Typhoon to perform any obligation under this Agreement or (ii) the value of such to Mr. Shepard.

1.15 "Name" means Typhoon Tunes.

1.16 "Permits" means licenses, qualifications, permits, approvals, franchises and authorizations (federal, state and local) issued to Typhoon by any governmental agency or individual with respect to the Business.

1.17 "Purchase Price" means the sum of 36,000,000 shares of common stock of Typhoon to be returned for cancellation by Mr. Shepard and related parties as full consideration for the Business and Purchased Assets plus the amount to be paid pursuant to Sections 2.3.

1.18 "Purchased Assets" means only the following assets of Typhoon used in the Business as of the Closing Date:

  The wholesale inventory which consists of all of our inventory of goods, merchandise and supplies expect as may be related to the Business;
  Furniture, and fixtures related to the Business;
  Kiosk plans, proto-types and equipment;
  Software developed for the Business;
  The website: typhoonmusic.net;
  All Accounts Receivable;
  The Name and all tradenames and trademarks "Typhoon Tunes";
  All right, title and interest in and to all all rights, title and interest in and to all contracts related to the assets being acquired;
  All permits;
  All books and records related to the assets acquired including customer lists and purchasing and sales records;
  All other assets associated with the Business;
  Assumption of the leased premises located at 1700 Seventh Ave., Suite 2100, Seattle, WA 98101; and
  All goodwill relating to the Business.

1.19 "Records" means the customer lists and purchasing and sales records, product records and other similar information with respect to the Business.

1.20 "SEC" means the United States Securities and Exchange Commission.

1.21 "Shareholder Vote" means the affirmative vote of the shareholders of Typhoon approving this Agreement at the meeting (or any adjustments thereof) referred to in Section 8.1.

1.22 "Taxes" means corporate taxes, franchise taxes, sales taxes, use taxes, real property taxes, personal property taxes, state business taxes, federal, state and local income taxes, FICA taxes and FUTA taxes, other payroll taxes and all related assessments, charges, duties, deficiencies, penalties, interest and fines for which Typhoon is liable.

1.23 "Wholesale Inventory" means all of Typhoon's inventory of goods, wares, merchandise and supplies used or intended for use in connection with the Business.

ARTICLE II. PURCHASE AND SALE.

2.1 Purchase and Sale. As of the Closing Date, upon the terms, subject to the conditions, and for the consideration hereinafter set forth, Typhoon shall sell, convey, assign, transfer and deliver all of the Purchased Assets to Mr. Shepard.

2.2 Allocation of Purchase Price. The purchase price shall be allocated as set forth in Schedule 2.2. The parties hereto covenant and agree with each other that this allocation was arrived at by arm's length negotiation and that none of them will take a position on any income tax return, before any governmental agency charged with the collection of any income tax or in any judicial proceeding that is in any manner inconsistent with the terms of this Section 2.2 without the written consent of the other parties to this Agreement.

2.3 Payment of Purchase Price. Mr. Shepard shall pay Typhoon the Purchase Price as follows:

(a) The assumption of all debts, liabilities, loans, lines of credit, leases and other obligations outstanding by Typhoon as of the Closing.

(b) The delivery of 36,000,000 shares of common stock of Typhoon with fully executed power of attorney's attached to Typhoon for return to treasury.

2.4 Accounts Receivable & Accounts Payable. Mr. Shepard shall obligated and entitled to all accounts receivable and be liable for all accounts payable directly related to the Business.

2.5 Assumption of Liabilities. Mr. Shepard has agreed, and does agree, to assume any liabilities, debts or obligations of Typhoon whether with respect to the Business, Purchased Assets or otherwise as it relates to the Business. Except as otherwise expressly set forth in this Agreement, Mr. Shepard shall be responsible for all expenses, costs, liabilities, claims, debts, obligations, contracts, suits and actions arising out of or pertaining to the Business and Purchased Assets prior to the Closing Date.

2.6 No Sale of Excluded Assets. Typhoon does not hereby sell, convey, assign or transfer to Mr. Shepard any of the Excluded Assets.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF TYPHOON.

Typhoon represents and warrants to Mr. Shepard as of the date of this Agreement and as of the Closing Date the following:

3.1 Power and Authority.

(a) Typhoon is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to carry on the Business as it is presently conducted, and to own the Purchased Assets.

(b) The Board of Directors of Typhoon has duly authorized (by affirmative vote of (i) a majority of its entire number of directors, and (ii) a majority of its disinterested directors), and Typhoon has taken all necessary action (subject to obtaining the Shareholder Vote, which shall have been obtained prior to the Closing) to authorize, the execution, delivery and performance of this Agreement by Typhoon and the consummation of the transactions contemplated by this Agreement by Typhoon. A certificate by the Secretary of Typhoon certifying the actions by the Board of Directors and the Shareholder Vote approving this Agreement and the consummation of the transactions contemplated by this Agreement shall be delivered at the Closing.

3.2 Execution and Delivery. The execution, delivery and performance of this Agreement by Typhoon, and the consummation of the transactions contemplated by this Agreement, will not:

(a) violate, result in a breach of any of the terms or conditions of, or constitute a default under, the Articles of Incorporation or By-Laws or similar documents of Typhoon, or under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Typhoon is a party, or by which any of the Purchased Assets may be bound or affected, or which would adversely affect the value of the Business and the Purchased Assets or the ability of Typhoon to transfer good title to and possession of the Purchased Assets to Mr. Shepard; or

(b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Typhoon.

3.3 Capacity and Authority. Typhoon has full capacity, power and authority (subject to the Shareholder Vote) to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. The obligations of Typhoon set forth in this Agreement are legal, valid and binding obligations of Typhoon enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and except that such enforceability is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4 Title to and Condition of Properties.

(a) Except as set forth in Schedule 3.4, Typhoon has good, valid and marketable title to all of the Purchased Assets, free and clear of all Encumbrances. At the Closing Typhoon shall transfer to Mr. Shepard good, valid and marketable title to the Purchased Assets, free and clear of Encumbrances (other than the security interest of any line of credit or lease, for which Mr. Shepard shall obtain the release of Typhoon from such bank line of credit or lease on Closing), and take all actions necessary, in the reasonable opinion of Mr. Shepard, to ensure full compliance with this representation and warranty.

(b) The Wholesale Inventory is accurately valued on Typhoon's financial statements at the lower of cost or market, the cost thereof being determined on a first-in first-out basis. The Wholesale Inventory is delivered on an as is where is basis and no representation as to quality or suitability is represented.

3.5 Taxes. With respect to the Business:

(a) Typhoon has filed all tax returns that it was required to file, and all such tax returns were true, correct and complete in all material respects.

(b) All deficiencies asserted as a result of any examination of any tax return have been paid in full, accrued on the books of Typhoon or finally settled, and no issue has been raised in any such examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency; no tax claims have been or are being asserted or proposed, and to Typhoon's or Shareholders' Knowledge no proposals or deficiencies for any Taxes are being threatened, and no audit or investigation of any tax return is currently underway, pending or threatened; Typhoon has not entered into any waivers or agreements for the extension of time for the assessment of any Taxes or deficiencies thereof, nor are there any requests for rulings, nor are there any outstanding subpoenas or requests for information, notices of proposed reassessment of any property owned or leased by Typhoon or any other matter pending between Typhoon and any taxing authority.

(c) Typhoon shall pay, and shall be solely responsible for, all Taxes (foreign, federal, state and local) which have accrued or will accrue by virtue of the consummation of this transaction including by way of example but not limited to any transfer, sales or use tax; no lien for Taxes has attached or will attach to any of the Purchased Assets by reason of the consummation of this transaction or by reason of any activity of Typhoon either prior to or after the Closing Date.

3.6 Material Events.

(a) Since December 31, 2002, with respect to the Business there has not been any occurrence, event, change in business, financial or accounting practices, damage, destruction or loss, or any other condition or event which has or would have a Material Adverse Effect.

(b) Typhoon has not since December 31, 2002, with respect to the Business:

(i) mortgaged, pledged or subjected to lien or other encumbrance any of the Purchased Assets that will not be satisfied at the Closing;

(ii) other than in the ordinary course of business, sold or transferred any of the Purchased Assets or cancelled any debt or claims; or

(iii) waived any rights of material value.

3.7 Compliance with Laws. Typhoon is in compliance with all applicable laws, rules, regulations, ordinances and standards including, but not limited to employment, environmental, age, sex or age discrimination, occupational safety and health and hazardous substances with respect to the Business.

3.8 Permits. Set forth in Schedule 3.7 is a complete and accurate list of all Permits held by or granted to Typhoon which are in effect as of the date of this Agreement and which are necessary to the conduct of the Business. Typhoon possesses all Permits applicable to Typhoon which are necessary for the conduct of the Business or the operation of the Purchased Assets. All such Permits are now, and as of the Closing Date will be, in full force and effect without modification. All such Permits may be, and on the Closing Date will be, effectively transferred or assigned to Mr. Shepard without the consent of any government agency so as to allow Mr. Shepard to operate the Business and use the Purchased Assets in substantially the same manner as such are currently being operated and used by Typhoon except where such Permits are not assignable or require Mr. Shepard's actions to remain in force. No violation of any such Permit has been recorded and no proceeding which might result in revocation or limitation thereof is pending or, to Typhoon's threatened.

3.9 Litigation. Except as disclosed in Schedule 3.8:

(a) there is no Litigation pending or, to Typhoon's Knowledge, threatened against, or affecting, the Purchased Assets or the Business, by any person or entity, including, but not limited to, any administrative agency, arbitrator or governmental body;

(b) there is no outstanding order, writ, injunction or decree of any court, administrative agency, governmental body or arbitration tribunal against or affecting the Purchased Assets or the Business; and

(c) to Typhoon's Knowledge, there is no existing fact, circumstance or condition which would reasonably be expected to give rise to any Litigation.

3.10 Contracts.

(a) Except as set forth in Schedule 3.9, and other than Contracts which are terminable upon 30 days notice by Typhoon, Typhoon is not a party with respect to the Business to any material agreement, loan, credit, lease, sublease, franchise, license, contract, commitment or instrument or subject to any corporate restriction (i) that has, or the performance or violation of which could reasonably be foreseen to have, a Material Adverse Effect; (ii) which has a term in excess of one year; or (iii) involves the payments or financial obligation of $5,000 or more. No contract, agreement, lease, commitment or order is necessary for Mr. Shepard to conduct the Business substantially as it is presently conducted. True and complete copies of all Contracts have been furnished to Mr. Shepard by Typhoon prior to the Closing.

(b) Except as set forth in Schedule 3.9, each of the Contracts may be assigned to Mr. Shepard pursuant to this Agreement without any breach, default, acceleration or termination thereof, and all of the rights of Typhoon under the same shall upon assignment to Mr. Shepard pursuant to this Agreement be enforceable by Mr. Shepard after the Closing Date, without the consent or agreement of any other person, except such consents as are hereafter obtained by Typhoon without any adverse effect upon Mr. Shepard, the Purchased Assets, and/or the Business.

(c) Typhoon is not in default under any Contract nor has Typhoon received any notice of default with respect to any Contract. There are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default with respect to any Contract by Typhoon, or which would cause the acceleration of any obligation of Typhoon to the same. To Typhoon's Knowledge, there are no facts or conditions which have occurred which would (either with notice or lapse of time, or both) constitute a default by a party (other than Typhoon) to a Contract, or cause the acceleration of any obligation of such other party to a Contract. All Contracts are legally valid and binding and are in full force and effect.

(d) There are no persons holding powers of attorney from Typhoon with respect to the Business.

(e) No Contract calls for the purchasing by Typhoon of any goods, products or services at prices substantially in excess of prevailing market prices on the Closing Date or the leasing or sale by Typhoon of any goods, products or services at prices substantially below prevailing market prices on the Closing Date.

3.11 Customers. Typhoon shall deliver a true and complete list of all of Typhoon's customers of the Business as of the Closing Date. Such list shall include the name and address of each customer and the amount of purchases of each customer for the six-month period ending ten days prior to the Closing Date.

3.12 Compliance. Typhoon is not now and will not prior to Closing become liable to the Pension Benefit Guaranty Corporation or any multi-employer employee pension benefit plan under the provisions under Title IV of ERISA.

3.13 Product Liability. Typhoon has no liability (and to Typhoon's Knowledge, there is no threatened future action, suit, proceeding, claim or demand against Typhoon giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any goods or products sold by Typhoon in the Business. Typhoon has not received any written notices, citations or decisions by any governmental body that any goods or products marketed or distributed at any time by Typhoon in the Business is defective or fails to meet any applicable standards promulgated by any such governmental body. Typhoon has complied with all laws, rules, regulations and specifications with respect to the design, manufacturing, labeling, testing and inspection of goods or products promulgated by the all US laws and regulations with respect to such goods or products.

3.14 Brokerage and Finder's Fees. Typhoon has not incurred any liability or obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

3.15 Customers Accounts. Typhoon does not presently owe any customer or customer account of the Business any sum of money or other consideration whatsoever to secure or retain the patronage of such customer or customer account.

3.16 Transfer of Name; No Infringement. Typhoon has the right to use the Name and to transfer the right to use the Name to Mr. Shepard in accordance with this Agreement free and clear of any Encumbrances. To Typhoon's Knowledge, no one is infringing on Typhoon's use of the Name. Typhoon has not received any notice that Typhoon in the operation of the Business is infringing or violating any patent, trademark, trade name, service mark, copyright or other intellectual property right of any third party and, to Typhoon's Knowledge, there is no basis for any such claim.

3.17 Consents and Approvals. Except for the Shareholder Vote, no consent, approval, waiver, authorization, registration or qualification is required to be obtained by Typhoon from, and no notice or filing is required to be given by Typhoon to or made by Typhoon with, any governmental authority or other third-party in connection with the execution, delivery and performance by Typhoon of the terms of this Agreement.

3.18 Full Disclosure. No representation or warranty of Typhoon contained in this Agreement (including any Exhibit or Schedule attached hereto) contains or will knowingly contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in this Agreement not misleading. In purchasing the Purchased Assets, Mr. Shepard is relying upon the truth and accuracy of each of the foregoing representations and warranties, and as stated in this Article III, each of the same constitutes a basic and bargained for consideration for such purchase by Mr. Shepard.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF TYPOON VENTURES INC. AND MR. SHEPARD.

Mr. Shepard represents and warrants to Typhoon as of the date hereof and as of the Closing Date, as follows:

4.1 Power and Authority.

(a) Typhoon Ventures, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to carry on the Business as it is presently conducted.

(b) The Board of Directors of Typhoon Ventures, Inc. has duly authorized (by affirmative vote of (i) its sole director, and (ii) its sole shareholder), and Typhoon has taken all necessary to authorize, the execution, delivery and performance of this Agreement by Typhoon Ventures, Inc. and the consummation of the transactions contemplated by this Agreement by Typhoon Ventures, Inc. A certificate by the Secretary of Typhoon Ventures, Inc. certifying the actions by the Board of Directors and the Shareholder Vote approving this Agreement and the consummation of the transactions contemplated by this Agreement shall be delivered at the Closing.

4.2 Capacity and Authority. Typhoon Ventures, Inc. and Mr. Shepard have full capacity, power and authority to enter into this Agreement, and to carry out the transactions contemplated by this Agreement. Typhoon Ventures, Inc. and Mr. Shepard have taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement. The obligations of Typhoon Ventures, Inc. and Mr. Shepard set forth in this Agreement are legal, valid and binding obligations of Typhoon Ventures, Inc. and Mr. Shepard, enforceable in accordance with their terms.

4.3 Execution and Delivery. The execution, delivery and performance of this Agreement by Typhoon Ventures, Inc. and Mr. Shepard, and the consummation of the transactions contemplated by this Agreement contemplated hereby, will not:

(a) violate, result in a breach of any of the terms or conditions of, or constitute a default by Typhoon Ventures, Inc. or Mr. Shepard under any contract, agreement, commitment, undertaking, understanding, note, bond, license or other instrument or obligation to which Typhoon Ventures, Inc. or Mr. Shepard is a party, or by which any of the properties or assets of Typhoon Ventures, Inc. or Mr. Shepard may be bound or affected; or

(b) violate or conflict with any applicable law, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Typhoon Ventures, Inc. or Mr. Shepard.

4.4 Brokerage and Finder's Fees. Typhoon Ventures, Inc. and Mr. Shepard have not incurred any liability or obligation to any finder or agent for any brokerage fees, finder's fees or commissions with respect to the transactions contemplated by this Agreement.

ARTICLE V. ASSUMPTION OF LIABILITIES BY MR. SHEPARD; WAIVER OF BULK SALES.

5.1 Assumption of Liabilities. Typhoon Ventures, Inc. agrees to assume responsibility for, all liabilities, commitments or obligations of Typhoon pertaining to the Business, including, without in any way limiting the generality of the foregoing, (1) any employment responsibilities or obligations of Typhoon, including but not limited to vacation or sick pay, (2) any obligations and liabilities of Typhoon under any collective bargaining or labor agreements, (3) any accounts payable, loans or other liabilities or obligations, (4) any claims, suits, actions or Litigation filed prior to the Closing Date concerning the Business, (5) liabilities or obligations to be paid or performed prior to the Closing Date under the Contracts, and/or (6) any product liability, breach of warranty or similar liability. Typhoon Ventures, Inc. shall be solely responsible for all liabilities and obligations and arising out of the operation of the Business or the ownership, lease or use of the Purchased Assets just prior to and after the Closing Date.

5.2 Waiver of Bulk Transfers Law. The parties waive compliance with the provisions of the Bulk Sales Law of any state, and Typhoon Ventures, Inc. warrants and agrees to pay and discharge when due all claims of creditors which could be asserted against Typhoon Ventures, Inc. by reason of such noncompliance. Typhoon Ventures, Inc. agrees to pay at or within 30 days following the Closing all trade payables pertaining to the Business and the Purchased Assets, or according to terms if such terms extend beyond Closing, and all sales, withholding, property and other taxes due to the State of Nevada or any other taxing jurisdiction.

ARTICLE VI. CONDITIONS PRECEDENT TO CLOSING BY MR. SHEPARD

Subject to waiver by Typhoon Ventures, Inc. and Mr. Shepard, each of the agreements of Typhoon Ventures, Inc. and Mr. Shepard to be performed by it at the Closing shall be subject to the fulfillment of each of the following conditions precedent:

6.1 Representations and Warranties. Each of the representations and warranties of Typhoon set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

6.2 Agreements. Typhoon shall have performed and complied with all agreements, undertakings, obligations and covenants which are required to be performed or complied with by it at or prior to the Closing Date.

6.3 Shareholder Vote. The Shareholder Vote shall have occurred.

6.4 Litigation. No notice shall have been received as to Litigation being commenced or threatened against Typhoon or Mr. Shepard by any governmental authority or any other person or entity with regard to this Agreement or the transactions contemplated by this Agreement.

6.5 Release of Encumbrances. All Encumbrances on any of the Purchased Assets shall have been fully released.

6.6 Satisfaction with Legal Matters. All legal matters in connection with this Agreement and the transactions contemplated by this Agreement, and the form and substance of all legal proceedings and papers, instruments and documents used or delivered herewith or incident to this Agreement shall be reasonably satisfactory to counsel for Mr. Shepard.

6.7 Third-Party Consents and Approvals; Estoppel Certificates. Typhoon shall have obtained all third-party (including, but not limited to, governmental) consents and approvals, if any, required for the transfer or continuance, as the case may be, of the Permits and Contracts disclosed in Schedules 3.7 and 3.8.

ARTICLE VII. CLOSING.

7.1 Time and Place. The Closing of the transactions contemplated by this Agreement will take place as soon as practical (and no later than 30 days after) the Shareholder Vote has been obtained, at a date, time and place as mutually agreed by the parties.

7.2 Deliveries by Typhoon. At the Closing, Typhoon shall deliver to Typhoon Ventures, Inc. and Mr. Shepard:

(a) A Bill of Sale for the Purchased Assets;

(b) A certificate by the Secretary of Typhoon as set forth in Section 3.1(b) with respect to the authorizations of this Agreement by Typhoon and its shareholders.

(c) All other certificates, documents of title, bills of sale and other instruments of conveyance and transfer, in form satisfactory to Typhoon Ventures, Inc., Mr. Shepard and Mr. Shepard's counsel, as Mr. Shepard's counsel shall reasonably deem necessary, to vest in Typhoon Ventures, Inc. good and marketable title to the Purchased Assets and to assign the rights to the name to Typhoon Ventures, Inc.

7.3 Delivery by Typhoon Ventures, Inc. and Mr. Shepard. At the Closing, Typhoon Ventures, Inc. and Mr. Shepard shall deliver to Typhoon the amounts set forth in Section 2.

ARTICLE VIII. COVENANTS OF THE PARTIES.

8.1 Meeting of Shareholders; Proxy Statement.

(a) Typhoon shall take all action necessary in accordance with applicable law and its Articles of Incorporation and By-Laws, including the timely mailing of a Proxy Statement, to notify its shareholders entitled to vote about adoption of this Agreement and the approval of the transactions contemplated hereby. The vote required to adopt this Agreement and to approve the transactions contemplated hereby (the "Shareholder Vote") shall be and affirmative vote of the holders of a majority of the outstanding common shares of Typhoon. The Board of Directors of Typhoon having recommended such adoption and approval by the shareholders, shall not withdraw or modify such recommendation and shall take all lawful action to solicit such adoption and approval. Typhoon will use its reasonable best efforts to either obtain a written majority resolution approving the transaction or hold a shareholder meeting to obtain the Shareholder Vote as soon as reasonably practicable after the date hereof.

(b) Typhoon shall file with the SEC as soon as reasonably practicable a Proxy Statement with respect to the special meeting of the shareholders in connection with the transaction contemplated by this Agreement (the "Proxy Statement"), respond to comments of the staff of the SEC, clear the Proxy Statement with the staff of the SEC and promptly thereafter mail the Proxy Statement to all stockholders of record of Typhoon. Typhoon shall comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC thereunder applicable to the Proxy Statement and the solicitation of proxies for such special meeting (including any requirement to amend or supplement the Proxy Statement). The Proxy Statement shall include the recommendation of Typhoon's Board of Directors in favor of the transaction contemplated by this Agreement.

8.2 Noncompetition Agreement.

(a) During the period of three years after the Closing Date, Typhoon shall not, directly or indirectly, or as an agent, contractor, consultant, partner, member, shareholder, owner, or otherwise:

(i) Own any interest (other than the ownership of less than 10% of the outstanding stock of a publicly traded company) in, engage in or render any service to, or otherwise participate, whether for compensation or not, in any business or entity that, directly or indirectly, engages or is involved in the business of manufacturing, distributing, or selling music anywhere in North America;

(ii) Advise any other person, firm, corporation or other entity or enterprise to engage in the of manufacturing, distributing, or selling music anywhere in North America;

(iii) Request or advise any customer of Typhoon Ventures, Inc. or Mr. Shepard to terminate or alter its business relationship with Typhoon Ventures, Inc. or Mr. Shepard, or otherwise interfere with the business operations of the Business by Typhoon Ventures, Inc. or Mr. Shepard; or

(iv) Induce or attempt to induce or influence any employee of Typhoon Ventures, Inc. to terminate employment with Typhoon Ventures, Inc.

(b) It is the intent of the parties that the provisions of this Section 8.2 shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, to the extent that the noncompetition restrictions under this Agreement shall be adjudicated to be invalid or unenforceable in any such jurisdiction, the court making such determination shall have the power to limit, construe or reduce the duration, scope, activity and/or area of such provision, and/or delete specific words or phrases to the extent necessary to render such provision enforceable to the maximum reasonable extent permitted by applicable law, such limited form to apply only with respect to the operation of this Section in the particular jurisdiction in which such adjudication is made.

(c) Typhoon acknowledges that its adherence to the terms of the covenants set forth in this Section 8.2 is necessary to protect the value of the Purchased Assets and Business to Typhoon Ventures, Inc. and Mr. Shepard, that a continuing breach of such covenants will result in irreparable and continuing damage to the value of the Purchased Assets and Business, and that money damages would not adequately compensate Typhoon Ventures, Inc. or Mr. Shepard for any such breach and, therefore, that Typhoon Ventures, Inc. and Mr. Shepard would not have an adequate remedy at law. In the event any action or proceeding shall be instituted by Typhoon Ventures, Inc. or Mr. Shepard to enforce any provision of this Section 8.2, Typhoon shall waive the claim or defenses in such action that (i) money damages are adequate to compensate Typhoon Ventures, Inc. and Mr. Shepard for such breach and (ii) there is an adequate remedy at law available to Typhoon Ventures, Inc. and Mr. Shepard, and shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Typhoon Ventures, Inc. and Mr. Shepard shall have, in addition to any and all remedies at law, the right to an injunction, both temporary and permanent, specific performance and/or other equitable relief to prevent the violation of any obligation under this Section 8.2. The parties agree that the remedies of Typhoon Ventures, Inc. and Mr. Shepard for breach of this Section 8.2 by Typhoon shall be cumulative, and seeking or obtaining injunctive or other equitable relief shall not preclude the making of a claim for damages or other relief. Typhoon also agrees that Typhoon Ventures, Inc. and Mr. Shepard shall be entitled to such damages as they can show they have sustained by reason of such breach and shall not be limited in its damages by any provision of, or to the consideration received by Typhoon pursuant to, this Agreement. In any action brought to enforce the covenants set forth in this Section 8.2, or to recover damages for breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees and other expenses of litigation, together with such other and further relief as may be proper.

(d) This Section 8.2 shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Nevada without regard to its conflict of laws principles; the parties intend to and do hereby confer jurisdiction to enforce the provisions of this Section 8.2 upon the courts of the State of Nevada.

8.3 Access to Records. Typhoon Ventures, Inc. and Mr. Shepard shall retain the Records for at least six years. Typhoon or its agents shall have access to the Records, upon reasonable notice and during normal business hours, at Typhoon Ventures, Inc.'s Nevada office for legitimate business or tax purposes during such six-year period.

ARTICLE IX. INDEMNIFICATION.

9.1 Survival. All representations, warranties, covenants, obligations and undertakings made or contained in this Agreement shall survive the Closing and shall survive any inspection, investigation or acceptance of possession or delivery of the Purchased Assets made or done at any time by Typhoon Ventures, Inc.

9.2 Indemnification by Typhoon. Typhoon shall indemnify, defend and hold Typhoon Ventures, Inc. and Mr. Shepard harmless from and against any and all loss, liability (including, but not limited to, consequential damages), damage, deficiency, claim or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, agreement, obligation or undertaking of Typhoon contained in this Agreement; (b) noncompliance with any laws of the State of Nevada or other laws for the protection of creditors; (c) the failure of Typhoon to file any federal, state or local returns in connection with or pay any Taxes due and payable, accrued, incurred or attributable to any event or circumstance occurring or existing or applicable to any period ending on or before the Closing Date; and (d) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other and whether due or to become due of Typhoon, or arising out of the operations of the Business prior to the Closing Date or Typhoon's ownership or use of any of the Purchased Assets prior to the Closing Date.

9.3 Indemnification by Mr. Shepard. Typhoon Ventures, Inc. and Mr. Shepard shall indemnify, defend and hold Typhoon harmless from and against any and all loss, liability (including, but not limited, consequential damages), damage deficiency, clam, or expense, including, but not limited to, reasonable attorneys' fees, arising out of or due to: (a) a breach of or default under any representation, warranty, covenant, obligation or undertaking of Typhoon Ventures, Inc. or Mr. Shepard contained in this Agreement; and (b) any claim, debt, liability, commitment or obligation, of any nature, whether accrued, absolute, contingent or other, and whether due or to become due, of Typhoon Ventures, Inc. or Mr. Shepard, or arising out of the operations of the Business after the Closing Date or Typhoon Ventures, Inc.'s ownership or use of any of the Purchased Assets after the Closing Date.

9.4 Limit on Indemnification. No claim for indemnification may be made under this Agreement for other than fraud or a breach of the representations and warranties relating to Taxes as set forth in Section 3.5 unless the party from who indemnification is sought ("Indemnifying Party") is given written notice of such claim within two years after the Closing Date.

9.5 Maximum Aggregate Liability of Typhoon. Except with respect to fraud and unpaid Taxes, pursuant to the maximum aggregate indemnification liability of Typhoon pursuant to Section 9.2 shall not exceed the Purchase Price.

9.6 Threshold. No party shall be entitled to indemnification under this Agreement unless the aggregate amount of the damages incurred by it as a result of the incorrectness or breach of the representations and warranties made by the Indemnifying Party exceeds $10,000.

9.7 Notice and Defense of Claims. A party claiming indemnification under this Article VIII (the "Asserting Party") will give prompt written notice (the "Claim Notice") of the nature and basis of the claim to the Indemnifying Party. If the claim for indemnification arises out of a claim, action or proceeding by a third party (a "Third Party Claim"), the Indemnifying Party may elect to assume the defense of the Third Party Claim at its own expense with counsel selected by the Indemnifying Party. If the Indemnifying Party assumes the defense of the Third Party Claim, the Indemnifying Party will not be liable for any fees or expenses of counsel for the Asserting Party incurred in connection with the Third Party Claim. If the Indemnifying Party does not assume the defense of the Third Party Claim, the Asserting Party will have the right to defend and settle the Third Party Claim. The Asserting Party and the Indemnifying Party will cooperate in the defense of any claim, action or proceeding covered by this Section 9.7. The Asserting Party will make available to the Indemnifying Party all records and other materials reasonably required by the Indemnifying Party for use in contesting the Third Party Claim. Where a third party in a Third Party Claim is a significant continuing supplier or customer of the Asserting Party and the conduct of the Third Party Claim may have a material adverse effect on the continued operation of the business of the Asserting Party, the Indemnifying Party shall consult with the Asserting Party in good faith with a view to reducing or eliminating the adverse effect of the conduct of the Third Party Claim.

ARTICLE X. MISCELLANEOUS.

10.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party to this Agreement, but no rights, obligations or liabilities under this Agreement shall be assignable by any party without the prior written consent of the other parties.

10.2 Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other person or entity other than the parties to this Agreement any rights or remedies under or by reason of this Agreement.

10.3 Complete Agreement. Except as expressly set forth in this Agreement or in an instrument in writing signed by the party to be bound thereby which makes specific reference to this Agreement, this Agreement sets forth the entire understanding of the parties concerning the subject matter of this Agreement and supersedes all prior contracts, arrangements, communications, negotiations, discussions, representations and warranties, whether oral or written, between the parties relating to the subject matter of this Agreement.

10.4 Expenses. Each of the parties to this Agreement shall pay all costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement, and in closing and carrying out the transactions contemplated in this Agreement.

10.5 Amendment. This Agreement may be amended at any time by a writing which refers to this Agreement and is executed by Typhoon Ventures, Inc., Mr. Shepard and Typhoon (and the Shareholder if such amendment is applicable to him).

10.6 Further Assurances. Typhoon shall from time to time after the Closing upon the reasonable request of Typhoon Ventures, Inc. or Mr. Shepard, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to transfer to and to vest in Typhoon Ventures, Inc. all good, valid, marketable and indefeasible right, title and interest of Typhoon to the Purchased Assets, and to protect the right, title and interest of Typhoon Ventures, Inc. and Mr. Shepard in and to all of the Purchased Assets.

10.7 Taxes. Typhoon shall pay all sales and use taxes and transfer taxes, if any, applicable to the transactions contemplated by this Agreement.

10.8 Notices. All notices, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally, (b) when transmitted by facsimile, (c) on the third business day after being deposited in the U.S. mail, certified, postage prepaid, return receipt requested, or (d) on the first business day after being sent by a nationally recognized overnight express courier service, to a party addressed as follows:

If to Typhoon, post closing:

Typhoon Touch Technologies, Inc.
711 South Carson Street, Suite #4
Carson City, Nevada 89701

If to Typhoon Ventures, Inc., and Mr. Shepard, post closing:

James G. Shepard
306-1917 West 4th Avenue
Vancouver, BC V6J 1M7

Any party may change the name, address and facsimile number to which such communications are to be directed by giving notice to the other party of such change in the manner provided above.

10.9 Severability. Each Article, section, subsection, paragraph and lesser provision of this Agreement constitutes a separate and distinct undertaking and covenant. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be limited by construction in scope and effect to the minimum extent necessary to render the same lawful and if such a limiting construction is not possible, such provision shall be deemed severed from this Agreement, but in any event every other provision of this Agreement shall remain in full force and effect.

10.10 Waivers. The failure of any party to insist in any one or more instances upon performance of any of the provisions of this Agreement or to take advantage of any of its or his rights under this Agreement shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, and the same shall continue and remain in full force and effect. No single or partial exercise by any party of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. Waiver by any party of any breach of any provision of this Agreement shall not constitute or be construed as a continuing waiver or as a waiver of any other breach or breach of any other provision of this Agreement.

10.11 Exhibits. The Exhibits and Schedules attached to this Agreement and/or referred to in this agreement are part of this Agreement for all purposes.

10.12 Captions. The captions in this Agreement are intended solely for convenience of reference and shall not be given any effect in the construction, meaning or interpretation of this Agreement.

10.13 Governing Law. Except as provided in Section 8.2, this Agreement shall be exclusively construed according to, and the legal relations between the parties shall be exclusively governed in accordance with, the laws of the State of Nevada without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

TYPHOON TOUCH TECHNOLOGIES, INC.

By

____________________________
Raymond Tellini, Director

"Typhoon"

JAMES SHEPARD                                                                                         TYPOON VENTURES, INC.

____________________________                                                         ____________________________
James Shepard                                                                                                 James Shepard

"Mr. Shepard"

SCHEDULES

NUMBER MATTER

2.2 Allocation of Purchase Price

3.4 Title to and Condition of Properties

3.7 Permits

3.8 Litigation

3.9 Contracts/Leases

EXHIBIT "B"

CERTIFICATE OF AMENDMENT TO ARTICLES OF TYPHOON

ROSS MILLER Secretary of State 202 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)
Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:
Typhoon Touch Technologies, Inc.
2. The articles have been amended as follows (provide article numbers, if available):

3. SHARES: The number of shares the corporation is authorized to issue is an aggregate total of 950,000,000 shares with a par value of $0.001 per share divided into:

a.                               900,000,000 shares of Common Stock with a par value of $0.001 per share; and

b.                                 50,000,000 shares of Preferred Stock with a par value of $0.001 per share.

And

ARTICLE IV
SHARES OF STOCK

Section 4.01 Number and Class. The amount of the total authorized capital stock of this corporation is:

a.     900,000,000 shares of common stock with a par value of $0.001 per share; and
b.       50,000,000 shares of preferred stock with a par value of $0.001 per share.

The Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Preferred Stock in one of more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them.

ARTICLE XII
CONTROL SHARE ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by the "Acquisition of Controlling Interest" provisions contained in NRS Sections 78.378 through 78.3793 inclusive all as permitted under NRS Section 78.378.1.

ARTICLE XIII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by the "Combinations with Interested Stockholders" provisions contained in NRS Section 78.411 through 78.444, inclusive all as permitted under NRS Section 78.434.

Effective as of May ___, 2008 (the "Effective Date"), all outstanding shares of common stock of the Corporation automatically shall be subdivided at the rate of one for-XXX (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Third Article shall mean common stock as provided in the Certificate of Incorporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

%

4. Effective date of filing (optional):	05 / /08
5. Officer Signature (required):	____________________________________ James G. Shepard, President and C.E.O.

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03

CERTIFICATE OF DESIGNATION OF

PREFERENCES, RELATIVE, PARTICIPATING, OPTIONAL, AND OTHER SPECIAL

RIGHTS, QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

OF

SERIES A PREFERRED STOCK

AND SERIES B PREFERRED STOCK

OF

TYPHOON TOUCH TECHNOLOGIES, INC.

The undersigned, James Shepard and Ray Tellini, certify that:

ONE.  They are the duly elected Chief Executive Officer and Secretary, respectively, of the above-named corporation.

TWO.  Pursuant to and in accordance with the provisions of Section 78.120 of the Nevada Revised Statutes and the Certificate of Incorporation of this corporation, the Board of Directors of this corporation has duly adopted the following recitals and resolutions.

WHEREAS, the Certificate of Incorporation of this corporation provides for a class of its authorized shares known as Preferred Stock comprised 50,000,000 shares issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of this corporation is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series and the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and

WHEREAS, the Board of Directors has established, fixed and determined the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a Series A Preferred Stock and Series B Preferred Stock; and fixed the number of shares in each class and the rights, preferences, privileges, restrictions and other matters relating thereto.

NOW, THEREFORE, BE IT RESOLVED, that a series consisting of 4,000,000 shares of Preferred Stock, $0.001 par value per share, is hereby established and designated as the "Series A Preferred Stock" of this corporation (the "Series A Preferred Stock"), and that the Series A Preferred Stock shall have the rights, preferences and privileges, and shall be subject to the restrictions, as are hereinafter set forth; and

 RESOLVED FURTHER, that a series consisting of 60,000 shares of Preferred Stock, $0.001 par value per share, is hereby established and designated as the "Series B Preferred Stock" of this corporation (the "Series B Preferred Stock"), and that the Series B Preferred Stock shall have the rights, preferences and privileges, and shall be subject to the restrictions, as are hereinafter set forth:

1.  Participation Interest.

(a) Series A Participation Interest.  The holders of outstanding Series A Preferred Stock shall be entitled to receive a pro rata portion of forty percent (40%) of the net after tax and expense profits (determined in accordance with generally accepted accounting principles consistently applied) associated with:

(i)       the licensing of; and

(ii)      the successful settlement or litigation recovery amounts, including post-judgment interest, received from patent infringement claims,

(whether paid in cash or noncash consideration, or in a lump sum or in installments) of  U.S. patent application 5,379,057 and 5,675,362 and related intellectual property.

(b) Series B Participation Interest. The holders of outstanding Series B Preferred Stock shall be entitled to receive for each share of Series B held point zero one percent (0.01%) of the net after tax and expense profits (determined in accordance with generally accepted accounting principles consistently applied) associated with:

(i)       the licensing of; and

(ii)      the successful settlement or litigation recovery amounts including post-judgment interest, received from patent infringement claims,

(whether paid in cash or noncash consideration, or in a lump sum or in installments) of U.S. patent application 5,379,057 and 5,675,362 and related intellectual property during the two calendar quarters prior to the subject June 30 and December 31, (each, a "Participation Period," subject to appropriate pro-ration for the first Participation Period if the Series A Preferred Stock is originally issued after January 1, 2008).

(c)  Payment of License Based Participation Interests.  Participation interests related to licensing fees received by Typhoon shall be payable semi-annually on or before June 30 and December 31 of each year commencing June 30, 2008.  The participation interests due will be based on the fees receivd during the two calendar quarters prior to the subject June 30 and December 31, (each, a "Participation Period," subject to appropriate pro-ration for the first Participation Period if the Series A Preferred Stock is originally issued after January 1, 2008).

(d)  Payment of Infringement Based Participation Interests The Series A Participation Interest and the Series B Participation Interest, as the case may be, due as part of a successful settlement or litigation recovery shall be payable upon the receipt of a final nonappealable judgment or in the event of a final settlement (a "Final Resolution") of each subject litigation, respectively (whether or not any consideration in respect of such judgment or settlement has been received as of such time).

(e)  Non-Cash Consideration.  If any license fee, settlement or litigation recovery is paid, in whole or in part, in a form other than cash or other than in a single lump sum, the Board of Directors of Typhoon shall determine in the first instance the value of such recovery, subject to review by an independent committee.

(f)  Limitation to Rights of Series B Holders to Participation Interests.  Notwithstanding the foregoing, a holder of a Series B Participation Interest shall be divested of his right to receive such participation interest if his employment or position and an officer or director of Typhoon, is terminated prior to the date of a Participation Period or Final Resolution by voluntary resignation or by Typhoon for cause (as defined herein) or by death or incapacity.   Termination for Cause includes (i) the conviction of the holder for the commission of a felony involving dishonesty with respect to Typhoon or the stockholders of Typhoon or (ii) gross and willful misconduct undertaken in bad faith by the holder that is demonstrably and materially injurious to Typhoon or to the economic interests of the stockholders as a group.  In the event of the removal by Typhoon is without cause the holder shall have the right to all participation interests distributed during the next Participation Period and resulting from any Final Resolutions of actions pending at the time of termination.

2. Liquidation Preference.

(a)  Series A Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of each then outstanding share of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the assets or surplus funds of this corporation to the holders of Common Stock, Series B Preferred Stock, or any series of Preferred Stock issued subsequent to the Series A Preferred Stock, an amount equal to Ten Dollars ($10.00) per share, (appropriately adjusted to reflect stock splits, stock participation interests, reorganizations, consolidations and similar changes with respect to the Series A Preferred Stock occurring after the date of the first issuance of shares of the Series A Preferred Stock), plus all accrued but unpaid cumulative participation interests on such share of Series A Preferred Stock (the "Series A Liquidation Preference"). The Series A Liquidation Preference shall be paid or set apart for payment before, in connection with any liquidation, dissolution or winding up of the corporation, the payment or setting apart for payment of any amount for, or the distribution of any assets of this corporation to, the holders of Series B Preferred Stock, Common Stock or any series of Preferred Stock issued subsequent to the Series A Preferred Stock. If the assets or surplus funds to be distributed to the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full Series A Liquidation Preference, then the entire assets and surplus funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the share of the Series A Liquidation Preference each such holder is otherwise entitled to receive in respect of the shares of Series A Preferred Stock then held by such holder.

(b)  Series B Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of this corporation and after the payment or setting apart for payment of the Series A Liquidation Preference, the holders of each then outstanding share of Series B Preferred Stock shall be entitled to receive, by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of this corporation to the holders of the Common Stock or any series of Preferred Stock issued subsequent to the Series B Preferred Stock an amount equal to One Dollar ($1.00) per share (appropriately adjusted to reflect stock splits, stock participation interests, reorganizations, consolidations and similar changes with respect to the Series B Preferred Stock occurring after the date of the first issuance of shares of the Series B Preferred Stock), plus any declared but unpaid participation interests on such share of Series B Preferred Stock (the "Series B Liquidation Preference"). The Series B Liquidation Preference shall be paid or set apart for payment before, in connection with any liquidation, dissolution or winding up of the corporation, the payment or setting apart for payment of any amount for, or the distribution of any assets of this corporation to, the holders of Common Stock or any series of Preferred Stock issued subsequent to the Series B Preferred Stock. If the remaining assets or surplus funds to be distributed to the holders of the Series B Preferred Stock are insufficient to permit the payment to such holders of the full Series B Liquidation Preference, then the entire remaining assets and surplus funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the share of the Series B Liquidation Preference each such holder is otherwise entitled to receive in respect of the shares of Series B Preferred Stock then held by such holder.

(c)  Remaining Assets. After the payment or setting apart for payment in full of the Series A Liquidation Preference and the Series B Liquidation Preference, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences

3. Redemption.

(a)  Optional. Following the fifth anniversary of the issuance of the Series A or Series B Preferred Stock, at the option of its Board of Directors, redeem in whole or in part (i) the Series A Preferred Stock by paying in cash therefor a sum equal to Ten Dollars ($10.00) per share of Series A Preferred Stock (appropriately adjusted to reflect stock splits, stock participation interests, reorganizations, consolidations and similar changes with respect to the Series A Preferred Stock occurring after the date of the first issuance of shares of Series A Preferred), together with all accrued but unpaid participation interests on such shares to the date of redemption (the "Series A Redemption Price") and (ii) the Series B Preferred Stock by paying in cash therefor a sum equal to One Dollar ($1.00) per share of Series B Preferred Stock (appropriately adjusted to reflect stock splits, stock participation interests, reorganizations, consolidations and similar changes with respect to the Series B Preferred Stock occurring after the date of the first issuance of shares of Series B Preferred Stock), together with all declared but unpaid participation interests on such shares to the date of redemption (the "Series B Redemption Price"). Any redemption of Series A Preferred Stock and Series B Preferred Stock shall be pro rata among the outstanding shares of Series A Preferred Stock and Series B Preferred Stock based upon the number of shares held by each holder thereof.

(b)  Notice of Redemption. The corporation shall give written notice at least thirty (30) days prior to the redemption date, of its intention to redeem the Series A Preferred Stock and Series B Preferred Stock as provided herein, to each holder thereof, such notice to be addressed to each holder at the address of such holder as it appears on the stock transfer books of the corporation and to specify (i) the total number of shares of Series A Preferred Stock and Series B Preferred Stock being redeemed; (ii) the number of shares of Series A Preferred Stock and Series B Preferred Stock held by the holder which the corporation intends to redeem; (iii) the date of redemption, the Series A Redemption Price and the Series B Redemption Price; and (iv) the date on which the conversion rights with respect to such shares terminate in accordance with Section 4 below. On or after the date of redemption, each holder of Series A Preferred Stock and Series B Preferred Stock shall surrender his certificate for the number of shares to be redeemed as stated in the notice provided by the corporation (other than those shares properly converted pursuant to Section 4 below). If less than all the shares represented by such certificates are to be redeemed, the corporation shall forthwith issue a new certificate for the unredeemed shares.

4. Conversion.

The holders of the Series A Preferred Stock and Series B Preferred Stock shall have no conversion rights.

5.  No Impairment. This corporation will not, by amendment of its Certificate of Incorporation, or through reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock and Series B Stock, respectively, against impairment.

6.   Voting Rights.

(a)  General.  The holders of Series A shall not have any voting rights except as set forth below and as determined by the Board of Directors or an authorized committee thereof or as otherwise from to time required by law.

(b)  Right To Elect Two Directors Upon Nonpayment Events.  If and whenever participation interests on any shares of the Series A or Series B, or any other Voting Preferred Stock, shall have not been declared and paid for the equivalent of six or more Participation Periods or within three months of a Final Resolution, whether or not for consecutive Participation Periods (a "Nonpayment"), the holders of such shares, voting together as a class with holders of any and all other series of Voting Preferred Stock then outstanding, will be entitled to vote for the election of a total of two additional members of the Board of Directors (the "Preferred Stock Directors"), provided that the election of any such directors shall not cause the Corporation to violate the corporate governance requirement of the OTC Bulletin Board (or any other exchange on which the Corporation's securities may be listed) that listed companies must have a majority of independent directors and provided further that the Board of Directors shall at no time include more than two Preferred Stock Directors. In that event, the number of directors on the Board of Directors shall automatically increase by two, and the new directors shall be elected at a special meeting called at the request of the holders of record of at least 20% of the Series A or Series B or of any other series of Voting Preferred Stock (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders, in which event such election shall be held at such next annual or special meeting of stockholders), and at each subsequent annual meeting. Such request to call a special meeting for the initial election of the Preferred Stock Directors after a Nonpayment shall be made by written notice, signed by the requisite holders of Series A or Series B or other Voting Preferred Stock, and delivered to the Secretary of the Corporation in such manner as provided for in Section 9 below, or as may otherwise be required by law. The voting rights will continue until participation interests on the shares of the Series A, Series B and any such series of Voting Preferred Stock shall have been fully paid (or declared and a sum sufficient for the payment of such participation interests shall have been set aside for such payment) for at least four regular participation interest periods following the Nonpayment.

If and when participation interests for at least four regular participation interest periods following a Nonpayment have been fully paid (or declared and a sum sufficient for such payment shall have been set aside) on the Series A and any other class or series of Voting Preferred Stock, the holders of the Series A, Series B and all other holders of Voting Preferred Stock shall be divested of the foregoing voting rights (subject to revesting in the event of each subsequent Nonpayment), the term of office of each Preferred Stock Director so elected shall terminate and the number of directors on the Board of Directors shall automatically decrease by two. In determining whether participation interests have been paid for at least four regular participation interest periods following a Nonpayment, the Corporation may take account of any participation interest it elects to pay for any participation interest period after the regular participation interest date for that period has passed. Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of the Series A together with all series of Voting Preferred Stock then outstanding (voting together as a single class) to the extent such holders have the voting rights described above. So long as a Nonpayment shall continue, any vacancy in the office of a Preferred Stock Director (other than prior to the initial election after a Nonpayment) may be filled by the written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A and all Voting Preferred Stock when they have the voting rights described above (voting together as a single class). The Preferred Stock Directors shall each be entitled to one vote per director on any matter.

(c)  Other Voting Rights.  So long as any shares of Series A or Series B are outstanding, in addition to any other vote or consent of stockholders required by law or by the Certificate of Incorporation, the vote or consent of the holders of at least two-thirds of the shares of Series A, Series B and any Voting Preferred Stock at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)    Authorization of Senior Stock.  Any amendment or alteration of the provisions of the Certificate of Incorporation or this Certificate of Designation to authorize or create, or increase the authorized amount of, any shares of any class or series of stock of the Corporation ranking senior to the Series A with respect to the distribution of assets upon any liquidation, dissolution or winding up of the Corporation;

(ii)    Amendment of Series A and Series B Preferred Stock.  Any amendment, alteration or repeal of any provision of the Certificate of Incorporation or this Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect the special rights, preferences, privileges and voting powers of the Series A or Series B Preferred Stock; or

(iii)   Share Exchanges, Reclassifications, Mergers and Consolidations.   Any consummation of a binding share exchange or reclassification involving the Series A or Series B, or of a merger or consolidation of the Corporation with another entity, unless in each case (x) the shares of Series A or Series B remain

(iv)   outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers of the Series A or Series B, taken as a whole; provided, however, that for all purposes of this Section 8(c), any increase in the amount of the authorized or issued Series A, Series B or the creation and issuance, or an increase in the authorized or issued amount, of any other class or series of Preferred Stock ranking equally with the Series A or Series B with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation and ranking senior to or equally with the Series A or Series B with respect to the payment of participation interests will not be deemed to adversely affect the rights, preferences, privileges or voting powers of, and will not require the affirmative vote or consent of, the holders of outstanding shares of Series A.

If any amendment, alteration, repeal, share exchange, reclassification, merger or consolidation specified in this Section 6(iii) would adversely affect one or more but not all other series of Voting Preferred Stock (including the Series A or Series B for this purpose), then only such series of Preferred Stock as are adversely affected by and entitled to vote on the matter shall vote on the matter together as a class in lieu of all other series of Preferred Stock. If all series of a class of Preferred Stock are not equally affected by the proposed amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above, there shall be required a two-thirds approval of the class and a two-thirds approval of each series that will have a diminished status.

(d)  Changes for Clarification.    Without the consent of the holders of the Series A or Series B, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series A, the Corporation may amend, alter, supplement or repeal any terms of the Series A or Series B:

(i)      to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be defective or inconsistent; or

(ii)     to make any provision with respect to matters or questions arising with respect to the Series A that is not inconsistent with the provisions of this Certificate of Designation.

(e)  Changes after Provision for Redemption.    No vote or consent of the holders of Series A or Series B shall be required pursuant to Section 8(b), (c) or (d) above if, at or prior to the time when the act with respect to which any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of Series A shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been set aside for such redemption, in each case pursuant to Section 6 above.

(f)  Procedures for Voting and Consents.    The rules and procedures for calling and conducting any meeting of the holders of Series A or Series B (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the Bylaws, applicable law and any national securities exchange or other trading facility on which the Series A is listed or traded at the time. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of Series A or Series B and any Voting Preferred Stock has been cast or given on any matter on which the holders of shares of Series A or Series B are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amounts of the shares voted or covered by the consent.

7.   Protective Provisions.

So long as at least 75% of the aggregate number of shares of Series A Preferred Stock and Series B Preferred Stock issued on the Original Issue Date (appropriately adjusted to reflect stock splits, stock participation interests, reorganizations, consolidations and similar changes with respect to the Series A Preferred Stock and the Series B Preferred Stock occurring after the Original Issue Date), are outstanding, the corporation shall not, without the vote or written consent by the holders of at least a majority of the aggregate number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock authorize or issue, or obligate itself to issue, any other equity security senior to the Series A Preferred Stock or Series B Preferred Stock as to participation interest or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or create any obligation or security convertible into or exchangeable for, or having any option rights to purchase, any such equity security which is senior to the Series A Preferred Stock or Series B Preferred Stock.

8.   Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A and Series B may deem and treat the record holder of any share of Series A or Series B as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

9.  Notices. All notices or communications in respect of Series A shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, in the Certificate of Incorporation or Bylaws or by applicable law.

10.  No Preemptive Rights. No share of Series A shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

11.  Other Rights. The shares of Series A or Series B shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.

IN WITNESS WHEREOF, the undersigned have executed this certificate. Each of the undersigned declare under penalty of perjury that the matters set forth in the foregoing certificate are true of his own knowledge.

IN WITNESS WHEREOF, I have hereunder subscribed my name this _____ day of May, 2008.

____________________________
James G. Shepard, Secretary

EXHIBIT "C"

BYLAWS

BYLAWS

OF

TYPHOON TOUCH TECHNOLOGIES, INC.

(A NEVADA CORPORATION)

C-i

INDEX

PAGE NUMBER
ARTICLE ONE OFFICES	C1
Section 1. Principal Office	C1
Section 2. Other Offices	C1
ARTICLE TWO MEETINGS OF SHAREHOLDERS	C1
Section 1. Place	C1
Section 2. Time of Annual Meeting	C1
Section 3. Call of Special Meetings.	C1
Section 4. Conduct of Meetings	C1
Section 5. Notice and Waiver of Notice.	C1
Section 6. Business and Nominations for Annual and Special Meetings	C2
Section 7. Quorum	C2
Section 8. Voting Rights Per Share	C2
Section 9. Voting of Shares	C2
Section 10. Proxies	C3
Section 11. Shareholder List	C3
Section 12. Action Without Meeting	C3
Section 13. Fixing Record Date	C3
Section 14. Inspectors and Judges	C3
Section 15. Voting for Directors	C3
ARTICLE THREE DIRECTORS..	C4
Section 1. Powers.	C4
Section 2. Number; Term; Election; Qualification	C4
Section 3. Resignation; Vacancies; Removal.	C4
Section 4. Place of Meetings	C4
Section 5. Annual Meetings.	C5
Section 6. Regular Meetings	C5
Section 7. Special Meetings and Notice	C5
Section 8. Quorum and Required Vote.	C5
Section 9. Action Without Meeting	C5
Section 10. Conference Telephone or Similar Communications Equipment Meetings	C5
Section 11. Committees.	C5
Section 12. Compensation of Directors	C6
ARTICLE FOUR OFFICERS	C6
Section 1. Positions	C6
Section 2. Election of Specified Officers by Board	C6
Section 3. Election or Appointment of Other Officers	C6
Section 4. Compensation	C6
Section 5. Term; Resignation; Removal; Vacancies	C6
Section 6. Chairman of the Board	C7
Section 7. Chief Executive Officer.	C7
Section 8. President	C7
Section 9. Vice Presidents.	C7
Section 10. Secretary	C7
Section 11. Chief Financial Officer	C7
Section 12. Treasurer	C7
Section 13. Other Officers; Employees and Agents	C8
ARTICLE FIVE CERTIFICATES FOR SHARES.	C8
Section 1. Issue of Certificates	C8
Section 2. Legends for Preferences and Restrictions on Transfer	C8
Section 3. Facsimile Signatures	C8
Section 4. Lost Certificates	C8

C-ii

Section 5. Transfer of Shares.	C9
Section 6. Registered Shareholders	C9
ARTICLE SIX GENERAL PROVISIONS	C9
Section 1. Dividends	C9
Section 2. Reserves	C9
Section 3. Checks	C9
Section 4. Fiscal Year	C9
Section 5. Seal	C9
Section 6. Gender	C9
ARTICLE SEVEN AMENDMENT OF BYLAWS	C9

C-iii

BYLAWS

OF

TYPHOON TOUCH TECHNOLOGIES, INC.

ARTICLE ONE

OFFICES

Section 1.  Principal Office.  The principal office of Typhoon Touch Technologies, Inc., a Nevada corporation (the "Corporation"), shall be located at such place determined by the Board of Directors of the Corporation (the "Board of Directors") in accordance with applicable law.

Section 2.  Other Offices.  The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO

MEETINGS OF SHAREHOLDERS

Section 1.  Place.  All annual meetings of shareholders shall be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Special meetings of shareholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.  Time of Annual Meeting.  Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided, that there shall be an annual meeting held every calendar year at which the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

Section 3.  Call of Special Meetings.  Special meetings of the shareholders may be called for any purpose or purposes at any time by the Chairman of the Board or the President or by the Board of Directors and shall be called by the Secretary upon the written request of shareholders holding of record at least 50% of the outstanding shares of stock of the Corporation entitled to vote at such meeting.  Such written request shall state the purpose or purposes for which such meeting is to be called.

Section 4.  Conduct of Meetings.  The Chairman of the Board of Directors (or in his absence, the President, or in his absence, such other designee of the Chairman of the Board of Directors) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

Section 5.  Notice and Waiver of Notice.  Except as otherwise provided by law, written or printed notice stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail or other legally sufficient means, by or at the direction of the Chairman of the Board, President, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the address appearing on the stock transfer books of the Corporation, with postage thereon prepaid.  If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall constitute an effective waiver of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.  Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of or defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6.  Business and Nominations for Annual and Special Meetings.  Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.  At any annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the requirements and procedures set forth in the Bylaws.  Only such persons who are nominated for election as directors of the Corporation in accordance with the requirements and procedures set forth in the Bylaws shall be eligible for election as directors of the Corporation.

Section 7.  Quorum.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter.  Except as otherwise provided in the Articles of Incorporation or applicable law, shares representing a majority of the votes pertaining to outstanding shares which are entitled to be cast on the matter by the voting group constitute a quorum of that voting group for action on that matter.  If less than a quorum of shares are represented at a meeting, the holders of a majority of the shares so represented may adjourn the meeting from time to time. After a quorum has been established at any shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.  Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

Section 8.  Voting Rights Per Share.  Every shareholder of record who is entitled to vote shall at every meeting of the shareholders be entitled to one vote for each share of stock held on the record date, except to the extent that the voting rights of the shares of any class are limited or denied by or pursuant to the Articles of Incorporation or the Nevada Corporations Code.

Section 9.  Voting of Shares.  A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy.  Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate.  In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.  Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by such person, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into his name or the name of his nominee.  Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name.  If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest.  The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10.  Proxies.  Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder's shares in person or by proxy.  Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for such person by signing an appointment form, either personally or by his attorney-in-fact.  An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, shall be deemed a sufficient appointment form.  An appointment of a proxy is effective when received by the Secretary of the Corporation (the "Secretary") or such other officer or agent which is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form.  The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy authority under the appointment is exercised.  An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

Section 11.  Shareholder List.  After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each.  The shareholders' list must be available for inspection by any shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar.  Any shareholder of the Corporation or such person's agent or attorney is entitled on written demand to inspect the shareholders' list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection.  The Corporation shall make the shareholders' list available at the meeting of shareholders, and any shareholder or agent or attorney of such shareholder is entitled to inspect the list at any time during the meeting or any adjournment.  The shareholders' list is prima facie evidence of the identity of shareholders entitled to examine the shareholders' list or to vote at a meeting of shareholders.

Section 12.  Action Without Meeting.  Any action required or permitted by law to be taken at a meeting of shareholders may be taken without a meeting or notice if a consent, or consents, in writing, setting forth the action so taken, shall be dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted with respect to the subject matter thereof.

Section 13.  Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days, and, in case of a meeting of shareholders, not less than ten (10) days, before the meeting or action requiring such determination of shareholders.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or the determination of shareholders entitled to receive payment of a dividend, the date before the day on which the first notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting.

Section 14.  Inspectors and Judges.  The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof.  If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat.  The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

Section 15.  Voting for Directors.  Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1.  Powers.  The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised and done by the shareholders.

            Section 2.  Number; Term; Election; Qualification.  The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors.  Directors shall be elected in the manner and hold office for a one year term which shall terminate at the conclusion of the next annual meeting of the stockholders at which their successors shall be elected and qualified or until such director's earlier resignation, removal from office, death or incapacity.  Notwithstanding any stated term, all directors shall continue in office until the election and qualification of their respective successors in office or the expiration of the term of the directorship held by the director.  Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, shareholders of the Corporation or citizens of the United States.

Section 3.  Resignation; Vacancies; Removal.  Any director may resign at any time by giving written notice to the Board of Directors or the Chairman of the Board.  Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  In the event the notice of resignation specifies a later effective date, the Board of Directors may fill the pending vacancy (subject to the provisions of the Articles of Incorporation) before the effective date if they provide that the successor does not take office until the effective date.  Any director may be removed, with or without cause, at any time, by action of the holders of record of the majority of the issued and outstanding stock of the Corporation, and the vacancy or vacancies in the Board of Directors caused by any such removal may be filled by action of such a majority at such meeting or at any subsequent meeting or by consent.   Any newly created directorships and vacancies occurring in the Board of Directors by reason of death, resignation, retirement, disqualification or removal, with or without cause, may be filled by the action of the holders of record of the majority of the issued and outstanding voting stock of the Corporation.  The director so chosen, whether filling an existing vacancy or elected to a new directorship, shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualifies, or until he sooner dies, resigns or is removed.

Section 4.  Place of Meetings.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

Section 5.  Annual Meetings.  Unless scheduled for another time by the Board of Directors, the first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6.  Regular Meetings.  Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7.   Special Meetings and Notice.  Special meetings of the Board of Directors may be called by the President or Chairman of the Board and shall be called by the Secretary on the request of a majority of the directors.  At least forty-eight (48) hours' prior written notice of the date, time and place of special meetings of the Board of Directors shall be given to each director.  Except as required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notices to directors shall be in writing and delivered to the directors at their addresses appearing on the books of the Corporation by personal delivery, mail or other legally sufficient means.  Subject to the provisions of the preceding sentence, notice to directors may also be given by telegram, teletype or other form of electronic communication.  Notice by mail shall be deemed to be given at the time when the same shall be received.  Whenever any notice is required to be given to any director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before, during or after the meeting, shall constitute an effective waiver of such notice.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8.  Quorum and Required Vote.  A majority of the prescribed number of directors determined as provided in the Articles of Incorporation shall constitute a quorum for the transaction of business and the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by the Articles of Incorporation. Whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting to another time and place, without notice other than announcement at the time of adjournment.  At such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called.

Section 9.   Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting.  Action taken under this Section 9 is effective when the last director signs the consent, unless the consent specifies a different effective date.  A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

Section 10.  Conference Telephone or Similar Communications Equipment Meetings.  Directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11.  Committees.  The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by applicable law.  Each committee must have two or more members who serve at the pleasure of the Board of Directors.  The Board of Directors, by

resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee.  Vacancies in the membership of a committee may be filled only by the Board of Directors at a regular or special meeting of the Board of Directors.  The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or such member by law.

Section 12.  Compensation of Directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.  Similarly, members of special or standing committees may be allowed compensation for attendance at committee meetings or a stated salary as a committee member and payment of expenses for attending committee meetings.  Directors may receive such other compensation as may be approved by the Board of Directors.

ARTICLE FOUR

OFFICERS

Section 1.  Positions.  The officers of the Corporation may consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be given the additional designation of rank of Executive Vice President or Senior Vice President), a Secretary, a Chief Financial Officer and a Treasurer.  Any two or more offices may be held by the same person. Officers other than the Chairman of the Board need not be members of the Board of Directors.  The Chairman of the Board must be a member of the Board of Directors.

Section 2.  Election of Specified Officers by Board.  The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (including any Senior or Executive Vice Presidents), a Secretary, a Chief Financial Officer and a Treasurer.

Section 3.  Election or Appointment of Other Officers.  Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the Chairman of the Board.  The Board of Directors shall be advised of appointments by the Chairman of the Board at or before the next scheduled Board of Directors meeting.

Section 4.  Compensation.  The salaries, bonuses and other compensation of the Chairman of the Board and all officers of the Corporation to be elected by the Board of Directors pursuant to Section 2 of this Article Four shall be fixed from time to time by the Board of Directors or pursuant to its direction.  The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the Chairman of the Board or pursuant to his direction.

Section 5.  Term; Resignation; Removal; Vacancies.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer or agent may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the Chairman of the Board, by the Chairman of the Board or the Board of Directors.  Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation, and such resignation shall be effective upon receipt of such notice or at any later time specified therein, and the acceptance of such notice shall not be necessary to make it effective.  If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until such effective date.

Section 6.  Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors.  The Chairman of the Board shall also serve as the chairman of any executive committee.

Section 7.  Chief Executive Officer.  Subject to the control of the Board of Directors, the Chief Executive Officer, in conjunction with the President, shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall have such powers and perform such duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a Chairman of the Board, the Chief Executive Officer shall preside at meetings of the shareholders and the Board of Directors.  The Chief Executive Officer shall also serve as the vice-chairman of any executive committee.

Section 8.  President.  Subject to the control of the Board of Directors, the President, in conjunction with the Chief Executive Officer, shall have general and active management of the business of the Corporation and shall have such powers and perform such duties as may be prescribed by the Board of Directors.  In the absence of the Chairman of the Board and the Chief Executive Officer or in the event the Board of Directors shall not have designated a Chairman of the Board and a Chief Executive Officer shall not have been elected, the President shall preside at meetings of the shareholders and the Board of Directors. The President shall also serve as the vice-chairman of any executive committee.

Section 9.  Vice Presidents.  The Vice Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President and the Chief Executive Officer, perform the duties and exercise the powers of the President.  They shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board or the Chief Executive Officer shall prescribe or as the President may from time to time delegate.  Executive Vice Presidents shall be senior to Senior Vice Presidents, and Senior Vice Presidents shall be senior to all other Vice Presidents.

Section 10.  Secretary.  The Secretary shall attend all meetings of the shareholders and all meetings of the Board of Directors and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors and shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.  The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 11.  Chief Financial Officer.  The Chief Financial Officer shall be responsible for maintaining the financial integrity of the Corporation, shall prepare the financial plans for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries, as well as performing such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 12.  Treasurer.  The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as Treasurer and of the financial condition of the Corporation.  The Treasurer shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 13.  Other Officers; Employees and Agents.  Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to such person by the Board of Directors, the officer so appointing such person or such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1.  Issue of Certificates.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates (and upon request every holder of uncertificated shares) shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or a Vice Chairman of the Board, or the Chief Executive Officer, President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form.

Section 2.  Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge.  Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer, and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.  If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, or not registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED."

Section 3.  Facsimile Signatures.  Any and all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 4.  Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5.  Transfer of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.  Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE SIX

GENERAL PROVISIONS

Section 1.  Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, stock (including its own shares) or otherwise pursuant to law and subject to the provisions of the Articles of Incorporation.

Section 2.  Reserves.  The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3.  Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4.  Fiscal Year.  The fiscal year of the Corporation shall end on December 30 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 5.  Seal.  The Board of Directors may adopt a seal by resolution of the board.  The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.  Gender.  All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE SEVEN

AMENDMENT OF BYLAWS

Except as otherwise set forth herein, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

                                          SECRETARY'S CERTIFICATE OF ADOPTION OF

                                 THE BYLAWS OF TYPHOON TOUCH TECHNOLOGIES, INC.

I hereby certify:

That the foregoing Bylaws, constitute the Bylaws of said corporation as duly adopted by the Board of Directors of the Corporation on April ___, 2008.

IN WITNESS WHEREOF, I have hereunder subscribed my name this _____ day of April, 2008

____________________________
            James G. Shepard, Secretary

EXHIBIT "D"

STOCK INCENTIVE PLAN

TYPHOON TOUCH TECHNOLOGIES, INC.
STOCK INCENTIVE PLAN

                On April 29 , 2008, the Board of Directors of Typhoon Touch Technologies, Inc. adopted, subject to shareholder approval, the Typhoon Touch Technologies, Inc. Incentive Plan, the terms of which are as follows:

SECTION 1: PURPOSE OF THIS PLAN

1.1           Eligible Award Recipients.  The persons eligible to receive Awards under the Typhoon Touch Technologies, Inc. Stock Incentive Plan (the "Plan") are the Employees, Consultants and Directors who are responsible for or contribute to the management, growth and success of Typhoon Touch Technologies, Inc. (the "Company") and its Affiliates.

1.2          General Purpose.  The Company desires, by means of the Plan, to retain and attract Employees, Directors and Consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such Persons to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company through the granting of the following Awards:  (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Restricted Shares and (iv) Stock Appreciation Rights.

SECTION 2: DEFINITIONS

                As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:

2.1.          "Affiliate" shall mean any Parent Corporation or Subsidiary Corporation, whether now existing or hereafter established.

2.2.          "Award" shall mean the grant of a Stock Option, a Restricted Share or a Stock Appreciation Right pursuant to this Plan.

2.3.         "Award Agreement" shall mean the written agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Individual.  Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.4.          "Award Date" shall mean the date on which an Award is granted to an Eligible Individual.

2.5.          "Award Term" shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.

2.6.          "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.7.         "Cause" shall mean the occurrence of one or more of the following events, except as otherwise provided in the Award Agreement: the commission of fraud against the Company by the Participant, or the misappropriation, theft or embezzlement of the Company's assets by the Participant, or the performance by the Participant of illegal or fraudulent acts, criminal conduct, or willful misconduct materially injurious to the business of the Company, in each case as determined by the Board; provided, however, that with respect to a Participant who is a party to a written employment or consulting agreement with the Company, which agreement contains a definition of

              "for cause" or "cause" (or words of like import) for purposes of termination of employment or engagement thereunder by the Company, the term "Cause" means "for cause" or "cause" as defined in the most recent of such agreements then in effect.  The determination of a Participant's termination for "Cause" for purposes of this Plan shall be made in the sole and absolute discretion of the Plan Administrator.

2.8.         "Change in Control" shall mean the occurrence of any one of the following events:

(a)            a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

(b)            the acquisition of beneficial ownership (as such term is defined in Rule 13d‑3 promulgated under the Exchange Act) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing 50% or more of the total number of votes that may be cast for the election of directors of the Company; or

(c)            the failure at any annual or special meeting of the Company's stockholders held during the three-year period following a "solicitation in opposition" as defined in Rule 14a‑6 promulgated under the Exchange Act, of a majority of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board (such majority calculated based upon the total number of persons nominated by the Company failing to win election to seats on the Board divided by the total number of Board members of the Board as of the beginning of such three year period), excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

2.9.      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

2.10.       "Committee" shall mean a committee of persons designated by the Board or, if none have been designated, the Board; provided, however, that in the event the Committee is not comprised solely of Outside Directors, then, with respect to any Performance-Based Award granted under this Plan to a Covered Employee, the Committee shall mean the two or more Outside Directors appointed by the Board to administer the Plan with respect to such Award.

2.11.       "Common Stock" shall mean the authorized shares of common stock of the Company, no par value, as may be adjusted by the Board from time to time.  Any adjustment to the par value of a share shall be incorporated herein without any need to otherwise amend the Plan.

2.12.       "Company" shall mean Typhoon Touch Technologies, Inc., a corporation organized under the laws of the State of Nevada, and any successor thereto.

2.13.       "Consultant" shall mean any Person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement; or (ii) who is a member of the board of directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are merely paid a director's fee by the Company for their services as a Director.

2.14.       "Continuous Service" shall mean that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated.  Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant's Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  Notwithstanding the foregoing, with respect to an Incentive Stock Option, an Employee's Continuous Service shall be deemed to have terminated in the event of a change in capacity from an Employee to a Consultant or non-employee Director.  The Plan Administrator shall determine, in its sole discretion, whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

2.15.       "Covered Employee" shall mean the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.16.        "Director" shall mean a member of the Board, whether an employee, former employee, Outside Director or other non-employee member.

2.17.       "Disability" shall mean the Participant's permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months. The determination of a Participant's "Disability" shall be made in the sole and absolute discretion of the Plan Administrator.

2.18.       "Effective Date" shall mean the date on which the shareholders approved the Plan.

2.19.       "Eligible Individual" shall mean an Employee, Consultant or Director eligible to receive an Award under Section 5 of this Plan.

2.20.       "Employee" shall mean, for purposes of this Plan, a common-law employee of the Company or any Affiliate.  Mere service as a Director or payment of a director's fee by the Company or any Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.21.        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

2.22.        "Exercise Agreement" shall mean the written agreement delivered by Participant to the Plan Administrator to evidence such Participant's exercise of rights provided under the applicable Award Agreement.

2.23.        "Exercise Date" shall mean the date set out in the Exercise Agreement on which Participant exercises those rights provided under the applicable Award Agreement.

2.24.        "Exercise Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award.

2.25.        "Expiration Date" shall mean the date that is ten (10) years from the Effective Date, or, in the event the Plan is subsequently amended to make any change described in clause (iii) of subsection 13.1, the date that is ten (10) years from the date on which such amendment is approved by the Board, or if later, the date on which such amendment is approved by the shareholders of the Company.

2.26.          "Fair Market Value" shall mean, with respect to each Share,

(a)  If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the last market trading date immediately prior to the date of determination, as reported in The

(b)  Wall Street Journal or such other source as the Plan Administrator, in its sole and absolute discretion, deems reliable;

(c)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the high bid and low asked prices for the Common Stock on the last market trading day immediately prior to the date of determination; or

(d)  In the absence of an established market for the Common Stock, the value established, in good faith, by the Board as of the determination date in accordance with the applicable regulations and guidance promulgated under Section 409A of the Code (or any successor provision thereto) and published in the Internal Revenue Bulletin.

2.27        "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that qualifies as an "incentive stock option" pursuant to Section 422 of the Code (or any successor provision thereto).

2.28        "Non‑Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an Incentive Stock Option but that does not, for any reason whatsoever, qualify as an Incentive Stock Option).

2.29         "Outside Director" shall have the meaning set forth in Section 162(m) of the Code (or any successor provision thereto).

2.30        "Parent Corporation" shall mean any entity (other than the Company) in an unbroken chain of entities ending with the Company, provided each entity in the unbroken chain (other than the Company) owns, at the time of the determination, ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term "Parent Corporation" shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.31        "Participant" shall mean any Eligible Individual who has been granted and holds an Award granted pursuant to this Plan.

2.32        "Performance-Based Award" shall mean an Award the benefit of which is paid solely on account of the attainment (as certified in writing by the Committee) of one or more objective performance goals, which are established by the Committee and approved by the shareholders of the Company in accordance with the requirements prescribed in Section 162(m) of the Code (or any successor provision thereto).

2.33         "Person" shall mean an individual, partnership, joint venture, corporation, limited liability company, trust, estate or other entity or organization.

2.34         "Plan" shall mean Typhoon Touch Technologies, Inc. Stock Incentive Plan, as amended from time to time.

2.35         "Plan Administrator" shall mean the Committee appointed by the Board to administer the Plan pursuant to subsection 3.1 hereof or, if no Committee has been appointed or is then serving, the Board.

2.36         "Plan Year" shall mean the period commencing on the first day of the Company's taxable year and ending on the last day therewith, inclusive of both dates.

2.37        "Purchase Price" shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award of Restricted Shares.

2.38        "Restricted Shares" shall mean any Shares granted pursuant to Section 7 of this Plan that are subject to transferability restrictions and a substantial risk of forfeiture.

2.39        "Restriction Period" shall mean the period during which Restricted Shares issued pursuant to Section 7 hereof are subject to transferability restrictions and a substantial risk of forfeiture.

2.40        "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

2.41        "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.42        "Stock Appreciation Right" shall mean any Award granted pursuant to Section 8 of this Plan for the right to receive cash or Shares with a Fair Market Value equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date.

2.43        "Stock Option" shall mean any Incentive Stock Option or Non‑Qualified Stock Option.

2.44        "Subsidiary Corporation" shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of ownership interests in one of the other entities in such chain; provided, however, that with respect to an Award of an Incentive Stock Option, the term "Subsidiary Corporation" shall refer solely to an entity that is taxed under Federal income tax laws as a corporation.

2.45        "Ten Percent Shareholder" shall mean an individual who, at the time a Stock Option is granted pursuant to Section 6 hereof, owns (or is deemed to own pursuant to Section 424(d) of the Code, or any successor provision thereto) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

2.46            "Termination Date" shall mean the date on which Participant's Continuous Service with the Company (or any Affiliate) terminates due to death, Disability, voluntary termination, with or without Cause, or otherwise.

SECTION 3: ADMINISTRATION OF THE PLAN

3.1.         Administration of Plan.  The Plan shall be administered by the Plan Administrator.  If the Board has delegated its authority to administer the Plan to a Committee, the Committee shall be comprised of two or more members of the Board.  In the event of a vacancy, the Board shall appoint another of its members to serve.  All members of the Committee will serve at the pleasure of the Board and shall be authorized to act with respect to all matters relating to the administration of the Plan.  The Committee will act by a majority of its members (or by unanimous vote if the Committee is comprised of two (2) members).  To the extent a Committee appointed hereunder shall cease or no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

3.2.          Powers of the Plan Administrator.   The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

a.    To determine from time to time which Eligible Individuals shall be granted Awards under the Plan, provided that any Award granted to a member of the Committee shall be subject to the approval or ratification of the Board;

b.    To determine when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such Person; the Exercise Price or the Purchase Price for Shares under an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award and any restrictions on Shares acquired pursuant to an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate and as are not inconsistent with the terms of the Plan;

c.    To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards, or pay withholding taxes imposed upon the grant, exercise or vesting of any Award, and the terms and conditions of such payment options;

d.    To rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

e.    To accelerate or defer (with the consent of the subject Participant) the vesting of any rights under an Award;

f.     To establish, amend and revoke such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

g.    To delegate to one or more Persons the right to act on its behalf in such matters as authorized by the Plan Administrator;

h.    To construe and interpret the Plan and Award Agreements issued hereunder;

i.     To amend the Plan or an Award Agreement to the extent provided under Section 13 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

j.     To take any and all other actions that are deemed necessary or advisable by the Plan Administrator for the administration of the Plan.

3.3.         Effect of Plan Administrator's Decision.  All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any Person and shall be final, binding and conclusive on all Persons. Any member of the Committee or the Board acting as Plan Administrator, and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in subsection 14.6 hereof, be fully indemnified by the Company with respect to any such action or determination.

SECTION 4: SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS

4.1.      Share Reserve. Except as otherwise provided in this Section 4, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 2,000,000; provided, however, that the maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted pursuant to this Plan shall not exceed 2,000,000 Shares. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be Shares acquired by the Company, including shares purchased by the Company on the open market for purposes of the Plan.

4.2.      Maximum Award to Eligible Individual.  The maximum number of Shares with respect to which Awards may be granted to an Eligible Individual during any Plan Year shall not exceed ________________.  For purposes of this subsection 4.2, an Award that has been granted to an Eligible Individual during the Plan Year, but which is subsequently cancelled (including as the result of a repricing) will be counted against the maximum number of Shares with respect to which Awards may be granted to such Eligible Individual.

4.3.      Cancellation, Expiration, or Forfeiture of Award.  To the extent that any Award granted pursuant to this Plan shall, on and after the Effective Date hereof, be forfeited, expire or be cancelled, in whole or in part, then the number of Shares subject to the Plan, as provided in subsection 4.1, shall be increased by the portion of such awards so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan.

4.4.      Payment in Shares.  If Shares are permitted to be delivered to the Company in full or partial payment of the Exercise Price, Purchase Price or the applicable withholding taxes imposed on any Award granted pursuant to this Plan, then the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued under the applicable Award.

4.5.      Repurchases of Shares.  If Shares issued in connection with any Award granted pursuant to this Plan shall, on and after the Effective Date, be repurchased by the Company, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall be increased by the portion of the Shares repurchased by the Company and such repurchased Shares may again be awarded pursuant to the provisions of this Plan.

4.6.      Issuance of Share Certificates.  Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase under the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award Agreement; payment or other provision for any applicable tax withholding obligations; and all documents to be executed and delivered by Participant in accordance with the provisions of this Plan and the applicable Award Agreement or as may otherwise be required by the Company or the Plan Administrator, including, without limitation, with respect to Restricted Shares, a stock power, endorsed in blank, relating to the Shares covered by such Award.  The Company will evidence the issuance of Shares hereunder by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate in the name of Participant, provided that stock certificates evidencing Restricted Shares granted pursuant to this Plan shall be held in the custody of the Company or its duly authorized delegate until the restrictions thereon have lapsed. If certificates are issued, a separate certificate or certificates will be issued for Shares issued in connection with each type of Award granted to the Participant and, to the extent applicable, shall include a legend giving appropriate notice of the restrictions on the Shares.

SECTION  5: ELIGIBILITY

5.1.      Individuals Eligible to Participate.  The Plan Administrator shall determine, within the limitations of the Plan, the Eligible Individuals to whom Awards are to be granted.  In making such determination, as well as the determination of the terms of such Option, the Plan Administrator may consider the position and responsibilities of the Eligible Individual, the importance of such individual to the Company, the duties of such individual, the past, present and potential contributions of such individual to the growth and success of the Company and such other factors as the Plan Administrator may deem relevant in connection with accomplishing the purposes of this Plan.

5.2.      Evidence of Participation.  Each Award granted to an Eligible Individual shall be evidenced by an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan.  The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan.  Each Award will be deemed to have been granted as of the date on which the Plan Administrator has completed the action declaring the Award, which date shall be specified by the Plan Administrator in the applicable Award Agreement, notwithstanding any delay which may elapse in executing and delivering such Award Agreement.

SECTION  6: STOCK OPTIONS

6.1.      Grant of Stock Options. The Plan Administrator may, in its sole and absolute discretion, grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual; provided, however, that Incentive Stock Options may only be granted to Employees and, provided further, that no Stock Option shall be issued in "tandem" with a Stock Appreciation Right if such issuance would result in a "deferral of compensation" under Section 409A of the Code.  Each Eligible Individual so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator. The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award, whether such Stock Option is an Incentive Stock Option or Non‑Qualified Stock Option, and such other terms or conditions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

6.2.      Award Term.  No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant's Award Agreement.  Notwithstanding any provision to the contrary, the Award Term of any Incentive Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date, or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the Award Date.

6.3.      Exercise Price.  The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator or shall be determined by a method established by the Plan Administrator as of the Award Date.  Notwithstanding the foregoing, the Exercise Price of any Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Award Date (or if greater, the par value of such Common Stock) or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a Share on the Award Date.

6.4.      Vesting of Stock Options.  Except as may otherwise be provided in an Award Agreement, each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option.  Except as otherwise provided under subsection 12.2 herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator and set out in the applicable Award Agreement. Notwithstanding the foregoing, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option to the extent the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

6.5.     Time and Manner of Exercise. Except to the extent otherwise provided in the applicable Award Agreement, each Stock Option may be exercised, in whole or in part, by submitting to the Plan Administrator an Exercise Agreement in the form prescribed by the Plan Administrator and duly executed by Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be).  Except as otherwise permitted by the Plan Administrator and expressly provided in the applicable Award Agreement, the Exercise Price and applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 9 herein.

a.      Termination of Continuous Service.  Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates for any reason (other than upon such Participant's death or Disability, or for Cause), such Participant may thereafter exercise the vested portion of his Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the date ninety (90) days following such Participant's Termination Date or (ii) the expiration of the Award Term under subsection 6.2.  If, after termination, such Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) does not exercise Participant's Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

b.     Death of Participant.  Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates by reason of such Participant's death (or in the event such Participant dies within ninety (90) days following such Participant's Termination Date), such Participant's estate or heirs may thereafter exercise such Participant's Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant's Termination Date or (ii) the expiration of the Award Term under subsection 6.2.  If, after such Participant's death, Participant's estate or heirs have not exercised Participant's Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

c.    Disability of Participant.  Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates by reason of such Participant's Disability, such Participant, or his legal representative, may thereafter exercise Participant's Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the first anniversary of such Participant's Termination Date or (ii) the expiration of the Award Term under subsection 6.2.  If, after termination, such Participant or his legal representative has not exercised Participant's Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

d.     Termination For Cause.  Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates for Cause, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

e.     Discretion of Plan Administrator.  The Plan Administrator shall have the sole discretion, exercisable at any time, to extend the time during which a Stock Option is to remain exercisable following Participant's Termination Date from the period otherwise in effect for that Stock Option and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that the period in which the Stock Option is exercisable shall not be extended to a date beyond the later of (i) the 15th day of the third month following the last date on which Participant would otherwise have been entitled to exercise the Stock Option under this subsection 6.5, (ii) December 31st of the calendar year that includes the last date on which Participant would otherwise have been entitled to exercise the Stock Option under this subsection 6.5, or (iii) thirty (30) days following the date on which the exercise of the Stock Option would no longer violate applicable securities laws.  If the Plan Administrator extends the time during which an Incentive Stock Option will remain exercisable, then such extension shall be treated as the grant of a new Option as of the date of the extension.

f.    Payment In Lieu of Exercise.  Notwithstanding any provision to the contrary herein, Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) may make a written request to the Plan Administrator to receive a cash payment in lieu of the issuance of Shares upon exercise of any one or more Options.  Following receipt of Participant's written request, the Plan Administrator shall determine, in its sole and absolute discretion, whether and under what conditions such cash payment may be made to Participant.  Any cash payment made pursuant to this paragraph (f) shall be made in such manner as the Plan Administrator may deem appropriate and shall be equal to the Fair Market Value of the Shares that would otherwise have been issued under the applicable Option(s), less the aggregate Exercise Price and less applicable tax withholding.  Notwithstanding the foregoing, the Plan Administrator shall have no obligation to make any cash payment requested under this paragraph (f) and a cash payment made hereunder shall not entitle another Participant to uniform treatment.  A Participant whose request for a cash payment is denied may exercise his Option and receive Shares at the time and in the manner specified in the applicable Award Agreement.

g.      Lapsed and Cancelled Stock Options.  Nothing contained in this Plan will be deemed to extend the term of a Stock Option or to revive any Stock Option that has previously lapsed or been cancelled, terminated or surrendered.

6.6.  Transferability of Option.

a.     Rights to Transfer. A Stock Option shall be transferable to the extent provided in the Award Agreement; provided, however, that an Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.  If the Award Agreement does not provide for transferability, then the Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of Participant only by Participant.

b.    Evidence of Rights. The transferee of a Stock Option shall not be permitted to exercise the Stock Option unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

6.7.  Qualification of Incentive Stock Options.

a.    Shareholder Approval of Plan.  To the extent shareholder approval of this Plan is required by Section 422 of the Code, no Eligible Individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted (or, if applicable, amended pursuant to clause (iii) of subsection 13.1) by the Board.

b.    Fair Market Value Restrictions.  To the extent that the aggregate Fair Market Value (determined on the Award Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

c.    Termination of Authority to Issue Incentive Stock Options.  Notwithstanding any provision of this Plan to the contrary, no Incentive Stock Option shall be granted to any Employee after the Expiration Date.

d.    Qualification of Incentive Stock Option.  To the extent that a Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to timely approve the Plan, or the time or manner of its exercise or otherwise) such Stock Option or the portion thereof that does not qualify as an Incentive Stock Option shall be deemed to constitute a Non-Qualified Stock Option under this Plan.

e.    Failure to Qualify.  Notwithstanding any provision herein to the contrary, none of the Plan Administrator, the Company, any Affiliates, or the directors, officers or employees of the foregoing, shall have any liability to any Participant or any other Person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time.

SECTION 7: RESTRICTED SHARES

7.1.      Grants of Restricted Shares.  The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual.  Each Eligible Individual granted Restricted Shares shall execute an Award Agreement setting forth the terms and conditions of such Restricted Shares, including, without limitation, the Purchase Price, if any, the Restriction Period, and conditions of forfeitability, whether based on performance standards, period of service or otherwise.

7.2.      Payment for Restricted Shares.  Upon Participant's acceptance of an applicable Award Agreement for Restricted Shares, Participant shall pay to the Company the Purchase Price, if any, for the Restricted Shares.  Such Purchase Price may be paid in any manner permitted under Section 9 herein and set forth in the applicable Award Agreement.  The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.

7.3.      Terms of Restricted Shares.

a.    Forfeiture of Restricted Shares.  Subject to subsection 7.3(b) herein, and except as otherwise provided in the applicable Award Agreement, all Restricted Shares shall be forfeited and returned to the Company and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to the Restricted Shares.

b.    Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death or Disability of Participant, or a material change in circumstances arising after the Award Date) and impose such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.

7.4.      Transferability of Restricted Shares

a.    Rights to Transfer. An Award of Restricted Shares shall be transferable to the extent provided in the Award Agreement.  If the Award Agreement does not provide for transferability, then the Restricted Shares shall not be transferable except by will or by the laws of descent and distribution.

b.    Evidence of Rights. The transferee of an Award of Restricted Shares shall not be evidenced on the books and records of the Company unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

SECTION 8: STOCK APPRECIATION RIGHTS

8.1.      Grant of Stock Appreciation Rights. The Plan Administrator may, in its sole and absolute discretion, grant Stock Appreciation Rights, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual; provided, however, that no Stock Appreciation

             Right shall be issued alone, in addition to, or in "tandem" with any other Award if such issuance would result in a "deferral of compensation" under Section 409A of the Code. Each Eligible Individual so selected shall be offered a Stock Appreciation Right to receive cash or Shares with a Fair Market Value equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date.  The Plan Administrator shall specify in the Award Agreement the number of Shares subject to the Award and any conditions and restrictions as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate and which are not inconsistent with the terms of the Plan.

8.2.       Award Term. No Stock Appreciation Right shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant's Award Agreement.

8.3.      Exercisability. A Stock Appreciation Right may only be exercised in the time and manner determined by the Plan Administrator and set out in the applicable Award Agreement.  Notwithstanding the foregoing, the Plan Administrator may accelerate the time at which any outstanding Stock Appreciation Right may be exercised if the Plan Administrator determines, in its sole and absolute discretion, that such acceleration is not inconsistent with the purposes of this Plan.

8.4.      Time and Manner of Exercise.  Except to the extent otherwise provided in the applicable Award Agreement, each Stock Appreciation Right may be exercised, in whole or in part, by submitting to the Plan Administrator an Exercise Agreement in the form prescribed by the Plan Administration and duly executed by Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be).  The applicable tax withholding shall be paid in full at the time of exercise in a manner permitted under Section 9 herein; provided, however, if the benefit is paid in cash, the Company shall, to the extent permitted under applicable law, have the right to withhold directly from such payment an amount equal to the applicable tax withholding obligation. Unless otherwise provided in the applicable Award Agreement, in the event Participant's Continuous Service terminates, Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) may thereafter exercise his Stock Appreciation Right  (to the extent that Participant was entitled to exercise such Stock Appreciation Right as of the Termination Date), to the same extent that Participant (or, following Participant's Disability or death, his legal representative, estate or heirs, as the case may be) would be permitted to exercise a Stock Option following his Termination Date under subsection 6.5 above.

8.5.       Transferability.

a.       Rights to Transfer.  A Stock Appreciation Right shall be transferable to the extent provided in the Award Agreement.  If the Award Agreement does not provide for transferability, then the Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.

b.       Evidence of Rights. The transferee of a Stock Appreciation Right shall not be permitted to exercise the Stock Appreciation Right unless and until such transferee has provided the Plan Administrator a copy of the will and/or such other evidence as the Plan Administrator determines necessary to establish the validity of the transfer.

8.6.       Payment of Benefit.  The Stock Appreciation Right may provide that the holder thereof will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, as determined in the sole and absolute discretion of the Plan Administrator and set forth in the applicable Award Agreement.  The value of any fractional Shares shall be paid in cash.

SECTION 9: PAYMENTS UNDER AWARDS

9.1.     Consideration for Shares.  Except as otherwise provided in this Plan, consideration for Shares purchased under Awards may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

a.       by payment to the Company of the amount of such consideration by cash, wire transfer, certified check or bank draft;

b.       upon approval of the Plan Administrator, in its sole and absolute discretion,

                                                               i.      by execution of a promissory note, to be submitted with a stock power, endorsed in blank relating to the Shares held as collateral for such note;

                                                              ii.      by "cashless exercise", pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the Exercise Price for the Award;

                                                            iii.      through a broker-dealer acting on behalf of Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise or purchase, along with written instructions signed by Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon grant, exercise, or vesting; and (iii) the broker-dealer and Participant have otherwise complied with applicable securities laws;

                                                            iv.      through the delivery of that number of unrestricted Shares having a Fair Market Value equal to the Exercise Price for the Award and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the Company's financial statements);

                                                             v.      any combination of one or more methods described herein; or

                                                            vi.      any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.

Notwithstanding any provision herein to the contrary, Participant shall not be permitted to exercise an Incentive Stock Option pursuant to paragraphs (b)(ii) - (vi) above unless the Award Agreement specifically permits such method of exercise on the Award Date.

9.2.       Withholding Requirements.  The amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due in connection with an Award must be submitted in such amounts and at such time as specified in the applicable Award Agreement:

a.       by payment to the Company of the amount of such withholding obligation by cash, wire transfer, certified check or bank draft;

b.       upon approval of the Plan Administrator, in its sole and absolute discretion,

                                                               i.      through the retention from the Shares that would otherwise be issued upon exercise of the Award of that number of Shares having a Fair Market Value equal to the minimum withholding obligation; or

                                                              ii.      through the delivery of that number of unrestricted Shares having a Fair Market Value equal to the minimum withholding obligation and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings on the Company's financial statements); or

c.        pursuant to a written agreement between Participant and the Company authorizing the Company to withhold from such Participant's regular wages the amount of such withholding tax obligation.

If Participant elects to use and the Plan Administrator permits either method described in subsection 9.2(b) herein in full or partial satisfaction of any withholding tax liability hereunder, the Company shall remit an amount equal to the Fair Market Value of the Shares so withheld or delivered, as the case may be, to the appropriate taxing authorities.

SECTION 10: SHAREHOLDERS RIGHTS

No Person shall have any rights as a stockholder of the Company with respect to any Shares of Common Stock subject to an Award unless and until such Person becomes the holder of record of such Shares pursuant to subsection 4.6 hereof, and except as otherwise permitted by subsection 12.1, no adjustment will be made for dividends or other distributions in respect of such Shares for which the record date is prior to the date on which such Person has become the holder of record.  For these purposes, a Participant who receives a grant of Restricted Shares shall become a holder of record as of the Award Date or, if later, the date on which the applicable Purchase Price is paid, and shall thereafter be entitled to the voting and dividend rights appurtenant to such Shares.

SECTION 11: COMPLIANCE WITH SECURITIES AND OTHER LAWS

11.1.    Securities Laws.  Notwithstanding any other provision of this Plan, the Company shall not be obligated to sell or issue any Shares pursuant to any Award granted under this Plan unless (a) the Shares have been registered under applicable Federal securities law, (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction to the extent necessary to comply with applicable state securities laws, (c) the Shares have been duly listed on such exchange in accordance with the procedures specified thereunder and (d) with respect to Participants subject to Section 16 of the Exchange Act, the Company determines that the Plan, the Award Agreement and the sale or issuance of Shares thereunder, comply with all applicable provisions of Rule 16b-3 of the Exchange Act (or any successor provision thereto).  The Plan Administrator may modify or revoke all or any provision of an Award Agreement in order to comply with applicable federal and state securities laws and none of the Company, the Plan Administrator, or any Director, officer, employee, agent or representative thereof will have liability to any Person for refusing to issue, deliver or transfer any Award or any Share issuable in connection with such Award if such refusal is based upon the foregoing provisions of this subsection 11.1.

11.2.   Prohibition on Deferred Compensation.  The Awards granted under this Plan are not intended to constitute a "deferral of compensation" subject to Section 409A of the Code (or a successor provision thereto).  Notwithstanding the foregoing, or any provision of this Plan to the contrary, any Award issued hereunder that constitutes a deferral of compensation under Section 409A of the Code shall be modified or cancelled to comply with the requirements thereunder (or a successor provision thereto) and applicable guidance published in the Internal Revenue Bulletin.

SECTION 12: ADJUSTMENTS UPON CHANGES IN SHARES

12.1.    Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property

12.2.      other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es) and maximum number of Shares available for issuance under the Plan pursuant to subsection 4.1 and available for issuance to an Eligible Individual pursuant to subsection 4.2, and all outstanding Awards shall be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards.  The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company).

12.3.      Change in Control. In the event of a Change in Control, unless the Plan Administrator determines otherwise, then with respect to Awards held by Participants whose Continuous Service has not terminated:

a.     Notice and Acceleration.  (i) The Plan Administrator shall provide each Participant written notice of such Change in Control, (ii) all outstanding Stock Options and Stock Appreciation Rights of such Participant shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Restricted Stock held by such Participant shall immediately lapse.

b.    Assumption of Grants.  Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Plan Administrator determines otherwise, all outstanding Stock Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights, by the surviving corporation.

c.     Other Alternatives.  Notwithstanding the foregoing, in the event of a Change in Control, the Plan Administrator may take one or both of the following actions:  the Plan Administrator may (i) require that Participants surrender their outstanding Stock Options and Stock Appreciation Rights in exchange for a payment by the Company, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised Stock Options and Stock Appreciation Rights exceeds the Exercise Price of the Stock Options, or the Fair Market Value of the Stock Appreciation Rights on the Award Date, as applicable, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Plan Administrator deems appropriate.  Such surrender or termination shall take place as of the date of the Change in Control or such other date as the Plan Administrator may specify.

12.4.      Liquidation.  Notwithstanding any provision herein to the contrary, upon the liquidation or dissolution of the Company, all then outstanding Awards shall terminate immediately prior to such event.

SECTION 13: AMENDMENT AND TERMINATION

13.1.    Amendment of Plan.  Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan may at any time, or from time to time, be modified or amended by the Board; provided, however, that no amendment or modification shall be made to the Plan that would (i) impair the rights of any Participant with respect to an outstanding Award issued to such Participant, unless the Participant impaired by the amendment or modification consents to such change in writing; (ii) expand the types of Awards available under the Plan or otherwise materially revise the Plan; or (iii) increase the number of Shares reserved for issuance under the Plan (other than in accordance with an adjustment pursuant to subsection 12.1 hereof), modify the class of Persons eligible to receive Awards under the Plan, or change the identity of the granting company or the Shares issued upon exercise of Incentive Stock Options, unless an amendment under (ii) or (iii) above is approved by the shareholders of the Company within twelve (12) months before or after such amendment.  In addition, the Plan Administrator shall be authorized, to the same extent as the Board, to correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

13.2.      Amendment of Award.  The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant's rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) Participant consents in writing.

13.3.    Termination of Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective; provided that the termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award. Absent any action by the Board to terminate or suspend the Plan, the Plan shall automatically terminate on the Expiration Date, provided that the provisions of this Plan regarding administration shall remain in effect until all issued and outstanding Awards have been exercised or otherwise have expired pursuant to their terms.

SECTION 14: GENERAL PROVISIONS

14.1.      General Assets.  The proceeds to be received by the Company upon payment of the Exercise Price or Purchase Price of any Award will constitute general assets of the Company and may be used for any proper purposes.

14.2.     No Assignment or Alienation.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award or Shares issued in connection with an Award contrary to the provisions of this Plan, the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award or Shares issued in connection with an Award shall be null and void and without effect.

14.3.    No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

14.4.    Tax Withholding.  The Plan Administrator shall notify each Participant of any tax withholding obligations arising in connection with an Award.  As a condition to Participant's exercise of an Award and, if applicable, the issuance of Shares, Participant must satisfy the applicable withholding obligation as may be required by law in a manner permitted under Section 9.2 hereof.

14.5.     No Right to Employment or Continuation of Relationship.  Nothing in this Plan or in any Award Agreement, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or non-employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non‑employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement. No Employee, Consultant or Director of the Company or any Affiliate shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of any Employee, Consultant or Director of the Company or any Affiliate, or of any Participant.

14.6.     Indemnification of Plan Administrator.  The Company shall indemnify each present and future member of the Committee or the Board acting in its capacity as Plan Administrator, as well as any officer or Employee acting at the direction of the Plan Administrator or its authorized delegate, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his performance of services in connection with the administration of this Plan, whether or not he continues to perform such services at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by such individual (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duties hereunder or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel.  The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of an estate of each such member of the Committee and the Board, as well as any employee acting at the direction of the Plan Administrator or its authorized delegate, and shall be in addition to all other rights to which such member, officer or employee shall be entitled as a matter of law, contract, or otherwise.

14.7.      No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

14.8.      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan. If an Award vests or becomes exercisable with respect to a fractional Share, such installment will instead be rounded to the next highest whole number of Shares, except for the final installment, which will be for the balance of the total Shares subject to the Award.  If a fractional Share is granted under an Award, the Plan Administrator shall pay cash to Participant in an amount equal to the proportional Fair Market Value of such fractional Share in lieu of any such fractional Share, and any rights with respect to such fractional Share shall be cancelled, terminated and otherwise eliminated.

14.9.  GOVERNING LAW.  TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

14.10.  Qualification of Plan.  This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.

14.11.  Compliance within Jurisdiction.  Notwithstanding any provision herein to the contrary, this Plan shall not be effective in any jurisdiction, and no Awards shall be granted to residents thereof, unless the Plan has been properly qualified under the applicable securities laws, if any, of such jurisdiction.

14.12.  Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would cause this Plan or any Award to fail to comply under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

14.13.  Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

14.14.  Gender and Number.   In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

EXHIBIT "E"

FINANCIAL STATEMENTS

Typhoon Touch Technologies, Inc.
    (formerly Typhoon Enterprises Inc.)

(A Development Stage Company)
    Interim Financial Statements
    (Expressed in U.S. Dollars)
    29 February 2008

Typhoon Touch Technologies, Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Interim Balance Sheets
(Expressed in U.S. Dollars)
(Unaudited)

	As at 29 February 2008	As at 31 May 2007 (Audited)
	$	$
Assets
Current
Cash and cash equivalents	401,885	27,675
Account receivable	-	2,000
Prepaid expenses	19,797	21,000

	421,682	50,675

Patent infringement settlement receivable (Note 3)	300,000	-

Plant, property and equipment (Note 4)	7,335	5,756

Website and kiosk development costs (Note 5)	57,470	42,092

Patents (Note 6)	318,659	-

	1,105,146	98,523
Liabilities
Current
Accounts payable and accrued liabilities (Note 7)	5,000	4,412
Loan payable (Note 8)	900,000	-

	905,000	4,412
Stockholders' equity
Capital stock (Note 10)
Authorized
300,000,000 common shares, par value $0.001
Issued and outstanding
29 February 2008 - 62,080,000 common shares
31 May 2007 - 62,080,000 common shares	62,080	62,080
Additional paid-in capital	148,301	130,301
Warrants	3,619	3,619
Deficit, accumulated during the development stage	(13,854)	(101,889)

	200,146	94,111

	1,105,146	98,523

Nature and Continuance of Operations (Note 1) and Commitment (Note 13)

On behalf of the Board:

 /s/ James Shepard                                  Director

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies, Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Interim Statements of Operations
(Expressed in U.S. Dollars)

	For the period from the date of inception on 30 August 2005 to 29 February 2008	For the three month period ended 29 February 2008	For the three month period ended 28 February 2007	For the nine month period ended 29 February 2008	For the nine month period ended 28 February 2007
	$	$	$	$	$

Expenses
Consulting fees	25,270	-	-	25,270	-
Depreciation (Note 4 and 6)	32,805	16,941	141	32,419	235
Filing fees	5,970	4,274	-	4,686	1,080
Investor relations	122,250	47,250	-	122,250	-
Legal and accounting	102,803	5,353	3,786	45,305	10,230
Management fees (Notes 9, 10 and 12)	31,500	4,500	4,500	13,500	13,500
Office and miscellaneous	8,763	1,118	541	5,491	1,976
Rent (Notes 9, 10 and 12)	10,500	1,500	1,500	4,500	4,500
Transfer agent fees	4,494	500	313	1,968	1,294
Website planning costs	33,509	4,323	4,533	20,586	8,139

Net loss for the period	(377,864)	(85,759)	(15,314)	(275,975)	(40,954)

Other income
Gain on settlement of patent infringement suit (Note 3)	364,010	364,010	-	364,010	-

Income (loss) for the period	(13,854)	278,251	(15,314)	88,035	(40,954)

Basic and diluted loss per common share (Note 2)		0.004	(0.001)	0.001	(0.001)

Weighted average number of common shares used in per share calculations (Note 2)		62,080,000	61,760,000	62,080,000	52,787,948

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies, Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Interim Statements of Cash Flows
(Expressed in U.S. Dollars)

For the period from the date of inception on 30 August 2005 to 29 February 2008		For the three month period ended 29 February 2008	For the three month period ended 28 February 2007	For the nine month period ended 29 February 2008	For the nine month period ended 28 February 2007
	$	$	$	$	$

Cash flows from (used in) operating activities
Net loss for the period	(13,854)	278,251	(15,314)	88,035	(40,954)
Adjustments to reconcile loss to net cash used by operating activities
Contributions to capital - expenses (Notes 9, 10 and 12)	42,000	6,000	6,000	18,000	18,000
Depreciation (note 4 and 6)	32,805	16,941	141	32,419	235
Changes in operating assets and liabilities
Increase in settlement receivable	(300,000)	(300,000)	-	(300,000)	-
Decrease in account receivable	-	-	-	2,000	-
Increase (decrease) in prepaid expenses	(19,797)	110,362	-	1,203	-
Increase (decrease) in accounts payable and accrued liabilities	5,000	2,950	-	588	(5,521)

	(253,846)	114,504	(9,173)	(157,755)	(28,240)

Cash flows used in investing activities
Purchase of computer hardware	(8,799)	(1,320)	-	(2,657)	(5,634)
Website and kiosk development costs	(57,470)	(3,233)	(22,485)	(15,378)	(37,853)
Patents	(350,000)	(150,000)	-	(350,000)	-

	(416,269)	(154,553)	(22,485)	(368,035)	(43,487)

Cash flows from (used in) financing activities
Decrease in due to related party	-	-	-	-	(3,500)
Increase in loan payable	900,000	400,000	-	900,000	(3,000)
Common shares and warrants issued for cash	259,000	-	-	-	-
Common shares and warrants rescinded for cash	(87,000)	-	(89,000)	-	161,000
Share subscriptions received in advance	-	-	-	-	-

	1,072,000	400,000	(89,000)	900,000	154,500

Increase (decrease) in cash and cash equivalents	401,885	359,951	(120,658)	374,210	82,773

Cash and cash equivalents, beginning of period	-	41,934	204,016	27,675	585

Cash and cash equivalents, end of period	401,885	401,885	83,358	401,885	83,358

Supplemental Disclosures with Respect to Cash Flows (Note 12)

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies, Inc.
(formerly Typhoon Enterprises Inc.)
(A Development Stage Company)
Statements of Changes in Stockholders' Equity
(Expressed in U.S. Dollars)

	Number of common shares issued	Share Capital	Additional paid-in capital	Warrants	Deficit, accumulated during the development stage	Stockholders' equity
		$	$	$	$	$

Balance at 30 August 2005 (inception)	-	-	-	-	-	-
Common shares issued for cash ($0.0003 per share) (Note 10)	36,000,000	36,000	(27,000)	-	-	9,000
Net loss for the period	-	-	-	-	(22,936)	(22,936)

Balance at 31 May 2006	36,000,000	36,000	(27,000)	-	(22,936)	(13,936)
Common shares and warrants issued for cash ($0.006 per unit ) (Note 10)	40,000,000	40,000	204,449	-	-	244,449
Common shares and warrants rescinded for cash ($0.006 per unit ) (Note 10)	(13,920,000)	(13,920)	(71,148)	-	-	(85,068)
Warrants granted (Note 10)	-	-	-	5,551	-	5,551
Warrants rescinded (Note 10)	-	-	-	(1,932)	-	(1,932)
Contributions to capital by related party - expenses (Notes 9, 10 and 12)	-	-	24,000	-	-	24,000
Net loss for the year	-	-	-	-	(78,953)	(78,953)

Balance at 31 May 2007 (Audited)	62,080,000	62,080	130,301	3,619	(101,889)	94,111
Contributions to capital by related party - expenses (Notes 9, 10 and 12)	-	-	18,000	-	-	18,000
Net income for the period	-	-	-	-	88,035	88,035
Balance at 29 February 2008	62,080,000	62,080	148,301	3,619	(13,854)	200,146

The accompanying notes are an integral part of these financial statements.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

 1.             Nature and Continuance of Operations

Typhoon Touch Technologies Inc. (the "Company") was incorporated under the laws of the State of Nevada on 30 August 2005. The Company was formed to provide music through retail mall kiosks and other point-of-purchase locations, including on the Internet at typhoontunes.com.

On 13 August 2007, the Company completed a merger with its subsidiary, Typhoon Touch Technologies Inc., resulting in a name change from Typhoon Enterprises Inc. to Typhoon Touch Technologies Inc. to better reflect the direction and business of the Company.

On 13 August 2007, the Company effected a 4:1 stock split of its authorized and issued and outstanding common stock.  As a result, the authorized capital of the Company has increased from 75,000,000 shares of common stock with a par value of $0.001 to 300,000,000 shares of common stock with a par value of $0.001.

The Company plans to initially offer download assistance of music from third-party Internet music suppliers to the public in what it believes to be a new format, designed to target people who are not Internet or computer savvy or who are not willing or able to download their music preferences on their own.

Once the Company is operational, and as funds allow, the Company also intends to expand into a new genre, "music on demand" - downloading individual songs requested by customers onto a CD/DVD or their personal portable music device or by creating a CD/DVD of the customer's choice.  By offering customized music, the Company feels it can be the solution for consumers looking for an easy and convenient way to get the music they want, when they want it. Additionally, if customers wish, they will have the option to purchase pre-made music mixes. For example, this could include "today's top ten New York club hits" or "London's favorite hits of the year". At a later date, after our first year of operations, we will consider expanding our offerings to include digital music players and other merchandise.

The Company is a development stage enterprise, as defined in Statements of Financial Accounting Standards ("SFAS") No. 7, �Accounting and Reporting by Development Stage Enterprises. The Company is devoting all of its present efforts to securing and establishing a new business and its planned principle operations have not commenced.  Accordingly, no revenue has been derived during the organization period. All losses accumulated since inception has been considered as part of the Company's development stage activities.

The Company�s financial statements as at 29 February 2008 and for the nine month period then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business.  The Company has income of $88,035 for the nine month period ended 29 February 2008 (28 February 2007 - loss of $40,954) and has a working capital deficit of $483,318 at 29 February 2008 (31 May 2007 - $46,263).

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company's capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 31 May 2008. However, if the Company is unable to raise additional capital in the near future, due to the Company's liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

remedial measures.  These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 29 February 2008, the Company has not yet moved into the revenue generation stage of the business and suffered losses from development stage activities to date.  Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful.  Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.             Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared as of 29 February 2008 and for the nine month period then ended, in accordance with accounting principles generally accepted in the United States of America relating to the preparation of financial statements for interim periods.  Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. �In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  Operating results for the nine month period ended 29 February 2008 are not necessarily indicative of the results that may be expected for the year ending 31 May 2008.

These interim financial statements follow the same accounting policies and methods of their application as the most recent annual financial statements, except as noted below.  These interim financial statements should be read in conjunction with the audited financial statements of the Company as at 31 May 2007.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, loan payable and due to related party approximates their fair value because of the short maturity of these instruments. The Company's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates.  The Company's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates.  Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

            Software, kiosk and website development costs

The costs of computer software developed or obtained for internal use, during the preliminary project phase, as defined under AICPA Statement of Position 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", will be expensed as incurred.  The costs of website development during the planning stage, as defined under Emerging Issued Task Force ("EITF") No. 00-2 "Accounting for Web Site Development Costs", will also be expensed as incurred.

Computer software, website, and kiosk development incurred during the application and infrastructure development stage, including external direct costs of materials and services consumed in developing the software and creating graphics and website content, will be capitalized and amortized over the estimated useful life, beginning when the software is ready for use and after all substantial testing is completed and the website is operational.

Patents

Patents developed by the company are recorded at cost less accumulated amortization.� Amortization is recorded on a straight-line basis over the life of the patents, which has been determined to be 5 years.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"), which requires the use of the asset/liability method of accounting for income taxes.  Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry-forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, "Earnings per Share" ("SFAS 128").  SFAS 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement.  Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period.  Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method.  In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants.  Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

            Comprehensive loss

SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"), establishes standards for the reporting and display of comprehensive loss and its components in the financial statements.� As at 29 February 2008, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Revenues and expenses recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements" ("SAB 104"). The Company recognizes revenue when all of the following criteria are met: 1) there is persuasive evidence that an arrangement exists, 2) delivery of goods has occurred, 3) the sales price is fixed or determinable, and 4) collectibility is reasonably assured. The Company uses guidance provided by the Financial Accounting Standards Board's Emerging Issues Task Force Item 99-19 ("EITF 99-19") in determining whether to report revenues on either a gross or net basis.

Revenues are reported on a gross basis when the majority of the following indicators exist: 1) the Company is the primary obligor in the arrangement, 2) the Company has general inventory risk, 3) latitude in establishing price rests with the Company, 4) the Company changes the product or performs part of the service, 5) the Company has discretion in supplier selection, 6) product or service specifications are determined in part by the Company, 7) physical loss inventory risk exists for the Company, and 8) the Company has credit risk.  The Company reports revenues on a gross basis when it acts as principal and the preceding indicators exist.

Revenues are reported on a net basis when the majority of the following indicators exist: 1) the supplier is the primary obligor in the arrangement, 2) the amount the Company earns is fixed, and 3) the supplier has credit risk.  The Company reports revenues on a net basis when it provides brokerage services, including assisting buyers and sellers in preparing and coordinating the purchase and delivery of products, generating commission revenues from facilitating the process.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

Segments of an enterprise and related information

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), supersedes SFAS No.14, "Financial Reporting for Segments of a Business Enterprise".  SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public.  It also establishes standards for disclosures regarding products and services, geographic areas and major customers.  SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.  The Company has evaluated this SFAS and does not believe it is applicable at this time.

            Start-up expenses

The Company has adopted Statement of Position No. 98-5, "Reporting the Costs of Start-up Activities", which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from the date of inception on 30 August 2005 to 31 May 2006.

Foreign currency translation

The Company's functional and reporting currency is the U.S. dollar.  The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52, "Foreign Currency Translation" ("SFAS 52").  Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date.  Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.  The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period.� Actual results could differ from these estimates.

Stock-based compensation

Effective 1 March 2006, the Company adopted the provisions of SFAS No. 123(R), "Share-Based Payment" ("SFAS 123(R)"), which establishes accounting for equity instruments exchanged for employee services.  Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees' requisite service period (generally the vesting period of the equity grant).  Before 1 March 2006, the Company accounted for stock-based compensation to employees in accordance with Accounting Principles Board Opinion No. 25,

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

"Accounting for Stock Issued to Employees", and complied with the disclosure requirements of SFAS 123, "Accounting for Stock-Based Compensation".  The Company adopted SFAS 123(R) using the modified prospective method, which requires the Company to record compensation expense over the vesting period for all awards granted after the date of adoption, and for the unvested portion of previously granted awards that remain outstanding at the date of adoption.  Accordingly, financial statements for the periods prior to 1 March 2006 have not been restated to reflect the fair value method of expensing share-based compensation.  Adoption of SFAS 123(R) does not change the way the Company accounts for share-based payments to non-employees, with guidance provided by SFAS 123 (as originally issued) and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services".

Recent accounting pronouncements

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159").  SFAS 159 allows the company to choose to measure many financial assets and financial liabilities at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.  SFAS 159 is effective for fiscal years beginning after 15 November 2007.  The Company is currently evaluating the requirements of SFAS 159 and the potential impact on the Company�s financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans' an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). SFAS 158 requires an employer that sponsors one or more single-employer defined benefit plans to (a) recognize the overfunded or underfunded status of a benefit plan in its statement of financial position, (b) recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS 87, "Employers' Accounting for Pensions", or SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", (c) measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end, and (d) disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. SFAS 158 is effective for the Company's fiscal year ending 31 May 2007. The adoption of SFAS 158 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurement" ("SFAS 157"). The Statement provides guidance for using fair value to measure assets and liabilities. The Statement also expands disclosures about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurement on earnings. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not expand the use of fair value measurements in any new circumstances. Under this Statement, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the entity transacts. SFAS 157 is effective for the Company for fair value measurements and disclosures made by the Company in its fiscal year beginning on 1 June 2008. The adoption of SFAS 157 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

In July 2006, the FASB issued FIN. 48, "Accounting for Uncertainty in Income Taxes (an interpretation of FASB Statement No. 109)" ("FIN 48"), which is effective for fiscal years beginning after 15 December 2006.  This interpretation was issued to clarify the accounting for uncertainty in income taxes recognized in the financial statements by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company is currently evaluating the potential impact of FIN 48, but it is not expected to have a material impact on the Company�s financial position, results of operations or cash flows.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140.  SFAS 156 may be adopted as early as 1 January 2006, for calendar year-end entities, provided that no interim financial statements have been issued.  Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after 15 September 2006 (e.g., 1 January 2007, for calendar year-end entities).  The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting.  Specifically, the FASB said SFAS 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value.  The adoption of SFAS 156 is not expected to have a material impact on the Company�s financial position, results of operations or cash flows.

3.             Patent Infringement Settlement

During the nine month period ended 29 February 2008 the Company received an out-of-court settlement in the amount of $500,000 related to a patent infringement with an unrelated party. Under the terms of the settlement, the Company received cash proceeds of $200,000 on the date of settlement and is entitled to receive the remaining $300,000 over the following four years in payments of $37,500 semi annually. A gain of $364,010 being gross settlement proceeds of $500,000 less legal fees of $135,990 was recorded to reflect the net of the total proceeds received related to the settlement.

4.             Plant, Property and Equipment

		Accumulated amortization	Net Book Value
	Cost		29 February 2008	31 May 2007
	$	$	$	$

Computer hardware	8,799	1,464	7,335	5,756

	8,799	1,464	7,335	5,756

During the nine month period ended 29 February 2008, total additions to property and equipment were $2,657 (31 May 2007 - $6,142).

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

5.             Website and Kiosk Development Costs

		Accumulated amortization	Net Book Value
	Cost		29 February 2008	31 May 2007
	$	$	$	$

Website and kiosk development costs	57,470	-	57,470	42,092

	57,470	-	57,470	42,092

During the nine month period ended 29 February 2008, the Company incurred website and kiosk development costs of $15,378 (31 May 2007 - $42,092).

6.             Patents

		Accumulated amortization	Net Book Value
	Cost		29 February 2008	31 May 2007
	$	$	$	$

Patents	350,000	31,341	318,659	-

	350,000	31,341	318,659	-

During the nine month period ended 29 February 2008, the Company purchased patents worth $350,000 (31 May 2007 - $Nil).

7.             Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

8.             Loan Payable

The note payable amount of $900,000 (31 May 2007 - $0) is non-interest bearing, unsecured and has no fixed term of repayment.

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

9.             Related Party Transactions

During the nine month period ended 29 February 2008, an officer, director and shareholder of the Company has made contributions to capital for management fees and rent in the amount of $13,500 (28 February 2007 - $13,500, cumulative - $31,500) and $4,500 (28 February 2007 - $4,500, cumulative - $10,500), respectively.  These amounts have been recorded as an increase in expenditures and an increase in additional paid-in capital (Notes 10 and 12).

10.         Capital Stock

Authorized

The total authorized capital is 300,000,000 common shares with a par value of $0.001 per common share.

Issued and outstanding

The total issued and outstanding capital stock is 62,080,000 common shares with a par value of $0.001 per common share.

On 31 October 2005, 36,000,000 capital stock of the Company were issued for cash proceeds of $9,000.

On 26 September 2006, 40,000,000 Units (the "Units") of the Company were issued for cash proceeds of $250,000.  Each Unit consists of one common share of the Company and one share purchase warrant.  Each share purchase warrant entitles the holder to purchase an additional common share of the Company at a price of $0.025 per common share expiring 18 May 2008.

On 2 February 2007, the Company chose to offer a rescission to shareholders who were not accredited investors and a total of 13,920,000 units (consisting of 13,920,000 common shares of the Company and 13,920,000 share purchase warrants) valued at $87,000 were rescinded.

On 31 July 2007, the Company effected a four for one stock split of the authorized, issued and outstanding common shares. As a result, the authorized capital has increased from 75,000,000 shares of capital stock with a par value of $0.001 to 300,000,000 shares of capital stock with a par value of $0.001.  The issued and outstanding share capital increased from 15,520,000 shares of capital stock to 62,080,000 shares of capital stock of the Company.

Additional paid-in capital

During the nine month period ended 29 February 2008, an officer, director and shareholder of the Company made contributions to capital by payment of Company expenses (Notes 9 and 12).

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

Warrants

The following share purchase warrants were outstanding at 29 February 2008:

	Exercise price	Number of warrants	Remaining contractual life (years)
	$

Warrants	0.025	26,080,000.25

		26,080,000

The following is a summary of warrant activities during the year ended 31 May 2007 and the nine month period ended 29 February 2008:

	Number of warrants	Weighted average exercise price
		$

Outstanding and exercisable at 31 May 2006	-	-

Granted	40,000,000	0.025
Exercised	-	-
Expired	-	-
Rescinded	(13,920,000)	0.025

Outstanding and exercisable at 31 May 2007	26,080,000	0.025

Weighted average fair value of warrants granted during the year ended 31 May 2007		0.0006

Outstanding and exercisable at 31 May 2007	26,080,000	0.025

Granted	-	-
Exercised	-	-
Expired	-	-
Rescinded	-	-

Outstanding and exercisable at 29 February 2008	26,080,000	0.025

Weighted average fair value of warrants granted during the period ended 29 February 2008		0.0000

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

11.         Income Taxes

As of 29 February 2008, the Company has utilized all of the losses that were carried forward for income tax purposes.  There are no current or deferred tax expenses for the period ended 29 February 2008.  The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The provision for refundable federal income tax consists of the following:

	For the nine month period ended 29 February 2008	For the nine month period ended 28 February 2007
	$	$

Deferred tax asset (liability) attributable to:
Current operations	(29,932)	13,924
Contributions to capital by related parties (Notes 9, 10 and 12)	(6,120)	(6,120)
Less: Change in valuation allowance	36,052	(7,804)

Net refundable amount	-	-

The composition of the Company�s deferred tax liability (assets) as at 29 February 2008 and 31 May 2007 is as follows:

	29 February 2008	31 May 2007 (Audited)
	$	$

Net income tax operating income (loss) carryforward	28,146	(77,889)

Statutory federal income tax rate	34%	34%
Effective income tax rate	0%	0%

Deferred tax (liability) asset	(9,570)	26,482
Less: Valuation allowance	9,570	(26,482)

Net deferred tax (liability) asset	-	-

Typhoon Touch Technologies, Inc.
 (formerly Typhoon Enterprises Inc.)
 (A Development Stage Company)
 Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
29 February 2008

The potential income tax benefit of these gains (losses) has been offset by a full valuation allowance.

As at 29 February 2008, the Company has net operating income of approximately $28,000.  This is the result of the $364,010 gain on settlement of the patent infringement lawsuit.  Management believes that the Company will have sufficient losses in the fourth quarter to offset the gain for the nine month period and has therefore included a valuation allowance to eliminate the tax liability.

12.         Supplemental Disclosures with Respect to Cash Flows

	For the period from the date of inception on 30 August 2005 to 29 February 2008	For the nine month period ended 29 February 2008	For the nine month period ended 28 February 2007
	$	$	$

Cash paid during the year for interest	-	-	-
Cash paid during the year for income taxes	-	-	-

During the nine month period ended 29 February 2008, an officer, director and stockholder of the Company made contributions to capital for management fees and rent in the amounts of $13,500 (28 February 2007 - $13,500, cumulative - $31,500) and $4,500 (28 February 2007 - $4,500, cumulative - $10,500) respectively (Notes 9 and 10).

13.         Commitment

The Company is subject to certain cash payment commitments over the next three years related to the purchase of the Patents (Note 6). The Company has also agreed to pay the vendor a 10% royalty related to the Patents. Certain terms of this purchase have not been disclosed by the Company and have been filed separately with the Secretary, Securities and Exchange Commission and are subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

AUDITED FINANCIAL STATEMENTS

JAMES STAFFORD

James Stafford Chartered Accountants* Suite 350 - 1111 Melville Street Vancouver, British Columbia Canada V6E 3V6 Telephone +1 604 669 0711 Facsimile +1 604 669 0754 * Incorporated professional

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Typhoon Tunes Inc. (A Development Stage Company)

We have audited the balance sheets of Typhoon Tunes Inc. (the "Company") as at 31 May 2007 and 2006, and the related statements of operations, cash flows and changes in stockholders' equity for the year ended 31 May 2007, the period from the dated of inception on 30 August 3005 to 31 May 2006 and for the period from the date of inception on 30 August 2005 to 31 May 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 31 May 2007 and 2006 and the results of its operations, cash flows and changes in stockholders' equity for the year ended 31 May 2007, the period from the date of inception on 30 August 2005 to 31 May 2006 and for the period from the date of inception on 30 August 2005 to 31 May 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada	/s/ James Stafford
9 August 2007	Chartered Accountants

JAMES STAFFORD

James Stafford Chartered Accountants Suite 350 - 1111 Melville Street Vancouver, British Columbia Canada V6E 3V6 Telephone Facsimile +1 604 669 0754

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation of our report dated 9 August 2007, with respect to the balance sheets of Typhoon Tunes Inc. as at 31 May 2007, and the related statement of operations, cash flows and the changes in stockholder's equity from the date of inception on 30 August 2005 to

31 May 2007 in the Form 10-KSB of Typhoon Tunes Inc.

Vancouver, Canada	/s/ James Stafford
9 August 2007	Chartered Accountants

Typhoon Tunes Inc.

(A Development Stage Company)

Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

Typhoon Tunes Inc.

(A Development Stage Company)

Balance Sheets

(Expressed in U.S. Dollars)

As at 31 May

	2007	2006
	$	$

Assets
Current
Cash and cash equivalents	27,675	585
Account receivable	2,000	-
Prepaid expenses	21,000	-

	50,675	585

Plant, property and equipment (Note 3)	5,756	-
Website and kiosk development costs (Note 4)	42,092	-

	98,523	585

Liabilities
Current
Accounts payable and accrued liabilities (Note 5)	4,412	8,021
Note payable (Note 6)	-	3,000
Due to related party (Note 7)	-	3,500

	4,412	14,521

Stockholders' equity (deficit)
Capital stock (Note 9)
Authorized
75,000,000 common shares, par value $0.001
Issued and outstanding
31 May 2007 - 15,520,000 common shares, par value $0.001
31 May 2006 - 9,000,000 common shares, par value $0.001	15,520	9,000
Additional paid-in capital	176,861	-
Warrants	3,619	-
Deficit, accumulated during the development stage	(101,889)	(22,936)

	94,111	(13,936)

	98,523	585

Nature and Continuance of Operations (Note 0), Subsequent Event (Note 12) and Commitment (Note 13)

On behalf of the Board:

/s/ James Shepard	Director

The accompanying notes are an integral part of these financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Statements of Operations

(Expressed in U.S. Dollars)

	For the period from the date of inception on 30 August 2005 to 31 May 2007	For the year ended 31 May 2007	For the period from the date of inception on 30 August 2005 to 31 May 2006
	$	$	$

Expenses
Depreciation (Note 3)	386	386	-
Filing fees	1,284	1,080	204
Legal and accounting	57,498	36,528	20,970
Management fees (Notes 8, 9 and 11)	18,000	18,000	-
Office and miscellaneous	3,272	2,367	905
Rent (Notes 8, 9 and 11)	6,000	6,000	-
Transfer agent fees	2,526	1,669	857
Website planning costs	12,923	12,923	-

Net loss for the period	(101,889)	(78,953)	(22,936)

Basic and diluted loss per common share		(0.006)	(0.003)

Weighted average number of common shares outstanding		13,812,874	9,000,000

The accompanying notes are an integral part of these financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Statements of Cash Flows

(Expressed in U.S. Dollars)

	For the period from the date of inception on 30 August 2005 to 31 May 2007	For the year ended 31 May 2007	For the period from the date of inception on 30 August 2005 to 31 May 2006
	$	$	$

Cash flows used in operating activities
Net loss for the period	(101,889)	(78,953)	(22,936)
Adjustments to reconcile loss to net cash used by operating activities
Contributions to capital - expenses (Notes 8, 9 and 11)	24,000	24,000	-
Depreciation (Note 3)	386	386	-
Changes in operating assets and liabilities
(Increase) in account receivable	(2,000)	(2,000)	-
(Increase) in prepaid expenses	(21,000)	(21,000)	-
Increase (decrease) in accounts payable and accrued liabilities	4,412	(3,609)	8,021

	(96,091)	(81,176)	(14,915)

Cash flows used in investing activities
Purchase of computer hardware	(6,142)	(6,142)	-
Website and kiosk development costs	(42,092)	(42,092)	-

	(48,234)	(48,234)	-

Cash flows from financing activities
Common shares and warrants issued for cash	259,000	250,000	9,000
Common shares and warrants rescinded for cash	(87,000)	(87,000)	-
Increase (decrease) in note payable	-	(3,000)	3,000
Increase (decrease) in due to related party	-	(3,500)	3,500

	172,000	156,500	15,500

Increase in cash and cash equivalents	27,675	27,090	585

Cash and cash equivalents, beginning of period	-	585	-

Cash and cash equivalents, end of period	27,675	27,675	585

Supplemental Disclosures with Respect to Cash Flows (Note 11)

The accompanying notes are an integral part of these financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Statements of Changes in Stockholders' Equity

(Expressed in U.S. Dollars)

	Number of common shares issued	Share Capital	Additional paid-in capital	Warrants	Deficit, accumulated during the development stage	Stockholders' equity
		$	$	$	$	$

Balance at 30 August 2005 (inception)	-	-	-	-	-	-
Common shares issued for cash ($0.001 per share) (Note 9)	9,000,000	9,000	-	-	-	9,000
Net loss for the period	-	-	-	-	(22,936)	(22,936)

Balance at 31 May 2006	9,000,000	9,000	-	-	(22,936)	(13,936)
Common shares and warrants issued for cash ($0.001 per unit ) (Note 9)	10,000,000	10,000	234,449	-	-	244,449
Common shares and warrants rescinded for cash ($0.001 per unit ) (Note 9)	(3,480,000)	(3,480)	(81,588)	-	-	(85,068)
Warrants granted (Note 9)	-	-	-	5,551	-	5,551
Warrants rescinded (Note 9)	-	-	-	(1,932)	-	(1,932)
Contributions to capital by related party - expenses (Notes 8, 9 and 11)	-	-	24,000	-	-	24,000
Net loss for the year	-	-	-	-	(78,953)	(78,953)

Balance at 31 May 2007	15,520,000	15,520	176,861	3,619	(101,889)	94,111

The accompanying notes are an integral part of these financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

1.	Nature and Continuance of Operations

Typhoon Tunes Inc. (the "Company") was incorporated under the laws of the State of Nevada on 30 August 2005. The Company was formed to provide music through retail mall kiosks and other point-of-purchase locations, including on the Internet at typhoontunes.com.

The Company plans to initially offer download assistance of music from third-party Internet music suppliers to the public in what it believes to be a new format, designed to target people who are not Internet or computer savvy or who are not willing or able to download their music preferences on their own.

Once the Company is operational, and as funds allow, the Company also intends to expand into a new genre, "music on demand" - downloading individual songs requested by customers onto a CD/DVD or their personal portable music device or by creating a CD/DVD of the customer's choice. By offering customized music, the Company feels it can be the solution for consumers looking for an easy and convenient way to get the music they want, when they want it. Additionally, if customers wish, they will have the option to purchase pre-made music mixes. For example, this could include "today's top ten New York club hits" or "London's favorite hits of the year". At a later date, after our first year of operations, we will consider expanding our offerings to include digital music players and other merchandise.

The Company is a development stage enterprise, as defined in Statements of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company is devoting all of its present efforts to securing and establishing a new business and its planned principle operations have not commenced. Accordingly, no revenue has been derived during the organization period. All losses accumulated since inception has been considered as part of the Company's development stage activities.

The Company's financial statements as at 31 May 2007 and for the year then ended have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $78,953 for the year ended 31 May 2007 (31 May 2006 - $22,936) and has working capital of $46,263 at 31 May 2007 (31 May 2006 - working capital deficiency of $13,936).

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company's capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 31 May 2008. However, if the Company is unable to raise additional capital in the near future, due to the Company's liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favorable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

At 31 May 2007, the Company has not yet moved into the revenue generation stage of the business and suffered losses from development stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to development stage enterprises, and are expressed in U.S. dollars. The Company's fiscal year end is 31 May.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, loan payable and due to related party approximates their fair value because of the short maturity of these instruments. The Company's operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company's financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Software, kiosk and website development costs

The costs of computer software developed or obtained for internal use, during the preliminary project phase, as defined under AICPA Statement of Position 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", will be expensed as incurred. The costs of website development during the planning stage, as defined under Emerging Issued Task Force ("EITF") No. 00-2 "Accounting for Web Site Development Costs", will also be expensed as incurred.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

Computer software, website, and kiosk development incurred during the application and infrastructure development stage, including external direct costs of materials and services consumed in developing the software and creating graphics and website content, will be capitalized and amortized over the estimated useful life, beginning when the software is ready for use and after all substantial testing is completed and the website is operational.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"), which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carryforwards when realization is more likely than not.

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, "Earnings per Share" ("SFAS 128"). SFAS 128 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Comprehensive loss

SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"), establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at 31 May 2007, the Company has no items that represent a comprehensive loss and, therefore, has not included a schedule of comprehensive loss in the financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

Revenues and expenses recognition

The Company recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 104, "Revenue Recognition in Financial Statements" ("SAB 104"). The Company recognizes revenue when all of the following criteria are met: 1) there is persuasive evidence that an arrangement exists, 2) delivery of goods has occurred, 3) the sales price is fixed or determinable, and 4) collectibility is reasonably assured. The Company uses guidance provided by the Financial Accounting Standards Board's Emerging Issues Task Force Item 99-19 ("EITF 99-19") in determining whether to report revenues on either a gross or net basis.

Revenues are reported on a gross basis when the majority of the following indicators exist: 1) the Company is the primary obligor in the arrangement, 2) the Company has general inventory risk, 3) latitude in establishing price rests with the Company, 4) the Company changes the product or performs part of the service, 5) the Company has discretion in supplier selection, 6) product or service specifications are determined in part by the Company, 7) physical loss inventory risk exists for the Company, and 8) the Company has credit risk. The Company reports revenues on a gross basis when it acts as principal and the preceding indicators exist.

Revenues are reported on a net basis when the majority of the following indicators exist: 1) the supplier is the primary obligor in the arrangement, 2) the amount the Company earns is fixed, and 3) the supplier has credit risk. The Company reports revenues on a net basis when it provides brokerage services, including assisting buyers and sellers in preparing and coordinating the purchase and delivery of products, generating commission revenues from facilitating the process.

Segments of an enterprise and related information

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), supersedes SFAS No.14, "Financial Reporting for Segments of a Business Enterprise". SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

Start-up expenses

The Company has adopted Statement of Position No. 98-5, "Reporting the Costs of Start-up Activities", which requires that costs associated with start-up activities be expensed as incurred.  Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from the date of inception on 30 August 2005 to 31 May 2007.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

Foreign currency translation

The Company's functional and reporting currency is the U.S. dollar. The financial statements of the Company are translated to U.S. dollars in accordance with SFAS No. 52, "Foreign Currency Translation" ("SFAS 52"). Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Stock-based compensation

Effective 1 March 2006, the Company adopted the provisions of SFAS No. 123(R), "Share-Based Payment" ("SFAS 123(R)"), which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employees' requisite service period (generally the vesting period of the equity grant). Before 1 March 2006, the Company accounted for stock-based compensation to employees in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and complied with the disclosure requirements of SFAS 123, "Accounting for Stock-Based Compensation".  The Company adopted SFAS 123(R) using the modified prospective method, which requires the Company to record compensation expense over the vesting period for all awards granted after the date of adoption, and for the unvested portion of previously granted awards that remain outstanding at the date of adoption. Accordingly, financial statements for the periods prior to 1 March 2006 have not been restated to reflect the fair value method of expensing share-based compensation. Adoption of SFAS 123(R) does not change the way the Company accounts for share-based payments to non-employees, with guidance provided by SFAS 123 (as originally issued) and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services".

Recent accounting pronouncements

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159").  SFAS 159 allows the company to choose to measure many financial assets and financial liabilities at fair value.  Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings.  SFAS 159 is effective for fiscal years beginning after 15 November 2007.  The Company is currently evaluating the requirements of SFAS 159 and the potential impact on the Company's financial statements.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). SFAS 158 requires an employer that sponsors one or more single-employer defined benefit plans to (a) recognize the overfunded or underfunded status of a benefit plan in its statement of financial position, (b) recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS 87, "Employers' Accounting for Pensions", or SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", (c) measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end, and (d) disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. SFAS 158 is effective for the Company's fiscal year ending 31 May 2007. The adoption of SFAS 158 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurement" ("SFAS 157"). The Statement provides guidance for using fair value to measure assets and liabilities. The Statement also expands disclosures about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurement on earnings. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not expand the use of fair value measurements in any new circumstances. Under this Statement, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the entity transacts. SFAS 157 is effective for the Company for fair value measurements and disclosures made by the Company in its fiscal year beginning on 1 June 2008. The adoption of SFAS 157 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In July 2006, the FASB issued FIN. 48,"Accounting for Uncertainty in Income Taxes (an interpretation of FASB Statement No. 109)" ("FIN 48"), which is effective for fiscal years beginning after 15 December 2006. This interpretation was issued to clarify the accounting for uncertainty in income taxes recognized in the financial statements by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company is currently evaluating the potential impact of FIN 48, but it is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS 156"), which amends SFAS 140. SFAS 156 may be adopted as early as 1 January 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after 15 September 2006 (e.g., 1 January 2007, for calendar year-end entities).  The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting.  Specifically, the FASB said SFAS 156 permits a service using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value.  The adoption of SFAS 156 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

3.	Plant, Property and Equipment

		Accumulated amortization	Net Book Value
	Cost		31 May 2007	31 May 2006
	$	$	$	$

Computer hardware	6,142	386	5,756	-

	6,142	386	5,756	-

During the year ended 31 May 2007, total additions to property and equipment were $6,142 (31 May 2006 - $Nil).

4.	Website and Kiosk Development Costs

		Accumulated amortization	Net Book Value
	Cost		31 May 2007	31 May 2006
	$	$	$	$

Website and kiosk development costs	42,092	-	42,092	-

	42,092	-	42,092	-

During the year ended 31 May 2007, the Company incurred website and kiosk development costs of $42,092 (31 May 2006 - $Nil).

5.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

6.	Note Payable

The note payable amount of $Nil (31 May 2006 - $3,000) is non-interest bearing, unsecured and has no fixed term of repayment.

7.	Due to Related Party

The amount due to a related party of $Nil (31 May 2006 - $3,500) is payable to a director and shareholder of the Company. This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

8.	Related Party Transactions

During the year ended 31 May 2007, an officer, director and shareholder of the Company has made contributions to capital for management fees and rent in the amount of $18,000 (31 May 2006 - $Nil, cumulative - $18,000) and $6,000 (31 May 2006 - $Nil, cumulative - $6,000) respectively. These amounts have been recorded as an increase in expenditures and an increase in additional paid-in capital (Notes 9 and 11).

9.	Capital Stock

Authorized

The total authorized capital is 75,000,000 common shares with a par value of $0.001 per common share.

Issued and outstanding

The total issued and outstanding capital stock is 15,520,000 common shares with a par value of $0.001 per common share.

On 31 October 2005, 9,000,000 capital stock of the Company were issued for cash proceeds of $9,000.

On 26 September 2006, 10,000,000 Units (the "Units") of the Company were issued for cash proceeds of $250,000. Each Unit consists of one common share of the Company and one share purchase warrant. Each share purchase warrant entitles the holder to purchase an additional common share of the Company at a price of $0.10 per common share expiring 18 May 2008.

On 2 February 2007, the Company chose to offer a rescission to shareholders who were not accredited investors and a total of 3,480,000 units (consisting of 3,480,000 common shares of the Company and 3,480,000 share purchase warrants) valued at $87,000 were rescinded.

As of 31 May 2007, there were 6,520,000 share purchase warrants outstanding. Each common share purchase warrant entitles the holder to purchase one additional common share of the Company at a price of $0.10 per share expiring 18 May 2008.

During year ended 31 May 2007, an officer, director and shareholder of the Company made contributions to capital by payment of Company expenses (Notes 8 and 11).

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

Warrants

The following share purchase warrants were outstanding at 31 May 2007:

	Exercise price	Number of warrants	Remaining contractual life (years)
	$

Warrants	0.10	6,520,000	1.00

		6,520,000

The following is a summary of warrant activities during the year ended 31 May 2007 and the period from the date of inception on 30 August 2005 to 31 May 2006:

	Number of warrants	Weighted average exercise price
$

Outstanding and exercisable at 30 August 2005	-	-

Granted	-	-
Exercised	-	-
Expired	-	-

Outstanding and exercisable at 31 May 2006	-	-

Weighted average fair value of warrants granted during the period ended 31 May 2006		-

Outstanding and exercisable at 31 May 2006	-	-

Granted	10,000,000	0.10
Exercised	-	-
Expired	-	-
Rescinded	3,480,000	-

Outstanding and exercisable at 31 May 2007	6,520,000	0.10

Weighted average fair value of warrants granted during the year ended 31 May 2007		0.0006

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

The weighted average grant date fair value of warrants issued during the year ended 31 May 2007, amounted to $0.0006 per warrant (31 May 2006 - $Nil per warrant). The fair value of each warrant granted was determined using the Black-Scholes option pricing model and the following weighted average assumptions:

	As at 31 May 2007	As at 31 May 2006

Risk free interest rate	4.38%	-
Expected life	1.63 years	-
Annualized volatility	59%	-
Expected dividends	-	-

10.	Income Taxes

The Company has losses to 31 May 2007 carried forward for income tax purposes. There are no current or deferred tax expenses for the period ended 31 May 2007 due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The provision for refundable federal income tax consists of the following:

	For the year ended 31 May 2007	For the period from the date of inception on 30 August 2005 to 31 May 2007
	$	$

Deferred tax asset attributable to:
Current operations	26,844	34,642
Contributions to capital by related parties (Notes 8 and 11)	(8,160)	(8,160)
Less: Change in valuation allowance	(18,684)	(26,482)

Net refundable amount	-	-

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

The composition of the Company's deferred tax assets as at 31 May 2007 and 31 May 2006 is as follows:

	31 May 2007	31 May 2006
	$	$

Net income tax operating loss carryforward	(77,889)	(22,936)

Statutory federal income tax rate	34%	34%
Effective income tax rate	0%	0%

Deferred tax asset	26,482	7,798
Less: Valuation allowance	(26,482)	(7,798)

Net deferred tax asset	-	-

The potential income tax benefit of these losses has been offset by a full valuation allowance.

As at 31 May 2007, the Company has an unused net operating loss carryforward balance of approximately $77,889 that is available to offset future taxable income. This unused net operating loss carryforward balance for income tax purposes expires between the years 2025 to 2027.

11.	Supplemental Disclosures with Respect to Cash Flows

	For the period from the date of inception on 30 August 2005 to 31 May 2007	For the year ended 31 May 2007	For the period from the date of inception on 30 August 2005 to 31 May 2006
	$	$	$

Cash paid during the year for interest	-	-	-
Cash paid during the year for income taxes	-	-	-

During the year ended 31 May 2007, an officer, director and stockholder of the Company made contributions to capital for management fees and rent in the amounts of $18,000 (31 May 2006 - $Nil, cumulative - $18,000) and $6,000 (31 May 2006 - $Nil, cumulative - $6,000) respectively (Notes 8 and 9).

Typhoon Tunes Inc.

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

31 May 2007

12.	Subsequent Event

Subsequent to 31 May 2007, the Company purchased U.S. patent application 5,379,057 and 5,675,362 which relate to keyboardless touch screen devices (the "Patents") for cash payments to the vendor by the Company over a three year period. The Company has also agreed to pay the vendor a 10% royalty related to the Patents. Certain terms of this purchase have not been disclosed by the Company and have been filed separately with the Secretary, Securities and Exchange Commission and are subject to a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Effective 31 July 2007, the Company effected a four for one stock split of the authorized, issued and outstanding common shares. As a result, the authorized capital has increased from 75,000,000 shares of capital stock with a par value of $0.001 to 300,000,000 shares of capital stock with a par value of $0.001. The issued and outstanding share capital increased from 15,520,000 shares of capital stock to 62,080,000 shares of capital stock of the Company.

13.	Commitment

The Company is subject to certain cash payment commitments related to the purchase of the Patents subsequent to 31 May 2007 (Note 12).